Open Funds
Semi-Annual Report
April 30, 2009
www.transamericafunds.com
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,
On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future. We value the trust you have placed in us.
This semi-annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.
We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. Equity and fixed-income markets have continued to remain volatile over the past six months while exhibiting some signs of price improvement in March and April of 2009. The Federal Reserve has sought to stabilize financial markets by providing liquidity, and the Treasury department has taken an active role in the restructuring of financial companies and markets. At the end of 2008, and during the beginning of 2009, credit markets exhibited some signs of thawing, with improvement in returns, particularly within the high yield sector. While data has been mixed, there has been some evidence of an improvement in housing demand and construction spending. Additionally, consumer confidence has risen as investors look beyond weak economic and unemployment data. Oil prices have risen from their lows in 2008 while most major foreign currencies remain relatively weak against the U.S. dollar. For the six months ending April 30, 2009, the Dow Jones Industrial Average returned -10.78%, the Standard & Poor’s 500 Index returned -8.53%, and the Barclays Capital Aggregate U.S. Bond Index returned 7.74%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.
In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a complete picture of your current and future financial needs. Financial advisors are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.
Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.
Sincerely,

John K. Carter	Christopher A. Staples
President & Chief Executive Officer	Vice President & Chief Investment Officer
Transamerica Funds	Transamerica Funds

Understanding Your Funds’ Expenses
(unaudited)
SHAREHOLDER EXPENSES
Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.
The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds’ and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 invested at November 1, 2008 and held for the entire period until April 30, 2009.
ACTUAL EXPENSES
The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.
HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES
The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Balanced
Class A	$1,000.00	$1,033.73	$8.67	$1,016.27	$8.60	1.72%
Class B	1,000.00	1,029.22	12.33	1,012.65	12.23	2.45
Class C	1,000.00	1,030.94	11.48	1,013.49	11.38	2.28

Transamerica Convertible Securities
Class A	1,000.00	1,020.48	7.41	1,017.46	7.40	1.48
Class B	1,000.00	1,015.74	11.15	1,013.74	11.13	2.23
Class C	1,000.00	1,016.64	10.20	1,014.68	10.19	2.04
Class I	1,000.00	1,022.21	4.36	1,020.48	4.36	0.87

Transamerica Equity
Class A	1,000.00	954.74	7.37	1,017.26	7.60	1.52
Class B	1,000.00	950.15	10.49	1,014.03	10.84	2.17
Class C	1,000.00	951.87	10.50	1,014.03	10.84	2.17
Class I	1,000.00	957.51	3.88	1,020.83	4.01	0.80
Class T	1,000.00	956.23	4.95	1,019.74	5.11	1.02

Transamerica Flexible Income
Class A	1,000.00	1,035.25	7.52	1,017.41	7.45	1.49
Class B	1,000.00	1,031.47	11.13	1,013.84	11.03	2.21
Class C	1,000.00	1,030.99	10.58	1,014.38	10.49	2.10
Class I	1,000.00	1,038.94	4.30	1,020.58	4.26	0.85

Transamerica Growth Opportunities
Class A	1,000.00	1,003.04	8.69	1,016.12	8.75	1.75
Class B	1,000.00	1,000.00	11.90	1,012.89	11.98	2.40
Class C	1,000.00	1,000.00	11.90	1,012.89	11.98	2.40
Class I	1,000.00	1,005.94	4.53	1,020.28	4.56	0.91

Transamerica High Yield Bond
Class A	1,000.00	1,158.30	6.48	1,018.79	6.06	1.21
Class B	1,000.00	1,155.61	10.48	1,015.08	9.79	1.96
Class C	1,000.00	1,155.20	9.83	1,015.67	9.20	1.84
Class I	1,000.00	1,162.46	3.54	1,021.52	3.31	0.66

Transamerica Legg Mason Partners All Cap
Class A	1,000.00	924.23	7.40	1,017.11	7.75	1.55
Class B	1,000.00	920.74	10.48	1,013.88	10.99	2.20
Class C	1,000.00	920.33	10.48	1,013.88	10.99	2.20

		Actual Expenses		Hypothetical Expenses (b)
	Beginning	Ending Account	Expenses Paid	Ending Account	Expenses Paid	Annualized
Fund Name	Account Value	Value	During Period (a)	Value	During Period (a)	Expense Ratio
Transamerica Money Market
Class A	$1,000.00	$1,002.09	$3.97	$1,020.83	$4.01	0.80%
Class B	1,000.00	1,000.79	5.11	1,019.69	5.16	1.03
Class C	1,000.00	1,000.66	5.16	1,019.64	5.21	1.04
Class I	1,000.00	1,003.41	2.53	1,022.27	2.56	0.51

Transamerica Science & Technology
Class A	1,000.00	1,017.61	7.65	1,017.21	7.65	1.53
Class B	1,000.00	1,014.92	10.89	1,013.98	10.89	2.18
Class C	1,000.00	1,014.92	10.89	1,013.98	10.89	2.18
Class I	1,000.00	1,020.76	5.31	1,019.54	5.31	1.06

Transamerica Short-Term Bond
Class A	1,000.00	1,056.47	5.56	1,019.39	5.46	1.09
Class C	1,000.00	1,054.31	8.76	1,016.27	8.60	1.72
Class I	1,000.00	1,059.61	3.52	1,021.37	3.46	0.69

Transamerica Small/Mid Cap Value
Class A	1,000.00	1,030.15	8.81	1,016.12	8.75	1.75
Class B	1,000.00	1,027.35	11.76	1,013.19	11.68	2.34
Class C	1,000.00	1,027.76	11.51	1,013.44	11.43	2.29
Class I	1,000.00	1,034.31	4.49	1,020.38	4.46	0.89

Transamerica Templeton Global
Class A	1,000.00	967.72	7.56	1,017.11	7.75	1.55
Class B	1,000.00	964.14	10.71	1,013.88	10.99	2.20
Class C	1,000.00	964.43	10.72	1,013.88	10.99	2.20

Transamerica Value Balanced
Class A	1,000.00	961.26	7.54	1,017.11	7.75	1.55
Class B	1,000.00	958.02	10.68	1,013.88	10.99	2.20
Class C	1,000.00	958.98	10.69	1,013.88	10.99	2.20

(a)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

Schedules of Investments Composition
At April 30, 2009
(the following charts summarize the Schedule of Investments of each Fund by asset type)
(unaudited)
Transamerica Balanced

Common Stocks	61.7%
Corporate Debt Securities	19.0
U.S. Government Agency Obligations	15.7
Mortgage-Backed Securities	1.9
Repurchase Agreement	1.0
U.S. Government Obligations	1.0
Municipal Government Obligation	0.3
Other Assets and Liabilities, net Ω	(0.6)

Total	100.0%

Transamerica Convertible Securities

Convertible Bonds	74.7%
Convertible Preferred Stocks	6.1
Reverse Convertible Bond	4.1
Repurchase Agreement	3.9
Preferred Stock	2.5
Other Assets and Liabilities, net Ω	8.7

Total	100.0%

Transamerica Equity

Common Stocks	98.8%
Repurchase Agreement	1.5
Other Assets and Liabilities, net Ω	(0.3)

Total	100.0%

Transamerica Flexible Income

Corporate Debt Securities	64.1%
U.S. Government Agency Obligations	16.4
Mortgage-Backed Securities	5.3
Foreign Government Obligation	3.8
Convertible Bonds	3.1
Repurchase Agreement	3.0
U.S. Government Obligations	2.2
Preferred Stock	0.8
Convertible Preferred Stock	0.4
Other Assets and Liabilities, net Ω	0.9

Total	100.0%

Transamerica Growth Opportunities

Common Stocks	95.0%
Repurchase Agreement	6.0
Other Assets and Liabilities, net Ω	(1.0)

Total	100.0%

Transamerica High Yield Bond

Corporate Debt Securities	92.5%
Repurchase Agreement	3.7
Preferred Stock	0.2
Other Assets and Liabilities, net Ω	3.6

Total	100.0%

Transamerica Legg Mason Partners All Cap

Common Stocks	95.0%
Repurchase Agreement	5.9
Other Assets and Liabilities, net Ω	(0.9)

Total	100.0%

Transamerica Money Market

Commercial Paper	92.0%
Corporate Debt Securities	6.4
Certificate of Deposit	2.0
Repurchase Agreement	0.0 *
Other Assets and Liabilities, net Ω	(0.4)

Total	100.0%

Transamerica Science & Technology

Common Stocks	98.7%
Repurchase Agreement	1.3
Other Assets and Liabilities, net Ω	0.0 *

Total	100.0%

Transamerica Short-Term Bond

Corporate Debt Securities	77.2%
U.S. Government Agency Obligations	16.2
Mortgage-Backed Securities	4.6
Repurchase Agreement	2.1
Other Assets and Liabilities, net Ω	(0.1)

Total	100.0%

Transamerica Small/Mid Cap Value

Common Stocks	97.7%
Repurchase Agreement	3.5
Other Assets and Liabilities, net Ω	(1.2)

Total	100.0%

Transamerica Templeton Global

Common Stocks	98.3%
Repurchase Agreement	1.2
Other Assets and Liabilities, net Ω	0.5

Total	100.0%

Transamerica Value Balanced

Common Stocks	59.3%
Corporate Debt Securities	19.4
U.S. Government Agency Obligations	17.4
Mortgage-Backed Securities	1.5
U.S. Government Obligations	1.4
Repurchase Agreement	1.2
Municipal Government Obligations	0.6
Other Assets and Liabilities, net Ω	(0.8)

Total	100.0%

Ω	The Other Assets and Liabilities, net category may include, but is not limited to, Forward Currency contracts, Futures contracts, Swap Agreements, Written options and swaptions, and Securities Sold Short.

*	Amount rounds to less than 0.05% or (0.05%).

Transamerica Balanced
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (1.0%)
U.S. Treasury Bond
4.50%, 05/15/2038	$48	$52
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	425	383
2.50%, 01/15/2029	455	462

Total U.S. Government Obligations (cost $851)		897

U.S. GOVERNMENT AGENCY OBLIGATIONS (15.7%)
Fannie Mae
4.50%, 07/25/2021	572	582
5.00%, 04/25/2034- 09/01/2037	2,100	2,176
5.50%, 04/01/2037- 11/01/2038	2,556	2,651
5.77%, 12/01/2036 *	1,192	1,245
Freddie Mac
4.79%, 03/01/2035 *	458	469
5.00%, 02/01/2024- 01/01/2039	4,608	4,747
6.00%, 12/01/2037	1,409	1,484
Ginnie Mae
4.50%, 02/20/2037 *	789	798

Total U.S. Government Agency Obligations (cost $13,919)		14,152

MORTGAGE-BACKED SECURITIES (1.9%)
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037-144A	450	401
Crown Castle Towers LLC
Series 2006-1A, Class AFX
5.24%, 11/15/2036-144A	739	679
Small Business Administration Trust
Series 2006-1A, Class A
5.31%, 11/15/2036-144A	680	636

Total Mortgage-Backed Securities (cost $1,816)		1,716

MUNICIPAL GOVERNMENT OBLIGATION (0.3%)
State of California
7.55%, 04/01/2039	250	261
Total Municipal Government Obligation (cost $261)

CORPORATE DEBT SECURITIES (19.0%)
Airlines (0.3%)
Delta Air Lines, Inc.
7.57%, 11/18/2010	270	251
Auto Components (0.5%)
Johnson Controls, Inc.
5.25%, 01/15/2011	458	451
Beverages (0.6%)
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 01/15/2039 -144A	283	284
Bacardi, Ltd.
7.45%, 04/01/2014 -144A	230	233
Capital Markets (0.4%)
Goldman Sachs Group, Inc.
6.00%, 05/01/2014	355	354
Chemicals (0.4%)
Dow Chemical Co.
6.13%, 02/01/2011	385	385
Commercial Banks (1.5%)
Barclays Bank PLC
7.70%, 04/25/2018 -144A ▪ Ž	395	249
BB&T Corp.
6.85%, 04/30/2019	335	326
PNC Bank NA
6.00%, 12/07/2017	250	225
6.88%, 04/01/2018	270	257
Wells Fargo Bank NA
5.75%, 05/16/2016	300	267
Commercial Services & Supplies (0.4%)
Allied Waste North America, Inc.
6.50%, 11/15/2010	365	372
Construction Materials (0.5%)
Lafarge SA
6.15%, 07/15/2011	455	442
Consumer Finance (0.4%)
Discover Financial Services
1.86%, 06/11/2010 *	432	381
Containers & Packaging (0.3%)
Rexam PLC
6.75%, 06/01/2013 -144A	315	286
Diversified Financial Services (2.2%)
Bank of America Corp.
5.75%, 12/01/2017	470	384
Bear Stearns Cos., Inc.
7.25%, 02/01/2018	378	386
General Electric Capital Corp.
6.88%, 01/10/2039	290	227
Glencore Funding LLC
6.00%, 04/15/2014 -144A	200	123
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 -144A	235	181
Merrill Lynch & Co., Inc.
5.45%, 02/05/2013	475	416
Pemex Finance, Ltd.
9.03%, 02/15/2011	340	352
Electric Utilities (0.3%)
EDF SA
6.95%, 01/26/2039 -144A	270	285
Energy Equipment & Services (1.4%)
DCP Midstream LLC
9.75%, 03/15/2019 -144A	215	213
Halliburton Co.
6.15%, 09/15/2019	445	472
NGPL Pipeco LLC
6.51%, 12/15/2012 -144A	330	326
Weatherford International, Ltd.
7.00%, 03/15/2038	285	211
Food & Staples Retailing (0.2%)
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	225	222
Food Products (0.3%)
Michael Foods, Inc.
8.00%, 11/15/2013	320	302
Hotels, Restaurants & Leisure (0.3%)
Royal Caribbean Cruises, Ltd.
8.75%, 02/02/2011	252	236
Insurance (0.4%)
MetLife, Inc.
5.38%, 12/15/2012	320	305
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A ▪ Ž	270	88
Machinery (0.4%)
PACCAR, Inc.
6.88%, 02/15/2014	320	335
The notes to the financial statements are an integral part of this report.

(all amounts except share amounts in thousands)
(unaudited)

	Principal	Value
Media (0.2%)
Time Warner Cable, Inc.
8.25%, 04/01/2019	$200	$221
Metals & Mining (1.5%)
ArcelorMittal
5.38%, 06/01/2013	440	397
BHP Billiton Finance USA, Ltd.
6.50%, 04/01/2019	360	392
Falconbridge, Ltd.
7.35%, 06/05/2012	183	161
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	330	339
Multi-Utilities (0.5%)
Sempra Energy
9.80%, 02/15/2019	380	433
Office Electronics (0.4%)
Xerox Corp.
7.13%, 06/15/2010	400	404
Oil, Gas & Consumable Fuels (2.7%)
Energy Transfer Partners, LP
9.70%, 03/15/2019	275	305
Enterprise Products Operating, LP
7.50%, 02/01/2011	400	411
Hess Corp.
8.13%, 02/15/2019	410	449
Husky Energy, Inc.
6.25%, 06/15/2012	348	346
PetroHawk Energy Corp.
9.13%, 07/15/2013	360	353
TEPPCO Partners, LP
7.00%, 06/01/2067 ▪	300	163
Valero Logistics Operations, LP
6.88%, 07/15/2012	450	438
Paper & Forest Products (0.4%)
Weyerhaeuser Co.
6.75%, 03/15/2012	380	379
Real Estate Investment Trusts (1.2%)
PPF Funding, Inc.
5.35%, 04/15/2012 -144A	781	572
WEA Finance LLC / WCI Finance LLC
5.40%, 10/01/2012 -144A	520	478
Real Estate Management & Development (0.3%)
Post Apartment Homes, LP
6.30%, 06/01/2013	349	277
Road & Rail (0.2%)
Hertz Corp.
8.88%, 01/01/2014	200	155
Specialty Retail (0.6%)
Staples, Inc.
9.75%, 01/15/2014	415	455
Wireless Telecommunication Services (0.2%)
Centennial Communications Corp.
6.96%, 01/01/2013 *	170	170

Total Corporate Debt Securities (cost $18,200)		17,125

	Shares
COMMON STOCKS (61.7%)
Aerospace & Defense (0.9%)
Boeing Co.	20,000	801
Air Freight & Logistics (2.2%)
CH Robinson Worldwide, Inc.	27,000	1,435
Expeditors International of Washington, Inc.	15,000	521
Auto Components (3.1%)
BorgWarner, Inc.	50,000	1,447
Johnson Controls, Inc.	72,000	1,369
Biotechnology (2.0%)
Gilead Sciences, Inc. ‡	40,000	1,832
Capital Markets (4.4%)
Charles Schwab Corp.	130,000	2,402
T. Rowe Price Group, Inc.	39,843	1,535
Chemicals (2.5%)
Sigma-Aldrich Corp.	50,000	2,192
Communications Equipment (2.3%)
Qualcomm, Inc.	50,000	2,116
Computers & Peripherals (3.1%)
Apple, Inc. ‡	22,000	2,768
Construction & Engineering (1.0%)
Jacobs Engineering Group, Inc. ‡	24,000	913
Diversified Financial Services (1.8%)
JPMorgan Chase & Co.	48,000	1,584
Diversified Telecommunication Services (2.0%)
Verizon Communications, Inc.	60,000	1,820
Electronic Equipment & Instruments (1.0%)
Tyco Electronics, Ltd.	53,300	930
Food & Staples Retailing (1.3%)
Wal-Mart Stores, Inc.	24,000	1,210
Health Care Equipment & Supplies (2.9%)
Becton Dickinson & Co.	22,000	1,330
Covidien, Ltd.	25,000	825
Varian Medical Systems, Inc. ‡	13,000	434
Industrial Conglomerates (1.8%)
General Electric Co.	125,000	1,581
Internet & Catalog Retail (3.2%)
Amazon.com, Inc. ‡	35,000	2,818
Internet Software & Services (2.7%)
Google, Inc. -Class A ‡	6,200	2,455
IT Services (1.7%)
Automatic Data Processing, Inc.	44,000	1,549
Machinery (6.0%)
Caterpillar, Inc.	25,000	890
Kennametal, Inc.	100,000	2,045
PACCAR, Inc.	72,000	2,551
Paper & Forest Products (2.3%)
Weyerhaeuser Co.	60,000	2,116
Real Estate Investment Trusts (0.5%)
Plum Creek Timber Co., Inc.	14,000	483
Road & Rail (1.1%)
Burlington Northern Santa Fe Corp.	15,000	1,012
Semiconductors & Semiconductor Equipment (2.7%)
Intel Corp.	154,000	2,430
Software (7.4%)
Adobe Systems, Inc. ‡	87,000	2,379
Intuit, Inc. ‡	44,000	1,018
Oracle Corp.	115,000	2,224
Salesforce.com, Inc. ‡	23,500	1,006
Trading Companies & Distributors (1.9%)
WW Grainger, Inc.	20,000	1,678

Total Common Stocks (cost $61,849)		55,699

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)
(unaudited)

	Principal	Value
REPURCHASE AGREEMENT (1.0%)
State Street Repurchase Agreement 0.01%, dated 04/30/2009, to be repurchased at $929 on 05/01/2009 •	$929	$929

Total Repurchase Agreement (cost $929)
Total Investment Securities (cost $97,825) #		90,779
Other Assets and Liabilities, net		(637)

Net Assets		$90,142

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

Ž	The security has a perpetual maturity. The date shown is the next call date.

▪	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 04/30/2009.

*	Floating or variable rate note. Rate is listed as of 04/30/2009.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 3.74%, a maturity date of 04/01/2035, and with a market value plus accrued interest of $948.

#	Aggregate cost for federal income tax purposes is $97,825. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $5,707 and $12,753, respectively. Net unrealized depreciation for tax purposes is $7,046.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated $5,034, or 5.58%, of the Fund’s net assets.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities
Level 1	Level 2	Level 3	Total Investments in Securities
$55,699	$35,080	$—	$90,779
The notes to the financial statements are an integral part of this report.

Transamerica Convertible Securities
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (6.1%)
Diversified Financial Services (3.3%)
Vale Capital, Ltd. 5.50% ▲	60,900	$2,132
Pharmaceuticals (2.8%)
Mylan, Inc. 6.50% ▲	2,055	1,751

Total Convertible Preferred Stocks (cost $3,536)		3,883

PREFERRED STOCK (2.5%)
Commercial Services & Supplies (2.5%)
Avery Dennison Corp. 7.88% ▲	52,000	1,586
Total Preferred Stock (cost $1,674)

REVERSE CONVERTIBLE BOND (4.1%)
Capital Markets (4.1%)
Goldman Sachs Group, Inc. -144A ‡	162,000	2,579
Total Reverse Convertible Bond (cost $2,603)

	Principal
CONVERTIBLE BONDS (74.7%)
Aerospace & Defense (2.6%)
Alliant Techsystems, Inc.
2.75%, 02/15/2024	$1,575	1,660
Beverages (3.2%)
Molson Coors Brewing Co.
2.50%, 07/30/2013	1,925	2,043
Biotechnology (2.9%)
Gilead Sciences, Inc.
0.63%, 05/01/2013	1,450	1,867
Commercial Services & Supplies (3.1%)
Covanta Holding Corp.
1.00%, 02/01/2027	2,350	1,917
Communications Equipment (1.8%)
Ciena Corp.
0.88%, 06/15/2017	2,250	1,148
Computers & Peripherals (3.0%)
Maxtor Corp.
6.80%, 04/30/2010	1,950	1,921
Construction & Engineering (1.9%)
Quanta Services, Inc.
3.75%, 04/30/2026	1,075	1,226
Containers & Packaging (2.5%)
Sealed Air Corp.
3.00%, 06/30/2033 -144A	1,675	1,581
Diversified Telecommunication Services (3.7%)
Global Crossing, Ltd.
5.00%, 05/15/2011	745	484
Lucent Technologies, Inc.
2.88%, 06/15/2023 Ђ	2,050	1,884
Electronic Equipment & Instruments (3.4%)
Itron, Inc.
2.50%, 08/01/2026	2,137	2,164
Energy Equipment & Services (2.9%)
Transocean, Inc.
1.63%, 12/15/2037	2,005	1,867
Health Care Equipment & Supplies (2.5%)
NuVasive, Inc.
2.25%, 03/15/2013 -144A	1,578	1,608
Industrial Conglomerates (3.0%)
Textron, Inc.
4.50%, 05/01/2013	1,750	1,892
Internet Software & Services (2.0%)
Equinix, Inc.
3.00%, 10/15/2014	1,525	1,252
Leisure Equipment & Products (3.4%)
Hasbro, Inc.
2.75%, 12/01/2021	1,650	2,141
Machinery (3.0%)
Danaher Corp.
Zero Coupon, 01/22/2021	2,120	1,903
Metals & Mining (8.4%)
Arcelormittal
5.00%, 05/15/2014	640	661
Newmont Mining Corp.
1.25%, 07/15/2014	1,375	1,540
U.S. Steel Corp.
4.00%, 05/15/2014	3,100	3,100
Oil, Gas & Consumable Fuels (1.3%)
Quicksilver Resources, Inc.
1.88%, 11/01/2024	940	807
Pharmaceuticals (6.2%)
Allergan, Inc.
1.50%, 04/01/2026	2,505	2,557
Sepracor, Inc.
Zero Coupon, 12/15/2010	1,525	1,331
Software (7.0%)
Nuance Communications, Inc.
2.75%, 08/15/2027	2,710	2,438
Symantec Corp.
0.75%, 06/15/2011	1,860	1,979
Wireless Telecommunication Services (6.9%)
Nextel Communications, Inc.
5.25%, 01/15/2010	1,920	1,884
SBA Communications Corp.
1.88%, 05/01/2013 -144A	3,000	2,520

Total Convertible Bonds (cost $49,484)		47,375

REPURCHASE AGREEMENT (3.9%)
State Street Repurchase Agreement 0.01%, dated 04/30/2009, to be repurchased at $2,471 on 05/01/2009 •	2,471	2,471

Total Repurchase Agreement (cost $2,471)

Total Investment Securities (cost $59,768) #		57,894
Other Assets and Liabilities, net		5,506

Net Assets		$63,400

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 04/30/2009.

‡	Non-income producing security.

Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 4.73% to 4.80%, maturity dates ranging from 05/01/2035 to 09/01/2035, and with market values plus accrued interests of $2,521.

#	Aggregate cost for federal income tax purposes is $59,768. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,896 and $3,770, respectively. Net unrealized depreciation for tax purposes is $1,874.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated $8,288, or 13.07%, of the Fund’s net assets.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities
Level 1	Level 2	Level 3	Total Investments in Securities
$8,048	$49,846	$—	$57,894
The notes to the financial statements are an integral part of this report.

Transamerica Equity
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS (98.8%)
Aerospace & Defense (3.5%)
Raytheon Co.	690,000	$31,209
Air Freight & Logistics (2.2%)
Expeditors International of Washington, Inc.	565,000	19,611
Auto Components (6.1%)
BorgWarner, Inc.	793,400	22,969
Johnson Controls, Inc.	1,630,000	30,986
Biotechnology (5.7%)
Gilead Sciences, Inc. ‡	1,100,000	50,380
Capital Markets (6.1%)
Charles Schwab Corp.	1,536,280	28,390
T. Rowe Price Group, Inc.	660,000	25,423
Chemicals (13.3%)
Ecolab, Inc.	670,000	25,829
Monsanto Co.	100,000	8,489
Praxair, Inc.	674,000	50,286
Sigma-Aldrich Corp.	770,000	33,757
Commercial Banks (2.9%)
Wells Fargo & Co.	1,280,000	25,613
Communications Equipment (7.6%)
Cisco Systems, Inc. ‡	1,060,000	20,479
Qualcomm, Inc.	1,100,000	46,552
Computers & Peripherals (9.3%)
Apple, Inc. ‡	422,000	53,101
Hewlett-Packard Co.	240,000	8,635
International Business Machines Corp.	206,000	21,262
Construction & Engineering (1.8%)
Jacobs Engineering Group, Inc. ‡	420,000	15,977
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	810,000	20,752
Electrical Equipment (2.0%)
Emerson Electric Co.	511,000	17,394
Electronic Equipment & Instruments (1.6%)
Tyco Electronics, Ltd.	806,285	14,062
Food & Staples Retailing (2.0%)
Wal-Mart Stores, Inc.	350,955	17,688
Health Care Equipment & Supplies (4.8%)
Becton Dickinson & Co.	435,000	26,309
Varian Medical Systems, Inc. ‡	488,225	16,292
Industrial Conglomerates (2.7%)
General Electric Co.	1,925,000	24,351
Internet & Catalog Retail (6.6%)
Amazon.com, Inc. ‡	725,000	58,377
Internet Software & Services (4.7%)
Google, Inc. -Class A ‡	105,000	41,577
IT Services (2.0%)
Automatic Data Processing, Inc.	509,275	17,926
Machinery (4.7%)
Caterpillar, Inc.	385,900	13,730
PACCAR, Inc.	774,000	27,431
Media (2.0%)
Walt Disney Co.	830,000	18,177
Pharmaceuticals (2.1%)
Allergan, Inc.	142,055	6,628
Teva Pharmaceutical Industries, Ltd. ADR	272,840	11,975
Road & Rail (2.7%)
Union Pacific Corp.	490,000	24,079

Total Common Stocks (cost $969,233)		875,696

	Principal
REPURCHASE AGREEMENT (1.5%)
State Street Repurchase Agreement 0.01%, dated 04/30/2009, to be repurchased at $14,045 on 05/01/2009 •	$14,045	14,045

Total Repurchase Agreement (cost $14,045)

Total Investment Securities (cost $983,278) #		889,741
Other Assets and Liabilities, net		(2,987)

Net Assets		$886,754

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 4.23% to 4.44%, maturity dates ranging from 02/01/2035 to 03/01/2035, and with market values plus accrued interests of $14,326.

#	Aggregate cost for federal income tax purposes is $983,278. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $87,768 and $181,305, respectively. Net unrealized depreciation for tax purposes is $93,537.
DEFINITIONS:

ADR	American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities
Level 1	Level 2	Level 3	Total Investments in Securities
$875,696	$14,045	$—	$889,741
The notes to the financial statements are an integral part of this report.

Transamerica Flexible Income
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts in thousands)
(unaudited)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS (2.2%)
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028		$1,415	$1,272
U.S. Treasury Note
1.75%, 03/31/2014		1,015	1,004
2.75%, 02/15/2019		586	568

Total U.S. Government Obligations (cost $2,910)			2,844

U.S. GOVERNMENT AGENCY OBLIGATIONS (16.4%)
Fannie Mae
4.50%, 07/25/2021		2,678	2,727
5.00%, 06/25/2019 - 03/01/2039		8,313	8,589
5.50%, 07/01/2038 - 11/01/2038		9,020	9,355

Total U.S. Government Agency Obligations (cost $20,196)			20,671

FOREIGN GOVERNMENT OBLIGATION (3.8%)
France Government Bond
4.00%, 04/25/2018	EUR	3,500	4,801
Total Foreign Government Obligation (cost $4,461)

MORTGAGE-BACKED SECURITIES (5.3%)
American Tower Trust
Series 2007-1A, Class C
5.62%, 04/15/2037 -144A		$2,090	1,766
Crown Castle Towers LLC
Series 2006-1A, Class C
5.47%, 11/15/2036 -144A		2,000	1,810
Small Business Administration Trust
Series 2006-1A, Class D
5.85%, 11/15/2036 -144A		2,054	1,849
Series 2006-1A, Class E
6.17%, 11/15/2036 -144A		1,460	1,299

Total Mortgage-Backed Securities (cost $7,610)			6,724

CORPORATE DEBT SECURITIES (64.1%)
Auto Components (1.6%)
Johnson Controls, Inc.
5.25%, 01/15/2011		1,565	1,540
Tenneco, Inc.
8.13%, 11/15/2015		1,180	472
Automobiles (1.1%)
Daimler Finance North America LLC
8.00%, 06/15/2010		1,360	1,392
Beverages (1.2%)
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 01/15/2039 -144A		1,000	1,002
Bacardi, Ltd.
7.45%, 04/01/2014 -144A		525	532
Capital Markets (0.9%)
Xstrata Finance Dubai, Ltd.
1.27%, 11/13/2009 -144A *		1,095	1,075
Chemicals (3.1%)
Dow Chemical Co.
6.13%, 02/01/2011		1,115	1,114
Lubrizol Corp.
8.88%, 02/01/2019		1,300	1,411
Momentive Performance Materials, Inc.
9.75%, 12/01/2014 Ђ		1,005	344
Nalco Co.
7.75%, 11/15/2011		1,000	1,010
Commercial Banks (3.0%)
Barclays Bank PLC
7.70%, 04/25/2018 -144A ▪ Ž		1,850	1,166
BB&T Corp.
6.85%, 04/30/2019		1,190	1,159
M&I Marshall & Ilsley Bank
1.54%, 12/04/2012 *		2,000	1,431
Construction Materials (3.2%)
CRH America, Inc.
5.30%, 10/15/2013		1,140	959
Lafarge SA
6.15%, 07/15/2011		1,880	1,828
Martin Marietta Materials, Inc.
1.19%, 04/30/2010 *		1,340	1,281
Consumer Finance (1.3%)
Cardtronics, Inc.
9.25%, 08/15/2013 Ђ		835	605
Discover Financial Services
1.86%, 06/11/2010 *		1,130	996
Containers & Packaging (1.7%)
Rexam PLC
6.75%, 06/01/2013 -144A		2,365	2,149
Diversified Financial Services (10.2%)
Bank of America Corp.
5.75%, 12/01/2017		2,200	1,797
8.00%, 01/30/2018 ▪ Ž		2,250	1,278
Bear Stearns Cos., Inc.
7.25%, 02/01/2018		2,000	2,043
General Electric Capital Corp.
6.88%, 01/10/2039		2,000	1,567
Glencore Funding LLC
6.00%, 04/15/2014 -144A		2,000	1,230
GMAC LLC
6.88%, 09/15/2011 -144A		750	653
JPMorgan Chase & Co.
7.90%, 04/30/2018 ▪ Ž		1,750	1,331
Pemex Finance, Ltd.
9.03%, 02/15/2011		2,540	2,630
Sensus Metering Systems, Inc.
8.63%, 12/15/2013		500	425
Diversified Telecommunication Services (1.0%)
Sprint Capital Corp.
7.63%, 01/30/2011		1,300	1,252
Energy Equipment & Services (1.8%)
DCP Midstream LLC
9.75%, 03/15/2019 -144A		725	719
Weatherford International, Ltd.
9.63%, 03/01/2019		1,500	1,619
Food & Staples Retailing (0.8%)
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012		1,000	988
Food Products (1.6%)
ConAgra Foods, Inc.
9.75%, 03/01/2021		325	388
Michael Foods, Inc.
8.00%, 11/15/2013		1,575	1,488
Hotels, Restaurants & Leisure (2.3%)
Carrols Corp.
9.00%, 01/15/2013		500	463
MGM Mirage, Inc.
6.00%, 10/01/2009		1,000	839
Pokagon Gaming Authority
10.38%, 06/15/2014 -144A		650	601
Station Casinos, Inc.
6.88%, 03/01/2016 Џ		700	23
The notes to the financial statements are an integral part of this report.

(all amounts except shares amounts in thousands)
(unaudited)

	Principal	Value
Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc.
8.88%, 04/15/2011	$920	$987
Household Durables (1.0%)
Whirlpool Corp.
8.00%, 05/01/2012	1,265	1,287
Household Products (0.1%)
Sealy Mattress Co.
8.25%, 06/15/2014	250	166
Industrial Conglomerates (0.5%)
Susser Holdings LLC
10.63%, 12/15/2013	582	588
Insurance (2.0%)
MetLife, Inc.
7.72%, 02/15/2019	1,750	1,755
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A ▪ Ž	2,245	735
IT Services (0.4%)
Aramark Corp.
8.50%, 02/01/2015	500	478
Machinery (2.5%)
PACCAR, Inc.
6.88%, 02/15/2014	1,750	1,832
Polypore, Inc.
8.75%, 05/15/2012	550	426
Titan International, Inc.
8.00%, 01/15/2012	1,200	960
Media (1.7%)
Comcast Cable Holdings LLC
9.80%, 02/01/2012	2,000	2,156
Metals & Mining (2.9%)
Anglo American Capital PLC
9.38%, 04/08/2019 -144A	1,240	1,263
ArcelorMittal
5.38%, 06/01/2013	750	675
Falconbridge, Ltd.
7.35%, 06/05/2012	645	569
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	1,165	1,198
Multiline Retail (1.1%)
Macy’s Retail Holdings, Inc.
5.35%, 03/15/2012	1,480	1,351
Multi-Utilities (1.3%)
Sempra Energy
9.80%, 02/15/2019	1,455	1,659
Oil, Gas & Consumable Fuels (4.9%)
Energy Transfer Partners, LP
9.70%, 03/15/2019	900	1,000
Enterprise Products Operating, LP
8.38%, 08/01/2066 ▪	1,150	794
Opti Canada, Inc.
8.25%, 12/15/2014	1,800	990
PetroHawk Energy Corp.
9.13%, 07/15/2013	1,255	1,230
Petroleum Development Corp.
12.00%, 02/15/2018	1,000	675
Valero Logistics Operations, LP
6.88%, 07/15/2012	1,500	1,459
Paper & Forest Products (2.1%)
Exopack Holding, Inc.
11.25%, 02/01/2014	2,000	1,400
Weyerhaeuser Co.
6.75%, 03/15/2012	1,300	1,297
Professional Services (0.4%)
FTI Consulting, Inc.
7.75%, 10/01/2016	480	487
Real Estate Investment Trusts (2.7%)
Healthcare Realty Trust, Inc.
8.13%, 05/01/2011	1,480	1,422
WEA Finance LLC / WCI Finance LLC
5.40%, 10/01/2012 -144A	2,100	1,932
Road & Rail (2.5%)
CSX Corp.
6.75%, 03/15/2011	1,675	1,723
Hertz Corp.
10.50%, 01/01/2016	340	241
Kansas City Southern de Mexico SA de CV
7.63%, 12/01/2013	360	295
12.50%, 04/01/2016 -144A	1,000	965
Specialty Retail (2.1%)
Michaels Stores, Inc.
11.38%, 11/01/2016	1,200	594
Penske Auto Group, Inc.
7.75%, 12/15/2016	750	548
Staples, Inc.
9.75%, 01/15/2014	1,435	1,575
Tobacco (0.3%)
Alliance One International, Inc.
11.00%, 05/15/2012	425	414
Wireless Telecommunication Services (0.8%)
Centennial Communications Corp.
6.96%, 01/01/2013 *	1,000	1,003

Total Corporate Debt Securities (cost $87,534)		80,929

	Shares
CONVERTIBLE PREFERRED STOCK (0.4%)
Road & Rail (0.4%)
Kansas City Southern 5.13% ▲	880	564
Total Convertible Preferred Stock (cost $751)

PREFERRED STOCK (0.8%)
Diversified Telecommunication Services (0.8%)
Centaur Funding Corp. 9.08% -144A ▲	1,661	1,033
Total Preferred Stock (cost $2,153)

	Principal
CONVERTIBLE BONDS (3.1%)
Auto Components (1.0%)
Johnson Controls, Inc.
6.50%, 09/30/2012	$775	1,396
Containers & Packaging (0.4%)
Sealed Air Corp.
3.00%, 06/30/2033 -144A	500	472
Diversified Telecommunication Services (1.0%)
Lucent Technologies, Inc.
2.88%, 06/15/2023 Ђ	1,350	1,240
Software (0.7%)
Symantec Corp.
0.75%, 06/15/2011	775	824

Total Convertible Bonds (cost $3,391)		3,932

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)
(unaudited)

	Principal	Value
REPURCHASE AGREEMENT (3.0%)
State Street Repurchase Agreement 0.01%, dated 04/30/2009, to be repurchased at $3,739 on 05/01/2009 •	$3,739	$3,739

Total Repurchase Agreement (cost $3,739)

Total Investment Securities (cost $132,745) #		125,237
Other Assets and Liabilities, net		1,183

Net Assets		$126,420

FORWARD FOREIGN CURRENCY CONTRACTS:

		Settlement	Amount in U.S.	Net Unrealized
Currency	(Sold)	Date	Dollars (Sold)	(Depreciation)
Euro	(3,642)	07/31/2009	$(4,752)	$(64)

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 04/30/2009.

Ž	The security has a perpetual maturity. The date shown is the next call date.

▪	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 04/30/2009.

Џ	In default.

*	Floating or variable rate note. Rate is listed as of 04/30/2009.

Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.74%, a maturity date of 07/01/2034, and with a market value plus accrued interest of $3,814.

#	Aggregate cost for federal income tax purposes is $132,745. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3,929 and $11,437, respectively. Net unrealized depreciation for tax purposes is $7,508.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated $22,251, or 17.60%, of the Fund’s net assets.

EUR	Euro

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities				Other Financial Instruments*
Level 1	Level 2	Level 3	Total Investments in Securities	Level 1	Level 2	Level 3
$1,033	$124,204	$—	$125,237	$(64)	$—	$—

*	Other financial instruments are derivative instruments such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The notes to the financial statements are an integral part of this report.

Transamerica Growth Opportunities
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS (95.0%)
Aerospace & Defense (4.2%)
Precision Castparts Corp.	77,300	$5,786
Rockwell Collins, Inc.	21,500	825
Air Freight & Logistics (3.9%)
CH Robinson Worldwide, Inc.	116,900	6,214
Auto Components (4.8%)
BorgWarner, Inc.	196,200	5,680
Johnson Controls, Inc.	98,100	1,865
Capital Markets (6.9%)
Greenhill & Co., Inc.	68,070	5,277
T. Rowe Price Group, Inc.	143,430	5,526
Chemicals (1.8%)
Ecolab, Inc.	70,700	2,725
Communications Equipment (3.8%)
Juniper Networks, Inc. ‡	97,400	2,109
Polycom, Inc. ‡	212,400	3,959
Computers & Peripherals (0.5%)
Data Domain, Inc. ‡	46,050	764
Construction & Engineering (1.2%)
Jacobs Engineering Group, Inc. ‡	49,300	1,875
Construction Materials (1.4%)
Martin Marietta Materials, Inc.	27,200	2,286
Diversified Consumer Services (2.0%)
Strayer Education, Inc.	17,100	3,239
Electrical Equipment (1.9%)
Cooper Industries, Ltd. -Class A	93,500	3,066
Electronic Equipment & Instruments (1.7%)
FLIR Systems, Inc. ‡	123,000	2,728
Health Care Equipment & Supplies (3.5%)
Idexx Laboratories, Inc. ‡	64,300	2,528
Intuitive Surgical, Inc. ‡	15,900	2,285
Varian Medical Systems, Inc. ‡	20,400	681
Health Care Technology (1.2%)
Cerner Corp. ‡	34,600	1,861
Hotels, Restaurants & Leisure (1.1%)
Burger King Holdings, Inc.	105,010	1,716
Internet & Catalog Retail (1.2%)
priceline.com, Inc. ‡	19,310	1,875
Leisure Equipment & Products (2.1%)
Hasbro, Inc.	123,000	3,279
Life Sciences Tools & Services (3.3%)
Covance, Inc. ‡	44,600	1,752
Techne Corp.	59,900	3,427
Machinery (8.8%)
Donaldson Co., Inc.	80,100	2,642
Kennametal, Inc.	246,300	5,037
PACCAR, Inc.	174,900	6,198
Multiline Retail (0.6%)
Nordstrom, Inc.	44,040	997
Oil, Gas & Consumable Fuels (0.8%)
Range Resources Corp.	33,100	1,323
Pharmaceuticals (2.6%)
Allergan, Inc.	89,000	4,153
Professional Services (1.7%)
FTI Consulting, Inc. ‡	50,000	2,744
Real Estate Investment Trusts (3.3%)
Plum Creek Timber Co., Inc.	152,300	5,257
Real Estate Management & Development (1.3%)
St. Joe Co. ‡	85,500	2,127
Software (16.2%)
Activision Blizzard, Inc. ‡	473,300	5,097
Adobe Systems, Inc. ‡	196,825	5,383
Informatica Corp. ‡	190,100	3,023
Intuit, Inc. ‡	204,000	4,719
Macrovision Solutions Corp. ‡	60,900	1,231
Quality Systems, Inc.	30,100	1,614
Salesforce.com, Inc. ‡	103,900	4,448
Specialty Retail (6.2%)
Gap, Inc.	241,595	3,754
Guess, Inc.	235,200	6,124
Textiles, Apparel & Luxury Goods (2.5%)
Carter’s, Inc. ‡	148,500	3,175
Under Armour, Inc. -Class A ‡	32,100	756
Trading Companies & Distributors (4.5%)
WW Grainger, Inc.	84,700	7,105

Total Common Stocks (cost $165,336)		150,235

	Principal

REPURCHASE AGREEMENT (6.0%)
State Street Repurchase Agreement 0.01%, dated 04/30/2009, to be repurchased at $9,526 on 05/01/2009 •	$9,526	9,526

Total Repurchase Agreement (cost $9,526)

Total Investment Securities (cost $174,862) #		159,761
Other Assets and Liabilities, net		(1,652)

Net Assets		$158,109

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 3.97% to 4.75%, a maturity date of 05/01/2035, and with market values plus accrued interests of $9,719.

#	Aggregate cost for federal income tax purposes is $174,862. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $9,000 and $24,101, respectively. Net unrealized depreciation for tax purposes is $15,101.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities
Level 1	Level 2	Level 3	Total Investments in Securities
$150,235	$9,526	$—	$159,761
The notes to the financial statements are an integral part of this report.

Transamerica High Yield Bond
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (92.5%)
Aerospace & Defense (1.6%)
Alliant Techsystems, Inc.
6.75%, 04/01/2016	$4,110	$3,997
BE Aerospace, Inc.
8.50%, 07/01/2018	1,800	1,629
L-3 Communications Corp.
6.13%, 01/15/2014	1,000	950
Auto Components (0.5%)
Lear Corp.
5.75%, 08/01/2014	3,955	771
TRW Automotive, Inc.
7.00%, 03/15/2014 -144A	2,000	1,110
Automobiles (0.2%)
General Motors Corp.
7.13%, 07/15/2013	1,500	143
7.20%, 01/15/2011	5,265	579
8.25%, 07/15/2023	2,710	244
Beverages (1.9%)
Constellation Brands, Inc.
7.25%, 09/01/2016	4,900	4,728
Cott Beverages USA, Inc.
8.00%, 12/15/2011	3,350	2,479
Building Products (1.9%)
Owens Corning, Inc.
7.00%, 12/01/2036 Ђ	3,690	2,272
Ply Gem Industries, Inc.
11.75%, 06/15/2013	8,520	4,941
Chemicals (3.0%)
Huntsman International LLC
7.38%, 01/01/2015 Ђ	6,400	4,160
Ineos Group Holdings PLC
8.50%, 02/15/2016 -144A	2,570	386
Lyondellbasell Industries AF SCA
8.38%, 08/15/2015 -144A Џ	5,230	105
Nova Chemicals Corp.
5.72%, 11/15/2013 *	5,400	4,238
6.50%, 01/15/2012	3,700	3,367
Commercial Banks (0.4%)
Wells Fargo Capital XV
9.75%, 12/29/2049 ■ Ž	2,000	1,700
Commercial Services & Supplies (0.6%)
Ceridian Corp.
11.25%, 11/15/2015 Ђ	2,930	2,139
12.25%, 11/15/2015 Ώ	325	169
Communications Equipment (0.3%)
Nortel Networks, Ltd.
5.34%, 07/15/2011 Џ	2,230	547
10.75%, 07/15/2016 -144A Џ	1,820	482
Computers & Peripherals (0.9%)
Seagate Technology International
10.00%, 05/01/2014 -144A	450	443
Seagate Technology, Inc.
6.38%, 10/01/2011	2,730	2,498
6.80%, 10/01/2016	950	684
Consumer Finance (2.2%)
Ford Motor Credit Co. LLC
7.88%, 06/15/2010	1,400	1,288
9.88%, 08/10/2011	8,575	7,504
Containers & Packaging (2.6%)
Graphic Packaging International, Inc.
8.50%, 08/15/2011	3,885	3,797
Jefferson Smurfit Corp.
8.25%, 10/01/2012 Џ	7,745	1,626
Owens-Brockway Glass Container, Inc.
6.75%, 12/01/2014	3,535	3,438
Sealed Air Corp.
6.88%, 07/15/2033 -144A	2,100	1,384
Diversified Consumer Services (1.1%)
Service Corp. International 6.75%, 04/01/2015 350 321
6.75%, 04/01/2016 Ђ	4,300	3,870
7.00%, 06/15/2017 Ђ	175	157
Diversified Financial Services (4.2%)
AES Red Oak LLC
9.20%, 11/30/2029	2,125	1,806
Firekeepers Development Authority
13.88%, 05/01/2015 -144A	2,800	2,016
GMAC LLC
6.75%, 12/01/2014 -144A	6,240	4,617
7.25%, 03/02/2011 -144A	3,150	2,771
Hawker Beechcraft Acquisition Company LLC
8.50%, 04/01/2015	3,740	1,262
JPMorgan Chase & Co.
7.90%, 04/30/2018 ■ Ž	2,000	1,522
Nuveen Investments, Inc.
10.50%, 11/15/2015 -144A	4,310	2,177
Diversified Telecommunication Services (6.3%)
Cincinnati Bell, Inc.
7.00%, 02/15/2015	800	760
Fairpoint Communications, Inc.
13.13%, 04/01/2018	5,020	1,374
Frontier Communications Corp.
6.63%, 03/15/2015	1,360	1,244
9.00%, 08/15/2031	5,915	4,703
Qwest Communications International, Inc.
7.50%, 02/15/2014	2,615	2,425
7.50%, 02/15/2014 Ђ	3,900	3,617
Sprint Capital Corp.
6.90%, 05/01/2019	5,570	4,624
Telcordia Technologies, Inc.
4.88%, 07/15/2012 -144A *	4,535	3,333
Windstream Corp.
8.63%, 08/01/2016	3,250	3,234
Electric Utilities (3.7%)
Elwood Energy LLC
8.16%, 07/05/2026	4,035	3,176
Intergen NV
9.00%, 06/30/2017 -144A	5,100	4,845
Ipalco Enterprises, Inc.
7.25%, 04/01/2016 -144A	1,365	1,283
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/2015 Ђ	9,045	5,133
Electronic Equipment & Instruments (0.2%)
NXP BV / NXP Funding LLC
3.88%, 10/15/2013 *	2,940	838
Food & Staples Retailing (1.0%)
Supervalu, Inc.
7.50%, 05/15/2012	4,000	3,884
Food Products (1.6%)
Del Monte Corp.
6.75%, 02/15/2015	1,075	1,032
8.63%, 12/15/2012 Ђ	190	194
The notes to the financial statements are an integral part of this report.

	Principal	Value
Food Products (continued)
Smithfield Foods, Inc.
7.75%, 05/15/2013	$4,375	$2,881
Tyson Foods, Inc.
7.00%, 05/01/2018	2,400	1,748
8.25%, 10/01/2011	700	711
Health Care Equipment & Supplies (2.4%)
Boston Scientific Corp.
6.25%, 11/15/2015 Ђ	1,100	1,052
6.40%, 06/15/2016	1,125	1,076
Cooper Cos., Inc.
7.13%, 02/15/2015	4,495	4,203
Universal Hospital Services, Inc.
5.94%, 06/01/2015 *	1,500	1,151
8.50%, 06/01/2015	2,300	2,139
Health Care Providers & Services (6.9%)
Community Health Systems, Inc.
8.88%, 07/15/2015	6,250	6,219
HCA, Inc.
8.50%, 04/15/2019 -144A	1,100	1,107
9.25%, 11/15/2016	8,875	8,786
Omnicare, Inc.
6.13%, 06/01/2013	3,900	3,666
6.88%, 12/15/2015	600	563
US Oncology, Inc.
9.00%, 08/15/2012	6,975	6,870
Hotels, Restaurants & Leisure (6.5%)
Harrah’s Operating Co., Inc.
10.00%, 12/15/2018 -144A	6,825	3,208
Mashantucket Western Pequot Tribe
8.50%, 11/15/2015 -144A	6,000	1,290
MGM Mirage, Inc.
5.88%, 02/27/2014	2,500	1,419
6.75%, 04/01/2013	3,000	1,575
7.50%, 06/01/2016	1,625	910
Mohegan Tribal Gaming Authority
7.13%, 08/15/2014	3,275	1,998
Royal Caribbean Cruises, Ltd.
7.00%, 06/15/2013	4,850	3,758
7.25%, 06/15/2016	500	333
Seminole Hard Rock Entertainment, Inc.
3.82%, 03/15/2014 -144A *	5,955	3,929
Seneca Gaming Corp.
7.25%, 05/01/2012	2,000	1,410
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, 05/15/2018	1,600	1,368
Station Casinos, Inc.
6.00%, 04/01/2012 Џ	5,485	1,906
6.50%, 02/01/2014 Џ	2,620	92
Vail Resorts, Inc.
6.75%, 02/15/2014	1,325	1,193
Wynn Las Vegas Capital Corp.
6.63%, 12/01/2014	2,200	1,826
Household Durables (3.8%)
Dr. Horton, Inc.
5.25%, 02/15/2015	2,008	1,667
5.63%, 01/15/2016	1,900	1,568
Jarden Corp.
7.50%, 05/01/2017	3,390	3,000
Meritage Homes Corp.
6.25%, 03/15/2015	5,795	4,229
Mohawk Industries, Inc.
6.63%, 01/15/2016 Ђ	475	403
Pulte Homes, Inc.
5.20%, 02/15/2015	2,000	1,680
7.88%, 08/01/2011	2,500	2,494
Independent Power Producers & Energy Traders (3.4%)
Edison Mission Energy
7.50%, 06/15/2013	3,725	3,166
7.75%, 06/15/2016	2,000	1,585
LSP Energy, LP/LSP Batesville Funding Corp.
7.16%, 01/15/2014	3,346	3,204
NRG Energy, Inc.
7.25%, 02/01/2014	4,020	3,879
7.38%, 01/15/2017	2,000	1,910
IT Services (4.0%)
Aramark Corp.
8.50%, 02/01/2015	2,350	2,244
DI Finance/Dyncorp International
9.50%, 02/15/2013	2,005	1,955
SunGard Data Systems, Inc.
9.13%, 08/15/2013	5,360	5,118
10.25%, 08/15/2015	4,200	3,654
Unisys Corp.
8.00%, 10/15/2012	2,750	1,320
12.50%, 01/15/2016	3,200	1,656
Machinery (0.7%)
Case New Holland, Inc.
7.13%, 03/01/2014	3,225	2,822
Media (6.5%)
CCH I Capital Corp.
11.00%, 10/01/2015 Џ	4,075	316
CSC Holdings, Inc.
7.63%, 07/15/2018	4,650	4,463
8.50%, 06/15/2015 -144A	925	937
DEX Media, Inc.
8.00%, 11/15/2013	2,500	300
DIRECTV Financing Co.
8.38%, 03/15/2013	2,080	2,111
Dish DBS Corp.
6.63%, 10/01/2014	2,740	2,548
7.75%, 05/31/2015	3,080	2,926
Intelsat Corp.
9.25%, 06/15/2016 -144A	2,715	2,620
Intelsat Subsidiary Holding Co., Ltd.
8.50%, 01/15/2013 -144A	420	416
Knight-Ridder, Inc.
5.75%, 09/01/2017	1,675	235
Lamar Media Corp.
6.63%, 08/15/2015	2,025	1,549
9.75%, 04/01/2014 -144A	750	754
Liberty Media Corp.
5.70%, 05/15/2013	2,500	2,100
Medianews Group, Inc.
6.88%, 10/01/2013	1,500	15
Quebecor Media, Inc.
7.75%, 03/15/2016	1,250	1,044
RH Donnelley, Inc.
11.75%, 05/15/2015 -144A	8,507	1,659
Univision Communications, Inc.
9.75%, 03/15/2015 -144A	2,325	360
The notes to the financial statements are an integral part of this report.

(all amounts except amounts in thousands)
(unaudited)

	Principal	Value
Media (continued)
Videotron Ltee
6.88%, 01/15/2014	$1,825	$1,773
Metals & Mining (0.8%)
Noranda Aluminium Acquisition Corp.
6.60%, 05/15/2015 *	1,800	630
Steel Dynamics, Inc.
7.38%, 11/01/2012	2,950	2,633
Multiline Retail (1.7%)
Bon-Ton Department Stores, Inc.
10.25%, 03/15/2014	5,125	1,602
JC Penney Corp., Inc.
7.65%, 08/15/2016	2,000	1,810
Macy’s Retail Holdings, Inc.
7.45%, 07/15/2017	4,100	3,530
Multi-Utilities (0.5%)
CMS Energy Corp.
6.55%, 07/17/2017	840	732
6.88%, 12/15/2015	1,340	1,205
Oil, Gas & Consumable Fuels (11.0%)
Chesapeake Energy Corp.
6.88%, 01/15/2016	2,000	1,778
7.00%, 08/15/2014	3,400	3,137
7.25%, 12/15/2018	830	726
7.63%, 07/15/2013	100	96
Connacher Oil And Gas, Ltd.
10.25%, 12/15/2015 -144A	2,480	1,104
Dynegy Holdings, Inc.
7.50%, 06/01/2015	2,975	2,335
7.75%, 06/01/2019	4,440	3,263
El Paso Corp.
7.25%, 06/01/2018	3,100	2,829
Forest Oil Corp.
7.25%, 06/15/2019 -144A	2,000	1,665
7.75%, 05/01/2014	275	259
Kinder Morgan Finance Co.
5.70%, 01/05/2016	5,810	5,040
Mariner Energy, Inc.
8.00%, 05/15/2017	1,555	1,127
Newfield Exploration Co.
6.63%, 09/01/2014	2,175	2,001
7.13%, 05/15/2018	295	267
Opti Canada, Inc.
7.88%, 12/15/2014	2,500	1,344
8.25%, 12/15/2014	2,100	1,155
Peabody Energy Corp.
6.88%, 03/15/2013	100	98
7.38%, 11/01/2016	1,230	1,202
Pioneer Natural Resources Co.
6.65%, 03/15/2017	3,225	2,759
Plains Exploration & Production Co.
7.00%, 03/15/2017	1,700	1,462
7.75%, 06/15/2015	3,000	2,745
Tennessee Gas Pipeline Co.
8.00%, 02/01/2016 -144A	1,000	1,020
Tesoro Corp.
6.25%, 11/01/2012	3,275	2,980
6.63%, 11/01/2015	675	567
Verasun Energy Corp.
9.38%, 06/01/2017 Џ ∞	4,325	238
Whiting Petroleum Corp.
7.00%, 02/01/2014	3,380	2,907
Paper & Forest Products (3.3%)
Abitibi-Consolidated, Inc.
8.55%, 08/01/2010 Џ	1,460	93
8.85%, 08/01/2030 Џ	5,015	301
13.75%, 04/01/2011 -144A Џ	3,200	2,784
Boise Cascade LLC
7.13%, 10/15/2014	896	396
Domtar Corp.
7.88%, 10/15/2011	3,720	3,311
Georgia-Pacific LLC
7.00%, 01/15/2015 -144A	3,825	3,634
7.13%, 01/15/2017 -144A	1,153	1,090
Westvaco Corp.
8.20%, 01/15/2030	2,300	1,758
Real Estate Investment Trusts (1.1%)
Host Hotels & Resorts, Inc.
7.13%, 11/01/2013	3,155	2,966
iStar Financial, Inc.
5.88%, 03/15/2016	5,000	1,600
Real Estate Management & Development (0.4%)
Realogy Corp.
10.50%, 04/15/2014	5,305	1,751
Road & Rail (0.8%)
Hertz Corp.
8.88%, 01/01/2014	4,150	3,216
Semiconductors & Semiconductor Equipment (1.6%)
Freescale Semiconductor, Inc.
8.88%, 12/15/2014	7,345	2,497
Spansion, Inc.
5.84%, 06/01/2013 -144A Џ	3,960	1,584
Stats ChipPAC, Ltd.
6.75%, 11/15/2011	2,750	2,449
Software (0.7%)
First Data Corp.
9.88%, 09/24/2015	4,136	2,859
Textiles, Apparel & Luxury Goods (1.6%)
Levi Strauss & Co.
8.88%, 04/01/2016	1,200	1,062
9.75%, 01/15/2015	5,480	5,178
Wireless Telecommunication Services (0.6%)
Nextel Communications, Inc.
6.88%, 10/31/2013	3,125	2,398

Total Corporate Debt Securities (cost $494,213)		369,256

	Shares

PREFERRED STOCK (0.2%)
Diversified Financial Services (0.2%)
Preferred Blocker, Inc. 7.00% -144A Ђ ▲	2,228	668
Total Preferred Stock (cost $701)

	Principal

REPURCHASE AGREEMENT (3.7%)
State Street Repurchase Agreement 0.01%, dated 04/30/2009, to be repurchased at $14,626 on 05/01/2009 •	$14,626	14,626

Total Repurchase Agreement (cost $14,626)

Total Investment Securities (cost $509,540) #		384,550
Other Assets and Liabilities, net		14,567

Net Assets		$399,117

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 04/30/2009.

Ž	The security has a perpetual maturity. The date shown is the next call date.

Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.

Џ	In default.

*	Floating or variable rate note. Rate is listed as of 04/30/2009.

Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.

■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 04/30/2009.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 0.80% to 4.66%, maturity dates ranging from 10/01/2034 to 12/15/2034, and with market values plus accrued interests of $14,920.

#	Aggregate cost for federal income tax purposes is $509,540. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $4,510 and $129,500, respectively. Net unrealized depreciation for tax purposes is $124,990.

Description	Date of Acquisition	Principal	Cost	Value
Verasun Energy Corp. 9.38%, 06/01/2017	09/21/2007	4,325	$3,482	$238
DEFINITIONS:
144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated $54,781, or 13.74%, of the Fund’s net assets.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities
Level 1	Level 2	Level 3	Total Investments in Securities
$668	$383,882	$—	$384,550
The notes to the financial statements are an integral part of this report.

Transamerica Legg Mason Partners All Cap
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS (95.0%)
Aerospace & Defense (3.3%)
Boeing Co.	17,860	$715
Honeywell International, Inc.	31,120	972
Northrop Grumman Corp.	6,950	336
Air Freight & Logistics (2.2%)
United Parcel Service, Inc. -Class B	26,690	1,397
Building Products (0.4%)
Simpson Manufacturing Co., Inc.	10,970	244
Capital Markets (4.5%)
Franklin Resources, Inc.	21,900	1,325
Gamco Investors, Inc. -Class A	6,000	301
State Street Corp.	35,290	1,204
Teton Advisors, Inc. Ә ‡	89	♦
Commercial Banks (1.2%)
Comerica, Inc.	29,410	617
East-West Bancorp, Inc.	16,425	112
Communications Equipment (3.5%)
Cisco Systems, Inc. ‡	93,130	1,799
Telefonaktiebolaget LM Ericsson ADR	41,970	358
Computers & Peripherals (2.2%)
International Business Machines Corp.	13,340	1,377
Construction & Engineering (1.5%)
Fluor Corp.	14,320	542
Jacobs Engineering Group, Inc. ‡	6,850	261
Perini Corp. ‡	9,530	165
Diversified Financial Services (5.6%)
Bank of America Corp.	146,380	1,307
JPMorgan Chase & Co.	65,190	2,152
Energy Equipment & Services (6.9%)
Baker Hughes, Inc.	27,250	970
Halliburton Co.	46,940	949
Schlumberger, Ltd.	24,490	1,199
Transocean, Ltd. ‡	5,926	400
Weatherford International, Ltd. ‡	46,550	774
Food & Staples Retailing (2.3%)
Wal-Mart Stores, Inc.	28,460	1,434
Food Products (2.4%)
Unilever PLC ADR	34,949	680
Unilever PLC	41,575	816
Health Care Providers & Services (1.2%)
McKesson Corp.	19,870	735
Hotels, Restaurants & Leisure (1.3%)
Carnival Corp.	23,200	624
Marriott International, Inc. -Class A	8,700	205
Household Durables (1.1%)
Toll Brothers, Inc. ‡	33,600	681
Industrial Conglomerates (3.4%)
General Electric Co.	60,460	765
McDermott International, Inc. ‡	81,380	1,313
Insurance (3.2%)
Allied World Assurance Co. Holdings, Ltd.	16,380	608
Chubb Corp.	36,150	1,408
Internet Software & Services (1.6%)
eBay, Inc. ‡	59,630	982
Life Sciences Tools & Services (0.9%)
ENZO Biochem, Inc. ‡	133,887	549
Machinery (2.7%)
Dover Corp.	21,550	663
PACCAR, Inc.	17,200	610
Parker Hannifin Corp.	9,700	440
Media (2.4%)
Walt Disney Co.	69,520	1,521
Metals & Mining (0.7%)
BHP Billiton, Ltd. ADR	3,200	154
Nucor Corp.	7,440	303
Oil, Gas & Consumable Fuels (4.3%)
Anadarko Petroleum Corp.	23,250	1,001
Chevron Corp.	8,460	559
ConocoPhillips	7,040	289
Exxon Mobil Corp.	10,570	705
Murphy Oil Corp.	3,250	155
Paper & Forest Products (1.1%)
Weyerhaeuser Co.	19,210	677
Pharmaceuticals (8.7%)
Abbott Laboratories	31,990	1,339
Johnson & Johnson	27,780	1,454
Merck & Co., Inc.	51,068	1,238
Novartis AG ADR	38,270	1,451
Professional Services (0.3%)
Robert Half International, Inc.	8,420	202
Real Estate Investment Trusts (0.5%)
Host Hotels & Resorts, Inc.	13,350	103
LaSalle Hotel Properties	18,130	216
Semiconductors & Semiconductor Equipment (14.6%)
Applied Materials, Inc.	159,960	1,954
Novellus Systems, Inc. ‡	52,930	956
Samsung Electronics Co., Ltd. -144A GDR	13,300	3,021
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	133,457	1,411
Texas Instruments, Inc.	86,000	1,553
Varian Semiconductor Equipment Associates, Inc.‡	6,070	155
Verigy, Ltd. ‡	9,211	101
Software (3.7%)
Citrix Systems, Inc. ‡	14,710	420
Lawson Software, Inc. ‡	74,960	404
Microsoft Corp.	73,410	1,486
Specialty Retail (5.2%)
Gap, Inc.	49,070	763
Home Depot, Inc.	71,370	1,878
Penske Auto Group, Inc.	20,450	271
Williams-Sonoma, Inc.	22,840	320
Wireless Telecommunication Services (2.1%)
Vodafone Group PLC ADR	72,007	1,321

Total Common Stocks (cost $71,592)		59,370

	Principal

REPURCHASE AGREEMENT (5.9%)
State Street Repurchase Agreement 0.01%, dated 04/30/2009, to be repurchased at $3,667 on 05/01/2009 •	$3,667	3,667

Total Repurchase Agreement (cost $3,668)

Total Investment Securities (cost $75,260) #		63,037
Other Assets and Liabilities, net		(546)

Net Assets		$62,491

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

♦	Value is less than $1.

Ә	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 4.84% to 4.90%, a maturity date of 09/01/2034, and with market values plus accrued interests of $3,741.

#	Aggregate cost for federal income tax purposes is $75,260. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,800 and $15,023, respectively. Net unrealized depreciation for tax purposes is $12,223.
DEFINITIONS:
144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated $3,020, or 4.83%, of the Fund’s net assets.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities
Level 1	Level 2	Level 3		Total Investments in Securities
$59,370	$3,667	$	♦	$63,037
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending April 30, 2009:

Beginning	Net	Accrued		Total Unrealized	Net Transfers	Ending
Balance at	Purchases/	Discounts/	Total Realized	Appreciation/	In/(Out)	Balance at
10/31/2008	(Sales)	(Premiums)	Gain/ (Loss)	(depreciation)	of Level 3	04/30/2009
$0	$ ♦	$—	$—	$—	$—	$ ♦
The notes to the financial statements are an integral part of this report.

Transamerica Money Market
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value
COMMERCIAL PAPER (92%)
Capital Markets (3.9%)
State Street Corp.
0.30%, 05/15/2009	$4,600	$4,599
0.33%, 05/05/2009 - 05/22/2009	7,500	7,500
Chemicals (1.9%)
Ecolab, Inc.
0.55%, 06/05/2009 - 144A	6,000	5,997
Commercial Banks (20.2%)
Bank of Scotland PLC *
1.23%, 06/15/2009	5,900	5,900
1.24%, 06/09/2009 - 06/11/2009	10,400	10,399
Barclays Bank PLC
0.95%, 07/22/2009	2,800	2,794
1.25%, 05/26/2009	3,900	3,897
1.34%, 05/11/2009	4,200	4,198
1.35%, 05/06/2009	4,700	4,699
Royal Bank of Scotland PLC
1.01%, 05/11/2009	5,850	5,848
1.19%, 07/20/2009	3,100	3,092
1.28%, 05/04/2009 - 05/08/2009	3,300	3,300
1.30%, 05/12/2009	3,400	3,399
UBS Finance Delaware LLC
1.00%, 05/04/2009	1,000	1,000
1.03%, 05/21/2009	5,300	5,297
1.20%, 05/29/2009	8,850	8,845
Computers & Peripherals (1.5%)
Hewlett-Packard Co.
0.40%, 06/04/2009 - 144A	4,550	4,548
Consumer Finance (9.7%)
American Express Credit Corp.
0.40%, 05/01/2009 - 05/07/2009	10,000	9,999
0.43%, 05/15/2009 - 05/28/2009	3,450	3,449
0.52%, 06/05/2009	1,250	1,249
Toyota Motor Credit Corp.
0.24%, 05/12/2009	3,300	3,300
0.26%, 05/13/2009	2,000	2,000
0.30%, 06/17/2009	9,000	8,997
0.50%, 05/05/2009	1,050	1,050
Diversified Financial Services (36.4%)
Alpine Securitization
0.33%, 05/20/2009 - 144A	6,950	6,949
0.35%, 06/09/2009 - 144A	1,700	1,699
0.42%, 06/03/2009 - 06/11/2009 - 144A	6,900	6,897
American Honda Finance Corp.
0.75%, 07/07/2009	9,000	8,987
0.80%, 05/18/2009	4,800	4,798
0.85%, 06/02/2009	1,050	1,049
Bank of America Corp.
0.52%, 07/24/2009	2,500	2,500
CAFCO LLC
0.85%, 07/22/2009 - 144A	1,700	1,697
0.90%, 05/14/2009 - 06/08/2009 - 144A	6,900	6,895
Caterpillar Financial Services Corp.
0.32%, 05/04/2009	1,350	1,350
0.43%, 06/01/2009	4,300	4,298
CIESCO LLC
0.85%, 07/22/2009 - 144A	3,600	3,593
0.95%, 07/13/2009 - 144A	3,400	3,393
Citigroup Funding, Inc.
0.30%, 05/04/2009	8,000	8,000
MetLife Funding, Inc.
0.25%, 05/18/2009	1,300	1,300
0.30%, 05/13/2009	4,000	4,000
0.35%, 05/08/2009	7,700	7,699
MetLife Short Term Funding LLC
0.93%, 05/07/2009 - 144A	2,500	2,500
Old Line Funding LLC
0.25%, 05/15/2009 - 144A	3,200	3,200
0.45%, 07/07/2009 - 144A	10,100	10,092
0.60%, 07/15/2009 - 144A	2,275	2,272
PACCAR Financial Corp.
0.45%, 06/15/2009	2,900	2,898
Rabobank USA Financial Corp.
0.42%, 07/15/2009	4,300	4,296
0.50%, 05/11/2009	1,050	1,050
0.65%, 05/26/2009	10,200	10,196
Ranger Funding Co. LLC
0.55%, 05/06/2009 - 144A	1,000	1,000
Food Products (2.9%)
Nestle Capital Corp.
0.32%, 06/16/2009 - 144A	9,000	8,996
Industrial Conglomerates (4.5%)
General Electric Co.
0.32%, 05/19/2009	3,900	3,899
0.33%, 05/27/2009	5,000	4,999
0.37%, 06/22/2009	5,100	5,097
Short-Term Foreign Government Obligation (8.7%)
Province of Ontario Canada
0.30%, 07/08/2009	6,000	5,997
0.35%, 06/12/2009	9,400	9,396
Province of Quebec Canada
0.29%, 07/09/2009 - 144A	2,800	2,798
0.32%, 05/05/2009 - 05/06/2009 - 144A	8,750	8,750
Software (1.9%)
Microsoft Corp.
0.18%, 06/16/2009 - 144A	5,900	5,899

Total Commercial Paper (cost $283,795)		283,795

CORPORATE DEBT SECURITIES (6.4%)
Capital Markets (0.9%)
Goldman Sachs Group, Inc. *
0.53%, 06/23/2009	1,175	1,174
1.32%, 06/23/2009	1,649	1,646
Commercial Banks (0.5%)
Wells Fargo & Co. *
1.42%, 09/15/2009	1,595	1,585
Diversified Financial Services (5.1%)
Bank of America Corp. *
1.33%, 06/12/2009	3,700	3,698
Caterpillar Financial Services Corp. *
1.31%, 05/18/2009	2,150	2,150
General Electric Capital Corp. *
1.42%, 06/15/2009	1,250	1,248
IBM International Group Capital LLC *
1.39%, 07/29/2009	6,990	6,998
Merrill Lynch & Co., Inc. *
1.29%, 05/08/2009	1,750	1,749

Total Corporate Debt Security (cost $20,248)		20,248

The notes to the financial statements are an integral part of this report.

	Principal	Value
CERTIFICATE OF DEPOSIT (2.0%)
Commercial Banks (2.0%)
Bank of America Corp.
0.55%, due 07/27/2009 *	$6,200	$6,200

Total Certificate of Deposit (cost $6,200)

REPURCHASE AGREEMENTS (0.0%)
State Street Repurchase Agreement 0.01%, dated 4/30/2009, to be repurchased at $63 on 05/01/2009 •	63	63

Total Repurchase Agreements (cost $63)

Total Investment Securities (cost $310,306) #		310,306
Other Assets and Liabilities, net		(1,228)

Net Assets		$309,078

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 04/30/2009.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.74%, a maturity date of 10/01/2036, and with a market value plus accrued interest of $65.

#	Aggregate cost for federal income tax purposes is $310,306.
DEFINITIONS:
144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated $87,175, or 28.13%, of the Fund’s net assets.

LLC	Limited Liability Company

PLC	Public Limited Company
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities
Level 1	Level 2	Level 3	Total Investments in Securities
$—	$310,306	$—	$310,306
The notes to the financial statements are an integral part of this report.

Transamerica Science & Technology
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS (98.7%)
Aerospace & Defense (2.5%)
Hexcel Corp. ‡	136,000	$1,304
Biotechnology (1.8%)
Gilead Sciences, Inc. ‡	20,700	948
Communications Equipment (17.2%)
Cisco Systems, Inc. ‡	30,000	580
F5 Networks, Inc. ‡	55,500	1,513
Juniper Networks, Inc. ‡	45,000	974
Palm, Inc. ‡	221,500	2,324
Polycom, Inc. ‡	120,000	2,237
Qualcomm, Inc.	33,000	1,397
Computers & Peripherals (10.1%)
Apple, Inc. ‡	15,900	2,001
Data Domain, Inc. ‡	135,500	2,247
EMC Corp. -Series MA ‡	85,500	1,071
Diversified Consumer Services (1.1%)
Capella Education Co. ‡	11,100	570
Diversified Telecommunication Services (5.2%)
AT&T, Inc.	54,100	1,386
Verizon Communications, Inc.	45,000	1,365
Electronic Equipment & Instruments (6.0%)
DTS, Inc. ‡	32,000	853
FLIR Systems, Inc. ‡	53,500	1,186
Itron, Inc. ‡	24,000	1,104
Health Care Equipment & Supplies (7.0%)
Covidien, Ltd.	24,700	815
Intuitive Surgical, Inc. ‡	9,700	1,394
NuVasive, Inc. ‡	38,000	1,440
Internet & Catalog Retail (6.6%)
Amazon.com, Inc. ‡	29,500	2,375
priceline.com, Inc. ‡	11,400	1,107
Internet Software & Services (9.4%)
Equinix, Inc. ‡	30,200	2,121
Google, Inc. -Class A ‡	3,900	1,544
Vocus, Inc. ‡	74,538	1,267
Pharmaceuticals (2.1%)
Allergan, Inc.	24,200	1,129
Semiconductors & Semiconductor Equipment (1.0%)
Intel Corp.	32,000	505
Software (20.0%)
Activision Blizzard, Inc. ‡	182,500	1,966
Adobe Systems, Inc. ‡	41,000	1,121
Concur Technologies, Inc. ‡	47,500	1,286
Informatica Corp. ‡	63,000	1,002
Nintendo Co., Ltd. ADR	30,200	1,016
Nuance Communications, Inc. ‡	140,000	1,869
Salesforce.com, Inc. ‡	52,500	2,248
Wireless Telecommunication Services (8.8%)
American Tower Corp. -Class A ‡	32,000	1,016
NII Holdings, Inc. ‡	60,600	979
SBA Communications Corp. -Class A ‡	39,000	983
Sprint Nextel Corp. ‡	370,000	1,614

Total Common Stocks (cost $53,572)		51,857

	Principal

REPURCHASE AGREEMENT (1.3%)
State Street Repurchase Agreement 0.01%, dated 04/30/2009, to be repurchased at $693 on 05/01/2009 •	$693	693

Total Repurchase Agreement (cost $693)

Total Investment Securities (cost $54,265) #		52,550
Other Assets and Liabilities, net		(23)

Net Assets		$52,527

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 4.87%, a maturity date of 08/01/2034, and with a market value plus accrued interest of $707.

#	Aggregate cost for federal income tax purposes is $54,265. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $6,034 and $7,749, respectively. Net unrealized depreciation for tax purposes is $1,715.
DEFINITIONS:
ADR	American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities
Level 1	Level 2	Level 3	Total Investments in Securities
$51,857	$693	$—	$52,550
The notes to the financial statements are an integral part of this report.

Transamerica Short-Term Bond
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (16.2%)
Fannie Mae
4.50%, 03/25/2017 - 04/25/2030	$19,398	$19,842
5.00%, 10/25/2032 - 06/25/2034	17,354	17,841
5.50%, 03/25/2026	8,194	8,525
Freddie Mac
3.75%, 12/15/2011	4,273	4,304
4.00%, 10/15/2029	4,708	4,764
4.50%, 02/15/2027	4,444	4,556
4.82%, 06/01/2035 *	8,184	8,301
5.00%, 06/15/2027 - 11/15/2032	18,497	18,850
5.50%, 01/15/2029	13,767	14,022
5.53%, 02/01/2038 *	6,241	6,470
5.54%, 08/01/2037 *	2,884	2,981
Ginnie Mae
4.50%, 01/17/2033	5,423	5,514

Total U.S. Government Agency Obligations (cost $112,402)		115,970

MORTGAGE-BACKED SECURITIES (4.6%)
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037 -144A	4,000	3,560
Crown Castle Towers LLC
Series 2006-1A, Class B
5.36%, 11/15/2036 Ә -144A	7,000	6,440
Series 2006-1A, Class C
5.47%, 11/15/2036 Ә -144A	6,000	5,430
Global Signal Trust
Series 2004-2A, Class D
5.09%, 12/15/2014 -144A	9,750	9,603
Small Business Administration Trust
Series 2006-1A, Class A
5.31%, 11/15/2036 -144A	3,700	3,460
Series 2006-1A, Class E
6.17%, 11/15/2036 -144A	5,000	4,450

Total Mortgage-Backed Securities (cost $33,898)		32,943

CORPORATE DEBT SECURITIES (77.2%)
Airlines (0.4%)
Continental Airlines, Inc.
7.49%, 10/02/2010	3,061	2,877
Auto Components (0.9%)
Johnson Controls, Inc.
5.25%, 01/15/2011	6,600	6,495
Automobiles (0.7%)
Daimler Finance North America LLC
7.20%, 09/01/2009	5,200	5,227
Beverages (4.1%)
Anheuser-Busch InBev Worldwide, Inc.
7.20%, 01/15/2014 -144A	2,940	3,065
Bacardi, Ltd.
7.45%, 04/01/2014 -144A	3,475	3,518
Diageo Capital PLC
4.38%, 05/03/2010	4,870	4,919
Foster’s Finance Corp.
6.88%, 06/15/2011 -144A	6,225	6,344
Molson Coors Capital Finance ULC
4.85%, 09/22/2010	5,000	5,092
Sabmiller PLC
6.20%, 07/01/2011 -144A	6,301	6,343
Capital Markets (2.5%)
Goldman Sachs Group, Inc.
1.32%, 11/16/2009 *	6,100	6,019
Morgan Stanley Group, Inc.
1.36%, 01/18/2011 *	6,700	6,241
Xstrata Finance Dubai, Ltd.
1.27%, 11/13/2009 -144A *	5,700	5,594
Chemicals (3.2%)
Cytec Industries, Inc.
5.50%, 10/01/2010	5,880	5,853
Dow Chemical Co.
6.13%, 02/01/2011	7,240	7,233
Lubrizol Corp.
4.63%, 10/01/2009	6,566	6,604
Nalco Co.
7.75%, 11/15/2011	3,250	3,283
Commercial Banks (2.7%)
BB&T Corp.
5.70%, 04/30/2014	3,940	3,878
First Tennessee Bank NA
1.31%, 05/18/2009 *	3,110	3,101
M&I Marshall & Ilsley Bank
1.54%, 12/04/2012 *	5,390	3,857
PNC Funding Corp.
1.18%, 01/31/2012 *	3,900	3,283
Wells Fargo & Co.
4.63%, 08/09/2010	4,800	4,839
Commercial Services & Supplies (0.5%)
Waste Management, Inc.
6.88%, 05/15/2009	3,355	3,357
Construction Materials (3.0%)
CRH America, Inc.
5.63%, 09/30/2011	6,890	6,207
Lafarge SA
6.15%, 07/15/2011	7,900	7,683
Martin Marietta Materials, Inc.
1.19%, 04/30/2010 *	7,645	7,307
Consumer Finance (2.4%)
Discover Financial Services
1.86%, 06/11/2010 *	6,920	6,098
John Deere Capital Corp.
2.04%, 06/10/2011 *	6,125	5,884
Toyota Motor Credit Corp.
4.65%, 01/09/2012 *	5,000	5,090
Containers & Packaging (0.4%)
Rexam PLC
6.75%, 06/01/2013 -144A	2,950	2,681
Diversified Financial Services (8.4%)
American Honda Finance Corp.
1.40%, 01/29/2010 -144A *	4,500	4,485
BAE Systems Holdings, Inc.
6.40%, 12/15/2011 -144A	7,000	7,369
Bank of America Corp.
1.12%, 08/02/2010 *	2,200	2,105
5.38%, 08/15/2011	5,260	5,134
Bear Stearns Cos., Inc.
5.50%, 08/15/2011	2,000	2,064
6.95%, 08/10/2012	5,000	5,264
Caterpillar Financial Services Corp.
1.98%, 06/24/2011 *	7,390	6,988
Credit Suisse USA, Inc.
6.13%, 11/15/2011	5,267	5,519
General Electric Capital Corp.
1.26%, 07/27/2012 *	1,400	1,209
5.88%, 02/15/2012	4,890	4,983
The notes to the financial statements are an integral part of this report.

	Principal	Value
Diversified Financial Services (continued)
Harley-Davidson Funding Corp.
5.00%, 12/15/2010 -144A	$7,700	$7,025
PACCAR Financial Corp.
4.64%, 01/12/2011 *	5,000	4,989
Pemex Finance, Ltd.
9.03%, 02/15/2011	2,160	2,236
Diversified Telecommunication Services (2.2%)
Sprint Capital Corp.
7.63%, 01/30/2011	3,200	3,084
Telefonica Europe BV
7.75%, 09/15/2010	6,250	6,563
Verizon Global Funding Corp.
7.38%, 09/01/2012	5,500	6,020
Electric Utilities (0.7%)
PSEG Power LLC
7.75%, 04/15/2011	4,780	5,064
Energy Equipment & Services (2.6%)
Allied Waste North America, Inc.
5.75%, 02/15/2011	6,375	6,407
NGPL Pipeco LLC
6.51%, 12/15/2012 -144A	6,470	6,388
Plains All American Pipeline, LP
4.75%, 08/15/2009	1,230	1,219
Rockies Express Pipeline LLC
5.10%, 08/20/2009 -144A *	4,740	4,742
Food & Staples Retailing (2.7%)
Kroger Co.
8.05%, 02/01/2010	7,012	7,238
New Albertsons, Inc.
6.95%, 08/01/2009	3,617	3,640
Safeway, Inc.
6.50%, 03/01/2011	5,000	5,244
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	2,900	2,864
Food Products (3.0%)
ConAgra Foods, Inc.
7.88%, 09/15/2010	5,880	6,174
Dole Food Co., Inc.
8.63%, 05/01/2009 Ђ	6,000	6,000
Michael Foods, Inc.
8.00%, 11/15/2013	3,215	3,038
UST, Inc.
6.63%, 07/15/2012	6,460	6,508
Hotels, Restaurants & Leisure (1.6%)
Carrols Corp.
9.00%, 01/15/2013	2,000	1,850
Royal Caribbean Cruises, Ltd.
8.75%, 02/02/2011	3,000	2,805
Yum! Brands, Inc.
8.88%, 04/15/2011	6,200	6,656
Household Durables (1.0%)
Whirlpool Corp.
8.00%, 05/01/2012	7,125	7,249
Insurance (1.1%)
MetLife, Inc.
5.38%, 12/15/2012	7,000	6,659
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A ■ Ž	3,250	1,063
IT Services (0.8%)
Western Union Co.
5.40%, 11/17/2011	5,500	5,578
Machinery (0.8%)
Case New Holland, Inc.
6.00%, 06/01/2009	2,500	2,488
PACCAR, Inc.
6.88%, 02/15/2014	2,500	2,617
Media (3.8%)
British Sky Broadcasting Group PLC
8.20%, 07/15/2009	6,000	6,072
Time Warner, Inc.
1.15%, 11/13/2009 *	6,406	6,363
Viacom, Inc.
1.67%, 06/16/2009 *	7,000	6,973
5.75%, 04/30/2011	7,045	7,043
Metals & Mining (3.1%)
Anglo American Capital PLC
9.38%, 04/08/2014 -144A	3,500	3,632
Arcelormittal
5.38%, 06/01/2013	4,500	4,051
BHP Billiton Finance USA, Ltd.
5.00%, 12/15/2010	6,000	6,236
Falconbridge, Ltd.
7.35%, 06/05/2012	3,585	3,164
Rio Tinto Finance USA, Ltd.
8.95%, 05/01/2014	4,795	4,963
Multiline Retail (1.4%)
JC Penney Corp., Inc.
8.00%, 03/01/2010	6,175	6,209
Macy’s Retail Holdings, Inc.
5.35%, 03/15/2012	4,170	3,806
Multi-Utilities (0.8%)
Sempra Energy
7.95%, 03/01/2010	5,500	5,661
Office Electronics (0.9%)
Xerox Corp.
7.13%, 06/15/2010	6,250	6,314
Oil, Gas & Consumable Fuels (11.1%)
Anadarko Finance Co.
6.75%, 05/01/2011	6,460	6,657
DCP Midstream LLC
7.88%, 08/16/2010	6,900	7,024
EnCana Corp.
6.30%, 11/01/2011	5,100	5,329
Enterprise Products Operating, LP
7.50%, 02/01/2011	8,100	8,324
Hess Corp.
6.65%, 08/15/2011	4,215	4,419
7.00%, 02/15/2014	2,450	2,657
Husky Energy, Inc.
6.25%, 06/15/2012	6,700	6,655
Kinder Morgan Energy Partners, LP
6.75%, 03/15/2011	6,450	6,620
Marathon Oil Corp.
8.38%, 05/01/2012	6,000	6,410
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.44%, 09/15/2009 -144A	2,040	2,034
Teppco Partners, LP
7.63%, 02/15/2012	6,800	6,716
Weatherford International, Inc.
5.95%, 06/15/2012	7,305	7,309
Williams Cos., Inc.
3.21%, 10/01/2010 -144A *	1,450	1,363
6.38%, 10/01/2010 -144A	1,100	1,089
The notes to the financial statements are an integral part of this report.

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
XTO Energy, Inc.
5.00%, 08/01/2010	$5,770	$5,835
Paper & Forest Products (1.0%)
Weyerhaeuser Co.
6.75%, 03/15/2012	7,200	7,185
Real Estate Investment Trusts (4.2%)
BRE Properties, Inc.
5.75%, 09/01/2009	6,000	5,990
Federal Realty Investment Trust
8.75%, 12/01/2009	2,680	2,673
Healthcare Realty Trust, Inc.
8.13%, 05/01/2011	3,000	2,883
Kimco Realty Corp.
4.62%, 05/06/2010	5,000	4,822
PPF Funding, Inc.
5.35%, 04/15/2012 -144A	4,000	2,929
Simon Property Group, LP
4.88%, 03/18/2010	6,265	6,143
Wea Finance LLC / WCI Finance LLC
5.40%, 10/01/2012 -144A	5,000	4,600
Real Estate Management & Development (0.7%)
Post Apartment Homes, LP
7.70%, 12/20/2010	5,000	4,859
Road & Rail (2.8%)
CSX Corp.
6.75%, 03/15/2011	6,580	6,767
Erac USA Finance Co.
7.95%, 12/15/2009 -144A	6,875	6,684
Union Pacific Corp.
3.63%, 06/01/2010	5,030	5,004
6.13%, 01/15/2012	2,000	2,046
Specialty Retail (1.1%)
Home Depot, Inc.
1.45%, 12/16/2009 *	3,000	2,970
Staples, Inc.
7.75%, 04/01/2011	1,500	1,571
9.75%, 01/15/2014	2,950	3,237
Wireless Telecommunication Services (1.3%)
Centennial Communications Corp.
6.96%, 01/01/2013 *	3,750	3,759
Vodafone Group PLC
7.75%, 02/15/2010	5,000	5,186

Total Corporate Debt Securities (cost $552,233)		552,736

REPURCHASE AGREEMENT (2.1%)
State Street Repurchase Agreement 0.01%, dated 04/30/2009, to be repurchased at $15,512 on 05/01/2009 •	15,512	15,512

Total Repurchase Agreement (cost $15,512)

Total Investment Securities (cost $714,045) #		717,161
Other Assets and Liabilities, net		(1,024)

Net Assets		$716,137

NOTES TO SCHEDULE OF INVESTMENTS:

Ž	The security has a perpetual maturity. The date shown is the next call date.

Ә	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 04/30/2009.

*	Floating or variable rate note. Rate is listed as of 04/30/2009.

Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.

•	Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 3.63% to 3.80%, a maturity date of 05/01/2035, and with market values plus accrued interests of $15,822.

#	Aggregate cost for federal income tax purposes is $714,045. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $13,551 and $10,435, respectively. Net unrealized appreciation for tax purposes is $3,116.
DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated $113,888, or 16.03%, of the Fund’s net assets.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

ULC	Underwriters’ Laboratories of Canada
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities
Level 1	Level 2	Level 3	Total Investments in Securities
$—	$717,161	$—	$717,161
The notes to the financial statements are an integral part of this report.

Transamerica Small/Mid Cap Value
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS (97.7%)
Aerospace & Defense (1.0%)
Alliant Techsystems, Inc. ‡	32,630	$2,599
Auto Components (1.3%)
Tenneco, Inc. ‡	1,179,671	3,610
Chemicals (5.0%)
Intrepid Potash, Inc. ‡	294,090	7,261
Terra Industries, Inc.	233,031	6,175
Commercial Banks (3.9%)
Bank of Hawaii Corp.	132,255	4,647
City National Corp.	160,900	5,889
Commercial Services & Supplies (2.0%)
Energysolutions, Inc.	288,000	2,794
Republic Services, Inc. -Class A	126,000	2,646
Communications Equipment (6.4%)
Arris Group, Inc. ‡	673,180	7,183
Brocade Communications Systems, Inc. ‡	727,855	4,207
Harmonic Lightwaves, Inc. ‡	836,792	6,134
Electric Utilities (4.2%)
ITC Holdings Corp.	88,075	3,834
NV Energy, Inc.	400,700	4,107
Portland General Electric Co.	192,410	3,515
Electrical Equipment (2.5%)
General Cable Corp. ‡	248,560	6,746
Energy Equipment & Services (1.7%)
Superior Energy Services, Inc. ‡	246,585	4,737
Health Care Equipment & Supplies (4.1%)
Hologic, Inc. ‡	432,000	6,419
West Pharmaceutical Services, Inc.	147,400	4,813
Health Care Providers & Services (1.8%)
Mednax, Inc. ‡	137,000	4,918
Health Care Technology (2.1%)
Allscripts-Misys Healthcare Solutions, Inc.	452,765	5,623
Hotels, Restaurants & Leisure (5.0%)
Cheesecake Factory ‡	283,415	4,923
Penn National Gaming, Inc. ‡	153,715	5,229
Starwood Hotels & Resorts Worldwide, Inc.	157,500	3,285
Insurance (5.6%)
HCC Insurance Holdings, Inc.	306,210	7,325
PartnerRe, Ltd.	117,020	7,980
Internet Software & Services (2.1%)
Valueclick, Inc. ‡	540,848	5,733
IT Services (1.9%)
NeuStar, Inc. -Class A ‡	265,766	5,052
Leisure Equipment & Products (1.6%)
Pool Corp.	236,100	4,217
Life Sciences Tools & Services (2.0%)
Charles River Laboratories International, Inc.‡	200,865	5,554
Machinery (3.4%)
Clarcor, Inc.	167,700	5,212
Watts Water Technologies, Inc. -Class A	179,325	3,992
Media (1.4%)
Lamar Advertising Co. -Class A ‡	226,800	3,833
Oil, Gas & Consumable Fuels (4.8%)
Comstock Resources, Inc. ‡	125,265	4,317
PetroHawk Energy Corp. ‡	367,595	8,675
Pharmaceuticals (1.9%)
Sepracor, Inc. ‡	356,195	5,062
Professional Services (6.2%)
FTI Consulting, Inc. ‡	180,000	9,878
Manpower, Inc.	157,500	6,787
Real Estate Investment Trusts (12.5%)
Annaly Capital Management, Inc.	616,742	8,678
Host Hotels & Resorts, Inc.	1,071,000	8,236
Kilroy Realty Corp.	179,155	3,859
Omega Healthcare Investors, Inc.	464,500	7,302
Potlatch Corp.	194,340	5,716
Real Estate Management & Development (2.2%)
St. Joe Co. ‡	236,675	5,887
Road & Rail (1.4%)
Kansas City Southern ‡	251,900	3,841
Software (1.5%)
Macrovision Solutions Corp. ‡	201,000	4,064
Specialty Retail (1.4%)
Childrens Place Retail Stores, Inc. ‡	133,720	3,803
Textiles, Apparel & Luxury Goods (0.7%)
Skechers U.S.A., Inc. -Class A ‡	173,140	2,026
Thrifts & Mortgage Finance (1.7%)
People’s United Financial, Inc.	290,465	4,537
Trading Companies & Distributors (4.0%)
Beacon Roofing Supply, Inc. ‡	224,392	3,568
WESCO International, Inc. ‡	282,800	7,353

Total Common Stocks (cost $230,347)		263,781

	Principal
REPURCHASE AGREEMENT (3.5%)
State Street Repurchase Agreement 0.01%, dated 04/30/2009, to be repurchased at $9,457 on 05/01/2009 •	$9,457	9,457

Total Repurchase Agreement (cost $9,457)

Total Investment Securities (cost $239,804) #		273,238
Other Assets and Liabilities, net		(3,313)

Net Assets		$269,925

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

•	Repurchase agreement is collateralized by a U.S. Government Obligation with a zero coupon interest rate, a maturity date of 06/24/2009, and with a market value plus accrued interest of $9,650.

#	Aggregate cost for federal income tax purposes is $239,804. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $49,371 and $15,937, respectively. Net unrealized appreciation for tax purposes is $33,434.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities
Level 1	Level 2	Level 3	Total Investments in Securities
$263,781	$9,457	$—	$273,238
The notes to the financial statements are an integral part of this report.

Transamerica Templeton Global
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except share amounts in thousands)
(unaudited)

	Shares	Value
COMMON STOCKS (98.3%)
Australia (1.0%)
Alumina, Ltd. §	96,049	$104
Brambles, Ltd.	55,748	240
National Australia Bank, Ltd.	34,025	510
Austria (0.6%)
Telekom Austria AG	41,880	555
Bermuda (0.7%)
Tyco Electronics, Ltd.	36,945	644
Brazil (1.2%)
Cia Vale do Rio Doce -Class B ADR	15,230	251
Empresa Brasileira de Aeronautica SA ADR ‡	25,360	411
Petroleo Brasileiro SA -Class A ADR	13,480	364
China (0.4%)
China Telecom Corp., Ltd.	670,000	333
Denmark (0.5%)
Vestas Wind Systems ‡	6,730	444
France (6.7%)
Accor SA	7,040	300
AXA SA ‡	36,800	621
France Telecom SA	47,180	1,053
GDF Suez	14,448	522
Michelin -Class B	10,407	537
Sanofi-Aventis SA	16,139	935
Suez Environnement SA ‡	3,787	58
Total SA	21,742	1,103
Vivendi	26,410	715
Germany (6.0%)
Bayerische Motoren Werke AG	21,040	731
Celesio AG	19,660	437
Deutsche Post AG	42,130	488
E.ON AG ADR ‡	24,540	825
Merck KGAA	6,870	618
Muenchener Rueckversicherungs AG	4,810	666
SAP AG	17,410	669
Siemens AG	11,760	793
Hong Kong (1.0%)
Cheung Kong Holdings, Ltd.	47,000	490
Hutchison Whampoa, Ltd.	59,000	350
Ireland (0.6%)
CRH PLC	21,612	564
Israel (1.3%)
Check Point Software Technologies ‡	24,050	558
Teva Pharmaceutical Industries, Ltd. ADR	12,495	548
Italy (1.6%)
Autogrill SpA	32,781	251
ENI SpA ADR	17,185	733
UniCredit SpA	173,709	430
Japan (5.0%)
Fujifilm Holdings Corp.	16,700	423
Konica Minolta Holdings, Inc.	54,500	443
Mabuchi Motor Co., Ltd.	12,400	561
Mitsubishi UFJ Financial Group, Inc. ADR	32,270	175
Nintendo Co., Ltd.	2,200	587
Olympus Corp.	27,800	451
Promise Co., Ltd.	26,150	344
Sony Corp. ADR	10,560	273
Takeda Pharmaceutical Co., Ltd.	8,300	295
Toyota Motor Corp.	13,100	511
USS Co., Ltd.	7,410	334
Korea, Republic of (1.3%)
KB Financial Group, Inc. ADR ‡	8,150	260
Samsung Electronics Co., Ltd. -144A GDR	4,030	915
Netherlands (2.1%)
Akzo Nobel NV	5,540	234
ING Groep NV	32,710	306
ING Groep NV ADR	9,330	85
Koninklijke Philips Electronics NV	33,360	607
Randstad Holding NV	12,460	288
Reed Elsevier NV	26,984	298
Norway (1.0%)
Aker Kvaerner ASA	17,210	106
Statoilhydro ASA	11,180	213
Telenor ASA	88,850	557
Singapore (2.1%)
DBS Group Holdings, Ltd. ADR	4,010	102
DBS Group Holdings, Ltd.	128,400	823
Flextronics International, Ltd. ‡	61,830	240
Singapore Telecommunications, Ltd.	378,000	654
South Africa (0.6%)
Sasol, Ltd. ADR	16,850	507
Spain (1.5%)
Banco Santander SA	25,719	247
Telefonica SA	57,454	1,096
Sweden (0.6%)
Loomis AB	5,150	44
Nordea Bank AB	67,010	492
Switzerland (4.9%)
ACE, Ltd.	18,590	861
Adecco SA	12,770	506
Lonza Group AG	7,370	679
Nestle SA ADR	24,375	791
Novartis AG ADR	16,740	635
Roche Holding AG	2,640	334
Swiss Reinsurance	11,470	276
UBS AG	17,015	238
Taiwan (1.3%)
Chunghwa Telecom Co., Ltd. ADR	11,348	214
Lite-On Technology Corp. GDR	30,712	246
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	62,781	664
Turkey (0.7%)
Turkcell Iletisim Hizmet AS ADR	47,270	600
United Kingdom (10.7%)
Aviva PLC	92,990	434
BAE Systems PLC	112,160	595
BP PLC ADR	18,170	772
British Sky Broadcasting Group PLC	79,790	574
Cadbury PLC	38,348	288
Compass Group PLC	92,320	442
GlaxoSmithKline PLC	44,309	688
Group 4 Securicor PLC	161,830	452
HSBC Holdings PLC ADR	310	11
HSBC Holdings PLC	38,729	275
Kingfisher PLC	123,010	339
Kingfisher PLC ADR	52,500	279
Pearson PLC	31,090	325
Rolls-Royce Group PLC -Class C Ə ‡	10,352,713	15
Rolls-Royce Group PLC § ‡	120,661	604
Royal Dutch Shell PLC -Class B	29,130	671
Tesco PLC	103,780	518
The notes to the financial statements are an integral part of this report.

	Shares	Value
United Kingdom (continued)
Unilever PLC	34,487	$676
Vodafone Group PLC	618,342	1,141
Wolseley PLC ‡	14,163	257
United States (44.9%)
Allergan, Inc.	6,730	314
Amazon.com, Inc. ‡	34,000	2,738
Apple, Inc. ‡	20,100	2,529
AT&T, Inc.	37,000	948
Automatic Data Processing, Inc.	23,330	821
Becton Dickinson & Co.	14,000	846
BorgWarner, Inc.	37,300	1,080
Caterpillar, Inc.	17,695	630
Charles Schwab Corp.	70,285	1,298
Cisco Systems, Inc. ‡	50,000	966
Ecolab, Inc.	31,500	1,214
Emerson Electric Co.	23,500	800
Expeditors International of Washington, Inc.	26,000	902
General Electric Co.	92,000	1,164
Gilead Sciences, Inc. ‡	51,500	2,359
Google, Inc. -Class A ‡	5,000	1,980
Hewlett-Packard Co.	11,000	396
International Business Machines Corp.	9,500	980
Jacobs Engineering Group, Inc. ‡	20,000	761
Johnson Controls, Inc.	75,000	1,426
Monsanto Co.	4,300	365
PACCAR, Inc.	36,000	1,275
Praxair, Inc.	31,000	2,314
Qualcomm, Inc.	51,500	2,179
Raytheon Co.	31,000	1,402
Sigma-Aldrich Corp.	36,000	1,579
T. Rowe Price Group, Inc.	30,000	1,156
Union Pacific Corp.	23,000	1,130
Varian Medical Systems, Inc. ‡	22,015	735
Wal-Mart Stores, Inc.	15,985	806
Walt Disney Co.	38,000	832
Wells Fargo & Co.	58,800	1,176

Total Common Stocks (cost $111,883)		85,823

	Principal
REPURCHASE AGREEMENTS (1.2%)
State Street Repurchase Agreement 0.01%, dated 04/30/2009, to be repurchased at $1,069 on 05/01/2009 •	$1,069	1,069

Total Repurchase Agreements (cost $1,069)

Total Investment Securities (cost $112,952) #		86,892
Other Assets and Liabilities, net		372

Net Assets		$87,264

	Percentage of
	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Chemicals	6.6%	$5,706
Diversified Telecommunication Services	6.2	5,410
Commercial Banks	5.1	4,501
Pharmaceuticals	5.1	4,367
Oil, Gas & Consumable Fuels	5.0	4,363
Computers & Peripherals	4.8	4,151
Communications Equipment	3.6	3,145
Auto Components	3.5	3,043
Aerospace & Defense	3.5	3,027
Industrial Conglomerates	3.4	2,914
Insurance	3.3	2,858
Media	3.2	2,744
Internet & Catalog Retail	3.1	2,738
Capital Markets	3.1	2,692
Biotechnology	2.7	2,359
Health Care Equipment & Supplies	2.3	2,032
Internet Software & Services	2.3	1,980
Machinery	2.2	1,905
Electronic Equipment & Instruments	2.2	1,868
Software	2.2	1,814
Food Products	2.0	1,755
Wireless Telecommunication Services	2.0	1,741
Semiconductors & Semiconductor Equipment	1.9	1,579
Air Freight & Logistics	1.6	1,390
Food & Staples Retailing	1.5	1,324
Electrical Equipment	1.4	1,244
Automobiles	1.4	1,242
Road & Rail	1.3	1,130
Hotels, Restaurants & Leisure	1.1	993
The notes to the financial statements are an integral part of this report.

(all amounts in thousands)
(unaudited)

	Percentage of
	Total Investments	Value
INVESTMENTS BY INDUSTRY (continued):
Specialty Retail	1.1%	$952
Electric Utilities	0.9	825
IT Services	0.9	821
Professional Services	0.9	794
Construction & Engineering	0.9	761
Commercial Services & Supplies	0.9	736
Life Sciences Tools & Services	0.8	679
Multi-Utilities	0.7	580
Construction Materials	0.6	564
Real Estate Management & Development	0.6	490
Office Electronics	0.5	443
Health Care Providers & Services	0.5	437
Diversified Financial Services	0.4	391
Metals & Mining	0.4	355
Consumer Finance	0.4	344
Household Durables	0.3	273
Trading Companies & Distributors	0.3	257
Energy Equipment & Services	0.1	106

Investment Securities, at Value	98.8	85,823
Short-Term Investments	1.2	1,069

Total Investments	100.0%	$86,892

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

§	Illiquid. These securities aggregated to $708, or 0.81%, of the Fund’s net assets.

Ə	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation, with an interest rate of 0.95%, maturity date of 06/15/2034, and with a market value plus accrued interest of $1,091.

#	Aggregate cost for federal income tax purposes is $112,952. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3,519 and $29,579, respectively. Net unrealized depreciation for tax purposes is $26,060.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated $915, or 1.05%, of the Fund’s net assets.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities
Level 1	Level 2	Level 3	Total Investments in Securities
$85,808	$1,084	$—	$86,892
The notes to the financial statements are an integral part of this report.

Transamerica Value Balanced
SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts in thousands)
(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (1.4%)
U.S. Treasury Bond
4.50%, 05/15/2038	$6	$6
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	122	109
2.50%, 01/15/2029	124	126
U.S. Treasury Inflation Indexed Note
1.38%, 07/15/2018	49	48
U.S. Treasury Note
2.75%, 02/15/2019	76	74

Total U.S. Government Obligations (cost $349)		363

U.S. GOVERNMENT AGENCY OBLIGATIONS (17.4%)
Fannie Mae
4.72%, 10/01/2035 *	318	327
5.00%, 05/01/2018- 03/01/2039	1,395	1,438
5.50%, 07/01/2019- 01/01/2038	501	521
6.00%, 08/01/2036- 12/01/2037	658	688
Freddie Mac
5.00%, 04/01/2018- 11/15/2032	942	975
5.50%, 09/01/2018- 11/01/2018	131	136
5.53%, 09/01/2037 *	334	349

Total U.S. Government Agency Obligations (cost $4,300)		4,434

MORTGAGE-BACKED SECURITIES (1.5%)
American Tower Trust
Series 2007-1A, Class C
5.62%, 04/15/2037-144A	155	131
Crown Castle Towers LLC
Series 2006-1A, Class AFX
5.24%, 11/15/2036-144A	115	106
Small Business Administration Trust
Series 2006-1A, Class A
5.31%, 11/15/2036-144A	150	140

Total Mortgage-Backed Securities (cost $411)		377

MUNICIPAL GOVERNMENT OBLIGATIONS (0.6%)
Metropolitan Transportation Authority
7.34%, 11/15/2039	71	76
State of California
7.55%, 04/01/2039	75	78

Total Municipal Government Obligations (cost $149)		154

CORPORATE DEBT SECURITIES (19.4%)
Airlines (0.6%)
Continental Airlines, Inc.
7.49%, 10/02/2010	75	71
Delta Air Lines, Inc.
7.57%, 11/18/2010	85	79
Auto Components (0.5%)
Johnson Controls, Inc.
5.25%, 01/15/2011	124	122
Beverages (0.3%)
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 01/15/2039 -144A	80	80
Capital Markets (0.4%)
Goldman Sachs Group, Inc.
6.00%, 05/01/2014	105	105
Chemicals (0.8%)
Lubrizol Corp.
8.88%, 02/01/2019	100	109
Potash Corp. of Saskatchewan, Inc.
6.50%, 05/15/2019	88	91
Commercial Banks (1.5%)
Barclays Bank PLC
7.70%, 04/25/2018 -144A ■ Ž	120	76
BB&T Corp.
6.85%, 04/30/2019	100	97
PNC Bank NA
6.88%, 04/01/2018	110	105
Wells Fargo Bank NA
4.75%, 02/09/2015	130	112
Construction Materials (1.2%)
CRH America, Inc.
5.30%, 10/15/2013	100	84
Lafarge SA
6.15%, 07/15/2011	125	122
Martin Marietta Materials, Inc.
1.19%, 04/30/2010 *	112	107
Consumer Finance (0.3%)
Discover Financial Services
1.86%, 06/11/2010 *	95	84
Diversified Financial Services (2.7%)
American Honda Finance Corp.
1.40%, 01/29/2010 -144A *	130	130
Bank of America Corp.
5.75%, 12/01/2017	130	106
Bear Stearns Cos., Inc.
7.25%, 02/01/2018	103	105
General Electric Capital Corp.
6.88%, 01/10/2039	80	63
Glencore Funding LLC
6.00%, 04/15/2014 -144A	80	49
Merrill Lynch & Co., Inc.
5.45%, 02/05/2013	150	130
Pemex Finance, Ltd.
9.03%, 02/15/2011	100	104
Electric Utilities (0.3%)
EDF SA
6.95%, 01/26/2039 -144A	80	84
Energy Equipment & Services (1.0%)
DCP Midstream LLC
9.75%, 03/15/2019 -144A	60	60
Halliburton Co.
6.15%, 09/15/2019	120	127
Weatherford International, Ltd.
7.00%, 03/15/2038	80	59
Food & Staples Retailing (0.4%)
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	100	99
Food Products (0.3%)
Michael Foods, Inc.
8.00%, 11/15/2013	90	85
Hotels, Restaurants & Leisure (0.3%)
Royal Caribbean Cruises, Ltd.
8.75%, 02/02/2011	70	65
Insurance (0.5%)
MetLife, Inc.
5.38%, 12/15/2012	96	91
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A ■ Ž	80	26
Machinery (0.3%)
PACCAR, Inc.
6.88%, 02/15/2014	85	89
Media (0.5%)
Time Warner Cable, Inc.
6.75%, 07/01/2018	125	127
The notes to the financial statements are an integral part of this report.

(all amounts except share amounts in thousands)
(unaudited)

	Principal	Value
Metals & Mining (1.9%)
Anglo American Capital PLC
9.38%, 04/08/2019 -144A	$106	$108
ArcelorMittal
5.38%, 06/01/2013	130	117
BHP Billiton Finance USA, Ltd.
6.50%, 04/01/2019	96	104
Falconbridge, Ltd.
7.35%, 06/05/2012	55	49
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	100	103
Multi-Utilities (0.5%)
Sempra Energy
9.80%, 02/15/2019	105	120
Oil, Gas & Consumable Fuels (2.3%)
EnCana Corp.
6.50%, 05/15/2019	71	73
Energy Transfer Partners, LP
9.70%, 03/15/2019	75	83
Enterprise Products Operating, LP
7.50%, 02/01/2011	120	123
Hess Corp.
8.13%, 02/15/2019	110	121
Husky Energy, Inc.
6.25%, 06/15/2012	105	104
PetroHawk Energy Corp.
9.13%, 07/15/2013	100	98
Paper & Forest Products (1.1%)
Celulosa Arauco y Constitucion SA
8.63%, 08/15/2010	171	178
Weyerhaeuser Co.
6.75%, 03/15/2012	100	100
Real Estate Investment Trusts (0.6%)
WEA Finance LLC / WCI Finance LLC
5.40%, 10/01/2012 -144A	168	155
Real Estate Management & Development (0.3%)
Post Apartment Homes, LP
6.30%, 06/01/2013	91	72
Road & Rail (0.2%)
Hertz Corp.
8.88%, 01/01/2014	75	58
Specialty Retail (0.6%)
Staples, Inc.
9.75%, 01/15/2014	115	126

Total Corporate Debt Securities (cost $5,121)		4,935

	Shares
COMMON STOCKS (59.3%)
Aerospace & Defense (2.4%)
Boeing Co.	6,006	241
Raytheon Co.	8,215	372
Air Freight & Logistics (0.7%)
United Parcel Service, Inc. -Class B	3,200	167
Auto Components (2.1%)
BorgWarner, Inc.	18,153	526
Capital Markets (1.5%)
BlackRock, Inc. -Class A	1,530	224
Eaton Vance Corp.	6,000	164
Chemicals (2.1%)
Praxair, Inc.	7,200	537
Computers & Peripherals (2.6%)
Hewlett-Packard Co.	9,800	352
International Business Machines Corp.	3,150	325
Construction & Engineering (0.8%)
Jacobs Engineering Group, Inc. ‡	5,418	206
Diversified Financial Services (3.5%)
CME Group, Inc. -Class A	1,660	367
JPMorgan Chase & Co.	15,500	512
Diversified Telecommunication Services (1.4%)
AT&T, Inc.	14,087	361
Electronic Equipment & Instruments (0.9%)
Tyco Electronics, Ltd.	13,700	239
Food Products (1.2%)
Kraft Foods, Inc. -Class A	13,600	318
Health Care Equipment & Supplies (2.0%)
Becton Dickinson & Co.	8,423	509
Household Products (2.6%)
Colgate-Palmolive Co.	7,000	413
Kimberly-Clark Corp.	5,000	246
IT Services (0.6%)
Automatic Data Processing, Inc.	4,000	141
Life Sciences Tools & Services (1.7%)
Thermo Fisher Scientific, Inc. ‡	12,000	421
Machinery (0.7%)
Caterpillar, Inc.	5,100	181
Media (1.9%)
Walt Disney Co.	22,500	493
Metals & Mining (1.2%)
Cia Vale do Rio Doce -Class B ADR	18,500	305
Multi-Utilities (0.7%)
Dominion Resources, Inc.	6,000	181
Oil, Gas & Consumable Fuels (8.3%)
Anadarko Petroleum Corp.	11,000	474
BP PLC ADR	9,485	403
Exxon Mobil Corp.	10,700	713
XTO Energy, Inc.	15,000	520
Paper & Forest Products (1.0%)
Weyerhaeuser Co.	7,280	257
Pharmaceuticals (4.2%)
Bristol-Myers Squibb Co.	29,000	557
Merck & Co., Inc.	5,300	128
Teva Pharmaceutical Industries, Ltd. ADR	9,200	404
Real Estate Investment Trusts (2.4%)
Plum Creek Timber Co., Inc.	17,600	608
Road & Rail (2.2%)
Union Pacific Corp.	11,400	560
Software (2.2%)
Oracle Corp.	17,500	338
Symantec Corp. ‡	12,605	217
Specialty Retail (3.1%)
Gap, Inc.	24,790	385
Home Depot, Inc.	15,500	407
Textiles, Apparel & Luxury Goods (0.6%)
Nike, Inc. -Class B	3,100	163
Tobacco (4.6%)
Lorillard, Inc.	8,000	505
Philip Morris International, Inc.	18,750	680

Total Common Stocks (cost $15,097)		15,120

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)
(unaudited)

	Principal	Value
REPURCHASE AGREEMENT (1.2%)
State Street Repurchase Agreement 0.01%, dated 04/30/2009, to be repurchased at $294 on 05/01/2009 •	$294	$294

Total Repurchase Agreement (cost $294)

Total Investment Securities (cost $25,721) #		25,677
Other Assets and Liabilities, net		(205)

Net Assets		$25,472

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

Ž	The security has a perpetual maturity. The date shown is the next call date.

■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 04/30/2009.

*	Floating or variable rate note. Rate is listed as of 04/30/2009.

•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 3.74%, a maturity date of 04/01/2035, and with a market value plus accrued interest of $300.

#	Aggregate cost for federal income tax purposes is $25,721. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,822 and $1,866, respectively. Net unrealized depreciation for tax purposes is $44.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated $1,145, or 4.49%, of the Fund’s net assets.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company
The following is a summary of the fair valuations according to the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities.

Investments in Securities
Level 1	Level 2	Level 3	Total Investments in Securities
$15,120	$10,557	$—	$25,677
The notes to the financial statements are an integral part of this report.

STATEMENTS OF ASSETS AND LIABILITIES
At April 30, 2009
(all amounts except per share amounts in thousands)
(unaudited)

		Transamerica			Transamerica
	Transamerica	Convertible	Transamerica	Transamerica	Growth
	Balanced	Securities	Equity	Flexible Income	Opportunities
Assets:
Investment securities, at value	$89,850	$55,423	$875,696	$121,498	$150,235
Repurchase agreement, at value	929	2,471	14,045	3,739	9,526
Receivables:
Investment securities sold	212	10,568	2,236	3,054	887
Shares of beneficial interest sold	17	160	376	99	26
Interest	385	247	—	1,918	—
Dividends	72	112	837	11	25
Dividend reclaims	60	—	369	—	—
Other	41	8	422	16	18

	$91,566	$68,989	$893,981	$130,335	$160,717

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	950	5,490	5,261	3,591	2,377
Shares of beneficial interest redeemed	261	11	672	104	30
Management and advisory fees	58	40	462	73	75
Distribution and service fees	46	10	139	16	32
Trustees fees	42	9	427	17	19
Transfer agent fees	29	3	141	5	47
Administration fees	1	1	14	2	2
Other	37	25	111	43	26
Unrealized depreciation on forward foreign currency contracts	—	—	—	64	—

	1,424	5,589	7,227	3,915	2,608

Net assets	$90,142	$63,400	$886,754	$126,420	$158,109

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$106,968	$106,092	$1,618,988	$205,727	$321,268
Undistributed net investment income (loss)	131	261	2,980	533	69
Accumulated net realized gain (loss) from investments	(9,899)	(41,075)	(641,518)	(72,260)	(148,119)
Net unrealized appreciation (depreciation) on:
Investment securities	(7,064)	(1,878)	(93,731)	(7,516)	(15,109)
Translation of assets and liabilities denominated in foreign currencies	6	—	35	(64)	—

Net assets	$90,142	$63,400	$886,754	$126,420	$158,109

Net assets by class:
Class A	$51,144	$10,890	$270,559	$15,386	$42,495
Class B	22,921	2,297	44,507	8,431	16,006
Class C	16,077	6,255	37,088	6,752	9,820
Class I		43,958	454,741	95,851	89,788
Class T			79,859
Shares outstanding:
Class A	3,255	1,513	41,383	2,124	6,448
Class B	1,466	322	7,298	1,163	2,611
Class C	1,033	880	6,054	935	1,595
Class I		6,102	68,414	13,184	13,236
Class T			4,364
Net asset value per share:
Class A	$15.71	$7.20	$6.54	$7.24	$6.59
Class B	15.63	7.14	6.10	7.25	6.13
Class C	15.57	7.11	6.13	7.22	6.16
Class I		7.20	6.65	7.27	6.78
Class T			18.30
Maximum offering price per share (a)
Class A	$16.62	$7.56	$6.92	$7.60	$6.97

Investment securities, at cost	$96,896	$57,297	$969,233	$129,006	$165,336

Repurchase agreement, at cost	$929	$2,471	$14,045	$3,739	$9,526

The notes to the financial statements are an integral part of this report.

		Transamerica		Transamerica	Transamerica
	Transamerica	Legg Mason	Transamerica	Science &	Short-Term
	High Yield Bond	Partners All Cap	Money Market	Technology	Bond
Assets:
Investment securities, at value	$369,924	$59,370	$310,243	$51,857	$701,649
Repurchase agreement, at value	14,626	3,667	63	693	15,512
Receivables:
Investment securities sold	7,464	82	—	—	6,321
Shares of beneficial interest sold	855	23	653	16	9,992
Interest	12,033	—	54	—	8,539
Dividends	38	44	—	47	—
Dividend reclaims	—	26	—	—	—
Other	26	28	12	4	—

	$404,966	$63,240	$311,025	$52,617	$742,013

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	5,521	570	—	—	25,138
Shares of beneficial interest redeemed	19	47	1,767	4	187
Management and advisory fees	180	21	59	27	339
Distribution and service fees	24	36	44	3	43
Trustees fees	28	28	14	4	3
Transfer agent fees	5	26	—	4	—
Administration fees	6	1	5	1	11
Dividends from short sales	—	—	26	—	70
Other	66	20	32	47	85

	5,849	749	1,947	90	25,876

Net assets	$399,117	$62,491	$309,078	$52,527	$716,137

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$554,727	$82,354	$308,995	$67,381	$731,358
Undistributed (accumulated) net investment income (loss)	2,107	179	83	(109)	—
Accumulated net realized gain (loss) from investments	(32,715)	(7,806)	—	(13,028)	(18,339)
Net unrealized appreciation (depreciation) on:
Investment securities	(125,002)	(12,236)	—	(1,717)	3,118

Net assets	$399,117	$62,491	$309,078	$52,527	$716,137

Net assets by class:
Class A	$33,996	$26,920	$155,852	$3,839	$41,188
Class B	9,921	23,175	45,161	1,640
Class C	10,753	12,396	69,453	1,259	52,943
Class I	344,447		38,612	45,789	622,006
Shares outstanding:
Class A	4,925	2,964	155,852	1,327	4,224
Class B	1,438	2,733	45,161	603
Class C	1,562	1,463	69,453	463	5,438
Class I	49,593		38,612	15,496	64,893
Net asset value per share:
Class A	$6.90	$9.08	$1.00	$2.89	$9.75
Class B	6.90	8.48	1.00	2.72
Class C	6.88	8.47	1.00	2.72	9.73
Class I	6.95		1.00	2.95	9.59
Maximum offering price per share (a)
Class A	$7.24	$9.61	$1.00	$3.06	$10.00

Investment securities, at cost	$494,914	$71,593	$310,243	$53,572	$698,533

Repurchase agreement, at cost	$14,626	$3,667	$63	$693	$15,512

The notes to the financial statements are an integral part of this report.

	Transamerica	Transamerica
	Small/Mid Cap	Templeton	Transamerica
	Value	Global	Value Balanced
Assets:
Investment securities, at value	$263,781	$85,823	$25,383
Repurchase agreement, at value	9,457	1,069	294
Foreign currency, at value	—	303	—
Receivables:
Investment securities sold	4,298	106	360
Shares of beneficial interest sold	1,284	12	3
Interest	—	—	103
Dividends	206	260	33
Dividend reclaims	—	186	—
Other	15	119	16

	$279,041	$87,878	$26,192

Liabilities:
Due to custodian	—	—	1
Accounts payable and accrued liabilities:
Investment securities purchased	6,701	233	608
Shares of beneficial interest redeemed	1,957	118	44
Management and advisory fees	164	8	7
Distribution and service fees	127	35	12
Trustees fees	18	120	16
Transfer agent fees	116	57	10
Administration fees	4	1	—
Other	29	42	22

	9,116	614	720

Net assets	$269,925	$87,264	$25,472

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$470,247	$424,150	$31,994
Undistributed net investment income (loss)	570	239	412
Accumulated net realized gain (loss) from investments	(234,319)	(311,003)	(6,883)
Net unrealized appreciation (depreciation) on:
Investment securities	33,427	(26,114)	(51)
Translation of assets and liabilities denominated in foreign currencies	—	(8)	—

Net assets	$269,925	$87,264	$25,472

Net assets by class:
Class A	$142,546	$66,649	$16,077
Class B	29,937	8,209	4,592
Class C	87,795	12,406	4,803
Class I	9,647
Shares outstanding:
Class A	11,198	3,541	1,905
Class B	2,436	463	546
Class C	7,229	704	571
Class I	755
Net asset value per share:
Class A	$12.73	$18.82	$8.44
Class B	12.29	17.75	8.41
Class C	12.14	17.62	8.41
Class I	12.78
Maximum offering price per share (a)
Class A	$13.47	$19.92	$8.93

Investment securities, at cost	$230,347	$111,883	$25,427

Repurchase agreement, at cost	$9,457	$1,069	$294

Foreign currency, at cost	$—	$313	$—

(a)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.
The notes to the financial statements are an integral part of this report.

STATEMENTS OF OPERATIONS
For the period ended April 30, 2009
(all amounts in thousands)
(unaudited)

		Transamerica			Transamerica
	Transamerica	Convertible	Transamerica	Transamerica	Growth
	Balanced	Securities	Equity	Flexible Income	Opportunities
Investment income:
Dividend income	$502	$624	$8,172	$150	$828
Withholding taxes on foreign dividends	—	—	—	—	(2)
Interest income	1,115	1,439	—	4,904	—
Securities lending income (net)	68	42	290	31	231

	1,685	2,105	8,462	5,085	1,057

Expenses:
Management and advisory	352	362	3,040	486	554
Distribution and service:
Class A	83	19	442	24	65
Class B	126	12	227	40	79
Class C	78	31	185	29	45
Transfer agent:
Class A	94	13	635	20	188
Class B	66	4	191	14	85
Class C	24	5	102	7	37
Class I		— (a)	— (a)	— (a)	— (a)
Class T			83
Printing and shareholder reports	7	8	71	11	12
Custody	13	10	74	24	17
Administration	9	10	83	13	14
Legal	1	1	13	2	2
Audit and tax	10	10	12	10	10
Trustees	1	1	9	2	1
Registration	31	18	30	20	18
Other	2	2	11	2	2

Total expenses	897	506	5,208	704	1,129

Class expense reimbursed:
Class A	—	—	(172)	—	(97)
Class B	(6)	—	(107)	—	(47)
Class C	—	—	(33)	—	(14)

Total reimbursement of expenses	(6)	—	(312)	—	(158)

Net expenses	891	506	4,896	704	971

Net investment income	794	1,599	3,566	4,381	86

Net realized gain (loss) on transactions from:
Investment securities	(9,799)	(23,702)	(177,917)	(25,032)	(16,098)
Foreign currency transactions	—	—	—	457	—

	(9,799)	(23,702)	(177,917)	(24,575)	(16,098)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	10,935	21,341	122,375	24,070	16,538
Translation of assets and liabilities denominated in foreign currencies	1	—	6	(111)	—

Change in unrealized appreciation (depreciation)	10,936	21,341	122,381	23,959	16,538

Net realized and unrealized gain (loss):	1,137	(2,361)	(55,536)	(616)	440

Net increase (decrease) In net assets resulting from operations	$1,931	$(762)	$(51,970)	$3,765	$526

The notes to the financial statements are an integral part of this report.

		Transamerica Legg		Transamerica
	Transamerica High	Mason Partners All	Transamerica	Science &	Transamerica
	Yield Bond	Cap	Money Market	Technology	Short-Term Bond
Investment income:
Dividend income	$60	$862	$—	$131	$—
Withholding taxes on foreign dividends	(2)	(30)	—	—	(2)
Interest income	25,438	—	1,548	—	14,095
Securities lending income (net)	183	25	229	32	38

	25,679	857	1,777	163	14,131

Expenses:
Management and advisory	1,252	250	601	181	1,626
Distribution and service:
Class A	48	43	266	6	19
Class B	43	127	217	8	—
Class C	31	62	335	6	94
Transfer agent:
Class A	26	69	139	13	2
Class B	13	84	38	10
Class C	5	28	28	4	3
Class I	— (a)		— (a)	— (a)	— (a)
Printing and shareholder reports	35	6	22	5	38
Custody	32	17	23	6	33
Administration	42	6	30	5	52
Legal	6	1	4	1	7
Audit and tax	10	10	11	10	10
Trustees	4	1	2	—	5
Registration	22	19	41	37	30
Money market guarantee insurance	—	—	48	—	—
Other	6	2	6	1	6

Total expenses	1,575	725	1,811	293	1,925

Fund expense reimbursed	—	—	(19)	—	—
Class expense reimbursed:
Class A	—	(44)	(192)	(12)	—
Class B	—	(58)	(141)	(8)
Class C	—	(15)	(183)	(3)	—
Class I	—	—	— (a)	—	—

Total reimbursement of expenses	—	(117)	(535)	(23)	—

Net expenses	1,575	608	1,276	270	1,925

Net investment income (loss)	24,104	249	501	(107)	12,206

Net realized gain (loss) on transactions from:
Investment securities	(21,873)	(5,317)	—	(12,465)	(2,971)
Futures contracts	—	—	—	—	(1,328)
Foreign currency transactions	—	(1)	—	—	—

	(21,873)	(5,318)	—	(12,465)	(4,299)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	52,549	(1,683)	—	13,314	23,825
Futures contracts	—	—	—	—	160

Change in unrealized appreciation (depreciation)	52,549	(1,683)	—	13,314	23,985

Net realized and unrealized gain (loss):	30,676	(7,001)	—	849	19,686

Net increase (decrease) In net assets resulting from operations	$54,780	$(6,752)	$501	$742	$31,892

The notes to the financial statements are an integral part of this report.

	Transamerica	Transamerica	Transamerica
	Small/Mid Cap	Templeton	Value
	Value	Global	Balanced
Investment income:
Dividend income	$3,031	$1,214	$289
Withholding taxes on foreign dividends	—	(65)	(2)
Interest income	—	—	336
Securities lending income (net)	279	53	11

	3,310	1,202	634

Expenses:
Management and advisory	1,117	338	100
Distribution and service:
Class A	240	112	29
Class B	132	42	26
Class C	393	61	26
Transfer agent:
Class A	308	233	36
Class B	52	52	17
Class C	134	43	8
Class I	—	(a )
Printing and shareholder reports	80	8	2
Custody	41	31	10
Administration	28	9	3
Legal	5	1	1
Audit and tax	10	11	11
Trustees	4	1	—
Registration	26	28	19
Other	5	6	1

Total expenses	2,575	976	289

Class expense reimbursed:
Class A	—	(177)	(28)
Class B	—	(45)	(14)
Class C	—	(32)	(6)

Total reimbursement of expenses	—	(254)	(48)

Net expenses	2,575	722	241

Net investment income	735	480	393

Net realized gain (loss) on transactions from:
Investment securities	(135,265)	(13,430)	(3,121)

	(135,265)	(13,430)	(3,121)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	101,060	8,998	1,323
Translation of assets and liabilities denominated in foreign currencies	—	1	—

Change in unrealized appreciation (depreciation)	101,060	8,999	1,323

Net realized and unrealized loss:	(34,205)	(4,431)	(1,798)

Net decrease In net assets resulting from operations	$(33,470)	$(3,951)	$(1,405)

(a)	Rounds to less than $1.
The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS
For the period or year ended:
(all amounts in thousands)

			Transamerica Convertible
	Transamerica Balanced		Securities		Transamerica Equity
	April 30, 2009		April 30, 2009		April 30, 2009
	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008
From operations:
Net investment income	$794	$1,331	$1,599	$2,392	$3,566	$2,780
Net realized gain (loss)(a)	(9,799)	6,222	(23,702)	(17,308)	(177,917)	(58,064)
Change in unrealized appreciation (depreciation)(b)	10,936	(63,988)	21,341	(55,761)	122,381	(731,286)

Net increase (decrease) in net assets resulting from operations	1,931	(56,435)	(762)	(70,677)	(51,970)	(786,570)

Distributions to shareholders:
From net investment income:
Class A	(542)	(699)	(185)	(133)	—	—
Class B	(178)	(286)	(35)	(15)	—	—
Class C	(132)	(161)	(93)	(38)	—	—
Class I	—	—	(1,545)	(1,811)	(2,946)	—
Class T					(9)	—

	(852)	(1,146)	(1,858)	(1,997)	(2,955)	—

From net realized gains:
Class A	(3,148)	(1,615)	—	(2,349)	—	—
Class B	(1,819)	(2,368)	—	(1,381)	—	—
Class C	(1,091)	(828)	—	(861)	—	—
Class I	—	—	—	(31,579)	—	—

	(6,058)	(4,811)	—	(36,170)	—	—

Total distributions to shareholders	(6,910)	(5,957)	(1,858)	(38,167)	(2,955)	—

Capital share transactions:
Proceeds from shares sold:
Class A	1,172	3,878	3,990	13,963	11,440	42,081
Class B	675	2,063	220	1,164	1,773	4,848
Class C	562	1,325	1,064	9,648	1,785	5,391
Class I	—	—	72	6,078	30,383	51,057
Class T					488	1,798

	2,409	7,266	5,346	30,853	45,869	105,175

Dividends and distributions reinvested:
Class A	3,493	2,018	134	1,721	—	—
Class B	1,902	2,440	28	1,103	—	—
Class C	1,097	879	34	599	—	—
Class I	—	—	1,545	32,781	2,946	—
Class T					9	—

	6,492	5,337	1,741	36,204	2,955	—

Cost of shares redeemed:
Class A	(6,764)	(15,261)	(4,058)	(7,685)	(32,902)	(89,748)
Class B	(4,715)	(19,396)	(764)	(1,659)	(5,337)	(28,453)
Class C	(2,406)	(6,156)	(1,885)	(2,109)	(8,332)	(19,902)
Class I	—	—	(46,777)	(4,311)	(51,624)	(56,853)
Class T	—	—	—	—	(6,848)	(21,752)

	(13,885)	(40,813)	(53,484)	(15,764)	(105,043)	(216,708)

Redemption fee:
Class A	—	—	—	—	—	3

	—	—	—	—	—	3

Automatic conversions:
Class A	5,525	24,175	87	645	7,600	48,320
Class B	(5,525)	(24,175)	(87)	(645)	(7,600)	(48,320)

	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions	(4,984)	(28,210)	(46,397)	51,293	(56,219)	(111,530)

Net decrease in net assets	(9,963)	(90,602)	(49,017)	(57,551)	(111,144)	(898,100)

Net assets:
Beginning of period/year	$100,105	$190,707	$112,417	$169,968	$997,898	$1,895,998

End of period/year	$90,142	$100,105	$63,400	$112,417	$886,754	$997,898

Undistributed net investment income (loss)	$131	$189	$261	$520	$2,980	$2,369

The notes to the financial statements are an integral part of this report.

			Transamerica Convertible
	Transamerica Balanced		Securities		Transamerica Equity
	April 30, 2009		April 30, 2009		April 30, 2009
	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008
Share activity:
Shares issued:
Class A	80	168	578	1,322	1,906	4,098
Class B	45	93	33	111	323	511
Class C	39	60	158	939	313	552
Class I	—	—	10	509	4,677	6,453
Class T					29	64

	164	321	779	2,881	7,248	11,678

Shares issued-reinvested from distributions:
Class A	237	95	20	159	—	6
Class B	130	104	4	100	—	—
Class C	75	39	5	55	—	—
Class I	—	—	227	3,008	458	—
Class T					1	—

	442	238	256	3,322	459	6

Shares redeemed:
Class A	(464)	(712)	(594)	(784)	(5,556)	(9,119)
Class B	(324)	(893)	(112)	(168)	(969)	(3,011)
Class C	(168)	(289)	(279)	(235)	(1,503)	(2,172)
Class I	—	—	(6,891)	(465)	(8,375)	(7,429)
Class T					(415)	(787)

	(956)	(1,894)	(7,876)	(1,652)	(16,818)	(22,518)

Automatic conversions:
Class A	367	1,089	13	62	1,240	4,704
Class B	(369)	(1,096)	(13)	(62)	(1,328)	(5,003)

	(2)	(7)	—	—	(88)	(299)

Net increase (decrease) in shares outstanding:
Class A	220	640	17	759	(2,410)	(311)
Class B	(518)	(1,792)	(88)	(19)	(1,974)	(7,503)
Class C	(54)	(190)	(116)	759	(1,190)	(1,620)
Class I			(6,654)	3,052	(3,240)	(976)
Class T					(385)	(723)

	(352)	(1,342)	(6,841)	4,551	(9,199)	(11,133)

The notes to the financial statements are an integral part of this report.

			Transamerica Growth
	Transamerica Flexible Income		Opportunities		Transamerica High Yield Bond
	April 30, 2009		April 30, 2009		April 30, 2009
	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008
From operations:
Net investment income (loss)	$4,381	$19,949	$86	$(933)	$24,104	$37,005
Net realized loss(a)	(24,575)	(34,533)	(16,098)	(20,795)	(21,873)	(9,296)
Change in unrealized appreciation (depreciation)(b)	23,959	(26,098)	16,538	(114,155)	52,549	(173,227)

Net increase (decrease) in net assets resulting from operations	3,765	(40,682)	526	(135,883)	54,780	(145,518)

Distributions to shareholders:
From net investment income:
Class A	(439)	(849)	—	—	(1,523)	(2,500)
Class B	(225)	(600)	—	—	(458)	(1,008)
Class C	(171)	(386)	—	—	(339)	(574)
Class I	(3,818)	(18,830)	—	—	(22,744)	(31,427)

	(4,653)	(20,665)	—	—	(25,064)	(35,509)

Total distributions to shareholders	(4,653)	(20,665)	—	—	(25,064)	(35,509)

Capital share transactions:
Proceeds from shares sold:
Class A	3,540	3,320	1,734	3,902	17,134	10,846
Class B	1,841	1,949	822	2,025	1,354	1,083
Class C	2,122	2,580	585	1,293	5,794	736
Class I	10,717	28,018	2,369	1,984	3,697	241,102

	18,220	35,867	5,510	9,204	27,979	253,767

Dividends and distributions reinvested:
Class A	369	509	—	—	1,039	1,345
Class B	176	369	—	—	289	502
Class C	140	239	—	—	199	267
Class I	3,818	15,299	—	—	22,744	20,457

	4,503	16,416	—	—	24,271	22,571

Cost of shares redeemed:
Class A	(2,816)	(5,383)	(3,882)	(14,166)	(12,079)	(14,351)
Class B	(1,429)	(5,085)	(1,649)	(9,511)	(1,228)	(6,552)
Class C	(1,537)	(4,119)	(1,255)	(4,474)	(1,541)	(3,074)
Class I	(45,710)	(232,281)	(14)	(45,766)	(125,950)	(11,363)

	(51,492)	(246,868)	(6,800)	(73,917)	(140,798)	(35,340)

Redemption fee:
Class A	—	—	1	1	—	1

	—	—	1	1	—	1

Automatic conversions:
Class A	818	3,069	3,492	15,592	391	2,666
Class B	(818)	(3,069)	(3,492)	(15,592)	(391)	(2,666)

	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions	(28,769)	(194,585)	(1,289)	(64,712)	(88,548)	240,999

Net increase (decrease) in net assets	(29,657)	(255,932)	(763)	(200,595)	(58,832)	59,972

Net assets:
Beginning of period/year	$156,077	$412,009	$158,872	$359,467	$457,949	$397,977

End of period/year	$126,420	$156,077	$158,109	$158,872	$399,117	$457,949

Undistributed (accumulated) net investment income (loss)	$533	$805	$69	$(17)	$2,107	$3,067

The notes to the financial statements are an integral part of this report.

			Transamerica Growth
	Transamerica Flexible Income		Opportunities		Transamerica High Yield Bond
	April 30, 2009		April 30, 2009		April 30, 2009
	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008
Share activity:
Shares issued:
Class A	510	359	298	427	2,772	4,575
Class B	264	214	159	235	216	1,712
Class C	307	290	106	144	925	1,055
Class I	1,550	2,984	409	224	564	67,248

	2,631	3,847	972	1,030	4,477	74,590

Shares issued-reinvested from distributions:
Class A	53	83	—	—	172	223
Class B	25	56	—	—	48	78
Class C	20	38	—	—	33	41
Class I	547	2,167	—	—	3,775	3,829

	645	2,344	—	—	4,028	4,171

Shares redeemed:
Class A	(404)	(630)	(680)	(1,569)	(1,960)	(733)
Class B	(204)	(585)	(311)	(1,105)	(201)	(229)
Class C	(222)	(483)	(235)	(529)	(256)	(195)
Class I	(6,575)	(27,886)	(2)	(5,248)	(20,591)	(1,397)

	(7,405)	(29,584)	(1,228)	(8,451)	(23,008)	(2,554)

Automatic conversions:
Class A	116	351	589	1,695	64	37
Class B	(116)	(351)	(632)	(1,809)	(64)	(37)

	—	—	(43)	(114)	—	—

Net increase (decrease) in shares outstanding:
Class A	275	163	207	553	1,048	4,102
Class B	(31)	(666)	(784)	(2,679)	(1)	1,524
Class C	105	(155)	(129)	(385)	702	901
Class I	(4,478)	(22,735)	407	(5,024)	(16,252)	69,680

	(4,129)	(23,393)	(299)	(7,535)	(14,503)	76,207

The notes to the financial statements are an integral part of this report.

	Transamerica Legg Mason				Transamerica Science &
	Partners All Cap		Transamerica Money Market		Technology
	April 30, 2009		April 30, 2009		April 30, 2009
	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008
From operations:
Net investment income (loss)	$249	$532	$501	$4,673	$(107)	$(434)
Net realized loss(a)	(5,318)	(1,842)	—	—	(12,465)	(563)
Change in unrealized appreciation (depreciation)(b)	(1,683)	(48,557)	—	—	13,314	(48,013)

Net increase (decrease) in net assets resulting from operations	(6,752)	(49,867)	501	4,673	742	(49,010)

Distributions to shareholders:
From net investment income:
Class A	(415)	—	(300)	(2,745)	—	—
Class B	(96)	—	(30)	(473)	—	—
Class C	(84)	—	(42)	(539)	—	—
Class I	—	—	(129)	(927)	—	—

	(595)	—	(501)	(4,684)	—	—

From net realized gains:
Class A	—	(4,246)	—	—	—	(282)
Class B	—	(7,861)	—	—	—	(157)
Class C	—	(3,130)	—	—	—	(96)
Class I	—	—	—	—	—	(2,576)

	—	(15,237)	—	—	—	(3,111)

Total distributions to shareholders	(595)	(15,237)	(501)	(4,684)	—	(3,111)

Capital share transactions:
Proceeds from shares sold:
Class A	936	2,542	83,176	156,262	403	2,918
Class B	572	1,618	19,127	36,830	63	381
Class C	662	909	41,440	72,304	89	660
Class I	—	—	15,315	25,560	—	4,896

	2,170	5,069	159,058	290,956	555	8,855

Dividends and distributions reinvested:
Class A	401	4,108	256	2,215	—	268
Class B	87	7,238	29	376	—	149
Class C	75	2,816	41	404	—	78
Class I	—	—	93	811	—	2,576

	563	14,162	419	3,806	—	3,071

Cost of shares redeemed:
Class A	(3,900)	(15,837)	(72,269)	(115,331)	(671)	(3,212)
Class B	(4,000)	(23,998)	(11,872)	(16,870)	(204)	(821)
Class C	(2,218)	(10,843)	(32,019)	(32,353)	(237)	(625)
Class I	—	—	(6,123)	(31,716)	(1,169)	(1,428)

	(10,118)	(50,678)	(122,283)	(196,270)	(2,281)	(6,086)

Redemption fee:
	—	—	—	—	—	—

Automatic conversions:
Class A	3,893	8,181	2,233	3,549	285	186
Class B	(3,893)	(8,181)	(2,233)	(3,549)	(285)	(186)

	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions	(7,385)	(31,447)	37,194	98,492	(1,726)	5,840

Net increase (decrease) in net assets	(14,732)	(96,551)	37,194	98,481	(984)	(46,281)

Net assets:
Beginning of period/year	$77,223	$173,774	$271,884	$173,403	$53,511	$99,792

End of period/year	$62,491	$77,223	$309,078	$271,884	$52,527	$53,511

Undistributed (accumulated) net investment income (loss)	$179	$525	$83	$83	$(109)	$(2)

The notes to the financial statements are an integral part of this report.

	Transamerica Legg Mason				Transamerica Science &
	Partners All Cap		Transamerica Money Market		Technology
	April 30, 2009		April 30, 2009		April 30, 2009
	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008
Share activity:
Shares issued:
Class A	109	183	83,176	156,265	155	616
Class B	73	128	19,116	36,830	27	92
Class C	82	73	41,433	72,304	36	154
Class I	—	—	15,315	25,560	—	1,201

	264	384	159,040	290,959	218	2,063

Shares issued-reinvested from distributions:
Class A	44	271	256	2,215	—	53
Class B	10	513	40	376	—	31
Class C	9	199	48	404	—	16
Class I	—	—	93	811	—	501

	63	983	437	3,806	—	601

Shares redeemed:
Class A	(471)	(1,145)	(72,269)	(115,331)	(268)	(774)
Class B	(509)	(1,867)	(11,872)	(16,870)	(88)	(202)
Class C	(283)	(835)	(32,019)	(32,353)	(102)	(161)
Class I	—	—	(6,123)	(31,716)	(476)	(394)

	(1,263)	(3,847)	(122,283)	(196,270)	(934)	(1,531)

Automatic conversions:
Class A	454	595	2,233	3,549	110	47
Class B	(487)	(641)	(2,233)	(3,549)	(117)	(50)

	(33)	(46)	—	—	(7)	(3)

Net increase (decrease) in shares outstanding:
Class A	136	(96)	13,396	46,698	(3)	(58)
Class B	(913)	(1,867)	5,051	16,787	(178)	(129)
Class C	(192)	(563)	9,462	40,355	(66)	9
Class I			9,285	(5,345)	(476)	1,308

	(969)	(2,526)	37,194	98,495	(723)	1,130

The notes to the financial statements are an integral part of this report.

	Transamerica Short-Term Bond		Transamerica Small/Mid Cap Value		Transamerica Templeton Global
	April 30, 2009		April 30, 2009		April 30, 2009
	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008
From operations:
Net investment income	$12,206	$24,879	$735	$9,308	$480	$1,492
Net realized gain (loss)(a)	(4,299)	(10,141)	(135,265)	(98,519)	(13,430)	11,217
Change in unrealized appreciation (depreciation)(b)	23,985	(19,826)	101,060	(296,332)	8,999	(105,619)

Net increase (decrease) in net assets resulting from operations	31,892	(5,088)	(33,470)	(385,543)	(3,951)	(92,910)

Distributions to shareholders:
From net investment income:
Class A	(313)	(73)	(4,092)	(815)	(662)	(1,124)
Class B			(531)	—	—	(99)
Class C	(438)	(74)	(1,959)	(207)	—	(199)
Class I	(12,788)	(24,970)	(1,434)	(4,881)	—	—

	(13,539)	(25,117)	(8,016)	(5,903)	(662)	(2,122)

From net realized gains:
Class A	—	—	—	(12,319)	—	—
Class B			—	(5,719)	—	—
Class C	—	—	—	(7,564)	—	—
Class I	—	—	—	(50,781)	—	—

	—	—	—	(76,383)	—	—

Total distributions to shareholders	(13,539)	(25,117)	(8,016)	(82,286)	(662)	(2,122)

Capital share transactions:
Proceeds from shares sold:
Class A	39,178	6,797	28,871	376,986	712	4,616
Class B			2,365	18,229	426	1,618
Class C	47,267	8,910	8,157	111,684	303	900
Class I	183,987	34,605	25,014	40,971	—	—

	270,432	50,312	64,407	547,870	1,441	7,134

Dividends and distributions reinvested:
Class A	236	27	3,256	10,992	644	1,085
Class B			458	5,175	—	94
Class C	281	29	1,538	6,054	—	189
Class I	12,788	19,101	1,434	55,662	—	—

	13,305	19,157	6,686	77,883	644	2,068

Cost of shares redeemed:
Class A	(4,396)	(923)	(80,103)	(137,493)	(6,327)	(21,738)
Class B			(3,539)	(10,337)	(1,080)	(8,972)
Class C	(2,755)	(1,386)	(16,095)	(21,818)	(1,554)	(5,417)
Class I	(84,062)	(95,587)	(200,957)	(148,685)	—	—

	(91,213)	(97,896)	(300,694)	(318,333)	(8,961)	(74,197)

Redemption fee:
Class A	1	2	6	2	—	—

	1	2	6	2	—	—

Automatic conversions:
Class A	—	—	891	7,300	1,377	30,467
Class B			(891)	(7,300)	(1,377)	(30,467)

	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital shares transactions	192,525	(28,425)	(229,595)	307,422	(6,876)	(64,995)

Net increase (decrease) in net assets	210,878	(58,630)	(271,081)	(160,407)	(11,489)	(160,027)

Net assets:
Beginning of period/year	$505,259	$563,889	$541,006	$701,413	$98,753	$258,780

End of period/year	$716,137	$505,259	$269,925	$541,006	$87,264	$98,753

Undistributed net investment income (loss)	$—	$1,333	$570	$7,851	$239	$427

The notes to the financial statements are an integral part of this report.

	Transamerica Short-Term Bond		Transamerica Small/Mid Cap Value		Transamerica Templeton Global
	April 30, 2009		April 30, 2009		April 30, 2009
	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008	(unaudited)	October 31, 2008
Share activity:
Shares issued:
Class A	4,063	689	2,610	20,500	40	148
Class B			223	1,013	26	61
Class C	4,926	908	771	6,200	18	32
Class I	19,480	2,942	2,159	3,081	—	—

	28,469	4,539	5,763	30,794	84	241

Shares issued-reinvested from distributions:
Class A	25	6	287	553	34	35
Class B			42	270	—	3
Class C	29	6	142	318	—	6
Class I	1,368	2,571	126	2,787	—	—

	1,422	2,583	597	3,928	34	64

Shares redeemed:
Class A	(464)	(95)	(7,464)	(9,819)	(363)	(749)
Class B			(349)	(609)	(66)	(315)
Class C	(288)	(143)	(1,597)	(1,406)	(96)	(198)
Class I	(9,001)	(9,914)	(18,266)	(9,530)	—	—

	(9,753)	(10,152)	(27,676)	(21,364)	(525)	(2,522)

Automatic conversions:
Class A	—	—	80	385	76	1,006
Class B			(83)	(400)	(81)	(1,071)

	—	—	(3)	(15)	(5)	(65)

Net increase (decrease) in shares outstanding:
Class A	3,624	600	(4,487)	11,619	(213)	440
Class B			(167)	274	(121)	(1,322)
Class C	4,667	771	(684)	5,112	(78)	(160)
Class I	11,847	(4,401)	(15,981)	(3,662)

	20,138	(3,030)	(21,319)	13,343	(412)	(2,282)

The notes to the financial statements are an integral part of this report.

	Transamerica Value Balanced
	April 30, 2009
	(unaudited)	October 31, 2008
From operations:
Net investment income	$393	$1,068
Net realized loss(a)	(3,121)	(3,730)
Change in unrealized appreciation (depreciation) (b)	1,323	(14,696)

Net decrease in net assets resulting from operations	(1,405)	(17,358)

Distributions to shareholders:
From net investment income:
Class A	(226)	(692)
Class B	(52)	(196)
Class C	(52)	(172)

	(330)	(1,060)

From net realized gains:
Class A	—	(1,609)
Class B	—	(830)
Class C	—	(566)

	—	(3,005)

Total distributions to shareholders	(330)	(4,065)

Capital share transactions:
Proceeds from shares sold:
Class A	747	1,496
Class B	188	511
Class C	462	374

	1,397	2,381

Dividends and distributions reinvested:
Class A	214	2,069
Class B	48	909
Class C	48	669

	310	3,647

Cost of shares redeemed:
Class A	(3,211)	(8,353)
Class B	(974)	(4,161)
Class C	(1,228)	(2,846)

	(5,413)	(15,360)

Redemption fee:
Class B	—	1

	—	1

Automatic conversions:
Class A	711	3,193
Class B	(711)	(3,193)

	—	—

Net decrease in net assets resulting from capital shares transactions	(3,706)	(9,331)

Net decrease in net assets	(5,441)	(30,754)

Net assets:
Beginning of period/year	$30,913	$61,667

End of period/year	$25,472	$30,913

Undistributed net investment income (loss)	$412	$349

The notes to the financial statements are an integral part of this report.

	Transamerica Value Balanced
	April 30, 2009
	(unaudited)	October 31, 2008
Share activity:
Shares issued:
Class A	89	112
Class B	23	39
Class C	55	29

	167	180

Shares issued-reinvested from distributions:
Class A	27	176
Class B	6	74
Class C	7	56

	40	306

Shares redeemed:
Class A	(393)	(713)
Class B	(119)	(351)
Class C	(149)	(243)

	(661)	(1,307)

Automatic conversions:
Class A	86	261
Class B	(86)	(262)

	—	(1)

Net increase (decrease) in shares outstanding:
Class A	(191)	(164)
Class B	(176)	(500)
Class C	(87)	(158)

	(454)	(822)

(a)	Net realized gain (loss) includes Investment Securities, Futures Contracts, Written Options and Swaptions, Securities Sold Short, Swaps and Foreign Currency Transactions.

(b)	Change in unrealized appreciation (depreciation) includes Investment Securities, Futures Contracts, Written Options and Swaptions, Securities Sold Short, Swaps and Foreign Currency Translation.
The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS
For the period or years ended:
For a share outstanding throughout each period

	Transamerica Balanced
	Class A
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$16.44		$25.70	$22.05	$19.90	$18.53	$17.43

Investment operations
Net investment income(a)	0.16		0.28	0.17	0.12	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.31		(8.64)	3.62	2.12	1.41	1.08

Total from investment operations	0.47		(8.36)	3.79	2.24	1.56	1.22

Distributions
Net investment income	(0.17)		(0.24)	(0.14)	(0.09)	(0.19)	(0.12)
Net realized gains on investments	(1.03)		(0.66)	—	—	—	—

Total distributions	(1.20)		(0.90)	(0.14)	(0.09)	(0.19)	(0.12)

Net asset value
End of period/year	$15.71		$16.44	$25.70	$22.05	$19.90	$18.53

Total return(b)	3.37	%(c)	(33.55)%	17.28%	11.27%	8.41%	7.03%

Net assets end of period/year	$51,144		$49,917	$61,565	$55,547	$62,440	$72,997

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.72	%(d)	1.52%	1.56%	1.58%	1.59%	1.70%
Before reimbursement/fee waiver	1.72	%(d)	1.52%	1.56%	1.58%	1.59%	1.70%
Net investment income, to average net assets (e)	2.11	%(d)	1.27%	0.73%	0.57%	0.75%	0.76%
Portfolio turnover rate	63	%(c)	52%	52%	51%	27%	107%
For a share outstanding throughout each period

	Transamerica Balanced
	Class B
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$16.37		$25.58	$21.98	$19.88	$18.47	$17.39

Investment operations
Net investment income(a)	0.10		0.13	0.04	— (f)	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.30		(8.58)	3.60	2.12	1.40	1.08

Total from investment operations	0.40		(8.45)	3.64	2.12	1.44	1.12

Distributions
Net investment income	(0.11)		(0.10)	(0.04)	(0.02)	(0.03)	(0.04)
Net realized gains on investments	(1.03)		(0.66)	—	—	—	—

Total distributions	(1.14)		(0.76)	(0.04)	(0.02)	(0.03)	(0.04)

Net asset value
End of period/year	$15.63		$16.37	$25.58	$21.98	$19.88	$18.47

Total return(b)	2.92	%(c)	(33.95)%	16.57%	10.65%	7.80%	6.44%

Net assets end of period/year	$22,921		$32,469	$96,573	$118,286	$142,479	$170,630

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.45	%(d)	2.15%	2.14%	2.15%	2.14%	2.26%
Before reimbursement/fee waiver	2.50	%(d)	2.15%	2.14%	2.15%	2.14%	2.26%
Net investment income, to average net assets (e)	1.39	%(d)	0.59%	0.15%	0.01%	0.20%	0.19%
Portfolio turnover rate	63	%(c)	52%	52%	51%	27%	107%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Balanced
	Class C
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$16.30		$25.50	$21.91	$19.82	$18.45	$17.39

Investment operations
Net investment income (loss)(a)	0.11		0.15	0.04	0.01	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	0.32		(8.56)	3.59	2.10	1.41	1.11

Total from investment operations	0.43		(8.41)	3.63	2.11	1.45	1.10

Distributions
Net investment income	(0.13)		(0.13)	(0.04)	(0.02)	(0.08)	(0.04)
Net realized gains on investments	(1.03)		(0.66)	—	—	—	—

Total distributions	(1.16)		(0.79)	(0.04)	(0.02)	(0.08)	(0.04)

Net asset value
End of period/year	$15.57		$16.30	$25.50	$21.91	$19.82	$18.45

Total return(b)	3.09	%(c)	(33.92)%	16.61%	10.64%	7.85%	6.33%

Net assets end of period/year	$16,077		$17,719	$32,569	$36,750	$43,276	$53,990

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.28	%(d)	2.08%	2.11%	2.12%	2.13%	2.28%
Before reimbursement/fee waiver	2.28	%(d)	2.08%	2.11%	2.12%	2.13%	2.28%
Net investment income (loss), to average net assets(e)	1.55	%(d)	0.69%	0.18%	0.03%	0.21%	(0.08)%
Portfolio turnover rate	63	%(c)	52%	52%	51%	27%	107%
For a share outstanding throughout each period

	Transamerica Convertible Securities
	Class A
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.18		$15.30	$12.76	$11.56	$11.00	$11.32

Investment operations
Net investment income(a)	0.11		0.13	0.10	0.07	0.20	0.21
Net realized and unrealized gain (loss) on investments	0.03		(4.92)	3.22	1.33	0.81	0.56

Total from investment operations	0.14		(4.79)	3.32	1.40	1.01	0.77

Distributions
Net investment income	(0.12)		(0.10)	(0.11)	(0.07)	(0.20)	(0.22)
Net realized gains on investments	—		(3.23)	(0.67)	(0.13)	(0.25)	(0.87)

Total distributions	(0.12)		(3.33)	(0.78)	(0.20)	(0.45)	(1.09)

Net asset value
End of period/year	$7.20		$7.18	$15.30	$12.76	$11.56	$11.00

Total return(b)	2.05	%(c)	(38.92)%	27.41%	12.15%	9.24%	7.06%

Net assets end of period/year	$10,890		$10,748	$11,276	$6,350	$209,374	$188,049

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.48	%(d)	1.33%	1.33%	1.25%	1.17%	1.20%
Before reimbursement/fee waiver	1.48	%(d)	1.33%	1.33%	1.25%	1.17%	1.20%
Net investment income, to average net assets (e)	3.13	%(d)	1.23%	0.75%	0.59%	1.74%	1.83%
Portfolio turnover rate	87	%(c)	91%	92%	69%	87%	157%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Convertible Securities
	Class B
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.13		$15.22	$12.71	$11.54	$11.00	$11.31

Investment operations
Net investment income(a)	0.08		0.04	0.01	— (f)	0.09	0.14
Net realized and unrealized gain (loss) on investments	0.03		(4.87)	3.21	1.32	0.80	0.57

Total from investment operations	0.11		(4.83)	3.22	1.32	0.89	0.71

Distributions
Net investment income	(0.10)		(0.03)	(0.04)	(0.02)	(0.10)	(0.15)
Net realized gains on investments	—		(3.23)	(0.67)	(0.13)	(0.25)	(0.87)

Total distributions	(0.10)		(3.26)	(0.71)	(0.15)	(0.35)	(1.02)

Net asset value
End of period/year	$7.14		$7.13	$15.22	$12.71	$11.54	$11.00

Total return(b)	1.57	%(c)	(39.32)%	26.54%	11.47%	8.09%	6.52%

Net assets end of period/year	$2,297		$2,920	$6,533	$6,651	$6,656	$6,379

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.23	%(d)	2.02%	1.99%	1.99%	2.15%	1.79%
Before reimbursement/fee waiver	2.23	%(d)	2.02%	1.99%	1.99%	2.15%	1.79%
Net investment income, to average net assets(e)	2.25	%(d)	0.40%	0.10%	—%	0.76%	1.24%
Portfolio turnover rate	87	%(c)	91%	92%	69%	87%	157%
For a share outstanding throughout each period

	Transamerica Convertible Securities
	Class C
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.10		$15.17	$12.66	$11.50	$10.97	$11.31

Investment operations
Net investment income(a)	0.08		0.07	0.02	— (f)	0.08	0.11
Net realized and unrealized gain (loss) on investments	0.03		(4.87)	3.20	1.31	0.82	0.57

Total from investment operations	0.11		(4.80)	3.22	1.31	0.90	0.68

Distributions
Net investment income	(0.10)		(0.04)	(0.04)	(0.02)	(0.12)	(0.15)
Net realized gains on investments	—		(3.23)	(0.67)	(0.13)	(0.25)	(0.87)

Total distributions	(0.10)		(3.27)	(0.71)	(0.15)	(0.37)	(1.02)

Net asset value
End of period/year	$7.11		$7.10	$15.17	$12.66	$11.50	$10.97

Total return(b)	1.66	%(c)	(39.24)%	26.69%	11.44%	8.17%	6.33%

Net assets end of period/year	$6,255		$7,070	$3,598	$3,551	$4,465	$5,204

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.04	%(d)	1.94%	1.94%	1.94%	2.16%	2.05%
Before reimbursement/fee waiver	2.04	%(d)	1.94%	1.94%	1.94%	2.16%	2.05%
Net investment income, to average net assets(e)	2.52	%(d)	0.72%	0.15%	0.02%	0.73%	0.98%
Portfolio turnover rate	87	%(c)	91%	92%	69%	87%	157%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Convertible Securities
	Class I
	April 30, 2009		October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006(g)
Net asset value
Beginning of period/year	$7.19		$15.31	$12.76	$11.71

Investment operations
Net investment income(a)	0.12		0.18	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.03		(4.92)	3.23	1.17

Total from investment operations	0.15		(4.74)	3.39	1.31

Distributions
Net investment income	(0.14)		(0.15)	(0.17)	(0.13)
Net realized gains on investments	—		(3.23)	(0.67)	(0.13)

Total distributions	(0.14)		(3.38)	(0.84)	(0.26)

Net asset value
End of period/year	$7.20		$7.19	$15.31	11.26	%(c)

Total return(b)	2.22	%(c)	(38.58)%	28.10%	$12.76

Net assets end of period/year	$43,958		$91,679	$148,562	$256,474

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.87	%(d)	0.84%	0.82%	0.82	%(d)
Before reimbursement/fee waiver	0.87	%(d)	0.84%	0.82%	0.82	%(d)
Net investment income, to average net assets(e)	3.44	%(d)	1.65%	1.24%	1.20	%(d)
Portfolio turnover rate	87	%(c)	91%	92%	69	%(c)
For a share outstanding throughout each period

	Transamerica Equity
	Class A
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.85		$12.07	$9.83	$8.87	$7.44	$6.86

Investment operations
Net investment income (loss)(a)	0.02		(0.01)	(0.05)	(0.07)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.33)		(5.21)	2.29	1.11	1.58	0.65

Total from investment operations	(0.31)		(5.22)	2.24	1.04	1.56	0.58

Distributions
Net realized gains on investments	—		—	—	(0.08)	(0.13)	—

Total distributions	—		—	—	(0.08)	(0.13)	—

Net asset value
End of period/year	$6.54		$6.85	$12.07	$9.83	$8.87	$7.44

Total return(b)	(4.53	)%(c)	(43.25)%	22.79%	11.71%	21.16%	8.45%

Net assets end of period/year	$270,559		$300,140	$532,251	$500,483	$301,635	$176,851

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.52	%(d)	1.39%	1.40%	1.51%	1.36%	1.50%
Before reimbursement/fee waiver	1.66	%(d)	1.39%	1.40%	1.51%	1.36%	1.50%
Net investment income (loss), to average net assets(e)	0.51	%(d)	(0.07)%	(0.48)%	(0.70)%	(0.27)%	(0.90)%
Portfolio turnover rate	23	%(c)	33%	62%	19%	39%	97%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Equity
	Class B
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.42		$11.39	$9.35	$8.49	$7.19	$6.68

Investment operations
Net investment loss(a)	—	(f)	(0.08)	(0.12)	(0.12)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.32)		(4.89)	2.16	1.06	1.51	0.62

Total from investment operations	(0.32)		(4.97)	2.04	0.94	1.43	0.51

Distributions
Net realized gains on investments	—		—	—	(0.08)	(0.13)	—

Total distributions	—		—	—	(0.08)	(0.13)	—

Net asset value
End of period/year	$6.10		$6.42	$11.39	$9.35	$8.49	$7.19

Total return(b)	(4.98	)%(c)	(43.63)%	21.82%	11.06%	20.03%	7.68%

Net assets end of period/year	$44,507		$59,479	$191,007	$222,144	$49,865	$47,928

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.17	%(d)	2.17%	2.17%	2.17%	2.18%	2.20%
Before reimbursement/fee waiver	2.64	%(d)	2.21%	2.21%	2.34%	2.61%	2.72%
Net investment loss, to average net assets(e)	(0.12	)%(d)	(0.87)%	(1.25)%	(1.34)%	(0.99)%	(1.62)%
Portfolio turnover rate	23	%(c)	33%	62%	19%	39%	97%
For a share outstanding throughout each period

	Transamerica Equity
	Class C
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.44		$11.42	$9.37	$8.50	$7.20	$6.68
Investment operations
Net investment loss(a)	—	(f)	(0.07)	(0.11)	(0.12)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.31)		(4.91)	2.16	1.07	1.51	0.63

Total from investment operations	(0.31)		(4.98)	2.05	0.95	1.43	0.52

Distributions
Net realized gains on investments	—		—	—	(0.08)	(0.13)	—

Total distributions	—		—	—	(0.08)	(0.13)	—

Net asset value
End of period/year	$6.13		$6.44	$11.42	$9.37	$8.50	$7.20

Total return(b)	(4.81	)%(c)	(43.61)%	21.88%	11.16%	20.05%	7.78%

Net assets end of period/year	$37,088		$46,676	$101,226	$97,047	$23,656	$21,808

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.17	%(d)	2.04%	2.07%	2.10%	2.18%	2.20%
Before reimbursement/fee waiver	2.35	%(d)	2.04%	2.07%	2.10%	2.31%	2.55%
Net investment loss, to average net assets(e)	(0.13	)%(d)	(0.72)%	(1.15)%	(1.27)%	(1.00)%	(1.63)%
Portfolio turnover rate	23	%(c)	33%	62%	19%	39%	97%
     The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Equity
	Class I
	April 30, 2009		October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006(g)
Net asset value
Beginning of period/year	$6.99		$12.23	$9.90	$9.17

Investment operations
Net investment income(a)	0.04		0.06	0.01	—	(f)
Net realized and unrealized gain (loss) on investments	(0.34)		(5.30)	2.32	0.81

Total from investment operations	(0.30)		(5.24)	2.33	0.81

Distributions
Net investment income	(0.04)		—	—	—
Net realized gains on investments	—		—	—	(0.08)

Total distributions	(0.04)		—	—	(0.08)

Net asset value
End of period/year	$6.65		$6.99	$12.23	$9.90

Total return(b)	(4.25	)%(c)	(42.85)%	23.54%	8.83	%(c)

Net assets end of period/year	$454,741		$500,722	$888,019	$714,803

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.80	%(d)	0.75%	0.78%	0.81	%(d)
Before reimbursement/fee waiver	0.80	%(d)	0.75%	0.78%	0.81	%(d)
Net investment income, to average net assets(e)	1.23	%(d)	0.55%	0.13%	0.02	%(d)
Portfolio turnover rate	23	%(c)	33%	62%	19	%(c)
For a share outstanding throughout each period

	Transamerica Equity
	Class T
	April 30, 2009		October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006(h)
Net asset value
Beginning of period/year	$19.14		$33.53	$27.18	$27.10

Investment operations
Net investment income(a)	0.08		0.12	—	—	(f)
Net realized and unrealized gain (loss) on investments	(0.92)		(14.51)	6.35	0.08

Total from investment operations	(0.84)		(14.39)	6.35	0.08

Distributions
Net investment income	—	(f)	—	—	—

Total distributions	—	(f)	—	—	—

Net asset value
End of period/year	$18.30		$19.14	$33.53	$27.18

Total return(b)	(4.38	)%(c)	(42.92)%	23.36%	0.30	%(c)

Net assets end of period/year	$79,859		$90,881	$183,495	$195,420

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.02	%(d)	0.89%	0.91%	0.84	%(d)
Before reimbursement/fee waiver	1.02	%(d)	0.89%	0.91%	0.84	%(d)
Net investment income (loss), to average net assets(e)	1.01	%(d)	0.42%	0.01%	(0.21	)%(d)
Portfolio turnover rate	23	%(c)	33%	62%	19	%(c)
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Flexible Income
	Class A
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.22		$9.14	$9.38	$9.31	$9.68	$10.21

Investment operations
Net investment income(a)	0.22		0.44	0.48	0.43	0.37	0.38
Net realized and unrealized gain (loss) on investments	0.02		(1.89)	(0.25)	0.05	(0.32)	0.14

Total from investment operations	0.24		(1.45)	0.23	0.48	0.05	0.52

Distributions
Net investment income	(0.22)		(0.47)	(0.47)	(0.41)	(0.38)	(0.38)
Net realized gains on investments	—		—	—	—	—	(0.63)
Return of capital	—		—	—	—	(0.04)	(0.04)

Total distributions	(0.22)		(0.47)	(0.47)	(0.41)	(0.42)	(1.05)

Net asset value
End of period/year	$7.24		$7.22	$9.14	$9.38	$9.31	$9.68

Total return(b)	3.52	%(c)	(16.57)%	2.42%	5.34%	0.47%	5.72%

Net assets end of period/year	$15,386		$13,360	$15,409	$17,005	$140,203	$80,201

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.49	%(d)	1.39%	1.40%	1.47%	1.25%	1.43%
Before reimbursement/fee waiver	1.49	%(d)	1.39%	1.40%	1.47%	1.25%	1.43%
Net investment income, to average net assets (e)	6.13	%(d)	5.12%	5.12%	4.64%	3.85%	3.89%
Portfolio turnover rate	90	%(c)	98%	108%	110%	58%	169%
For a share outstanding throughout each period

	Transamerica Flexible Income
	Class B
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.23		$9.14	$9.39	$9.32	$9.68	$10.20

Investment operations
Net investment income(a)	0.19		0.38	0.42	0.38	0.29	0.32
Net realized and unrealized gain (loss) on investments	0.03		(1.88)	(0.26)	0.06	(0.32)	0.15

Total from investment operations	0.22		(1.50)	0.16	0.44	(0.03)	0.47

Distributions
Net investment income	(0.20)		(0.41)	(0.41)	(0.37)	(0.29)	(0.32)
Net realized gains on investments	—		—	—	—	—	(0.63)
Return of capital	—		—	—	—	(0.04)	(0.04)

Total distributions	(0.20)		(0.41)	(0.41)	(0.37)	(0.33)	(0.99)

Net asset value
End of period/year	$7.25		$7.23	$9.14	$9.39	$9.32	$9.68

Total return(b)	3.15	%(c)	(17.03)%	1.66%	4.81%	(0.36)%	5.13%

Net assets end of period/year	$8,431		$8,628	$17,007	$23,501	$32,560	$45,338

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.21	%(d)	2.05%	2.04%	2.08%	2.08%	2.03%
Before reimbursement/fee waiver	2.21	%(d)	2.05%	2.04%	2.08%	2.08%	2.03%
Net investment income, to average net assets (e)	5.39	%(d)	4.42%	4.48%	4.08%	3.02%	3.25%
Portfolio turnover rate	90	%(c)	98%	108%	110%	58%	169%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Flexible Income
	Class C
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$7.21		$9.12	$9.36	$9.30	$9.67	$10.20

Investment operations
Net investment income(a)	0.19		0.39	0.42	0.39	0.29	0.33
Net realized and unrealized gain (loss) on investments	0.02		(1.88)	(0.25)	0.04	(0.33)	0.13

Total from investment operations	0.21		(1.49)	0.17	0.43	(0.04)	0.46

Distributions
Net investment income	(0.20)		(0.42)	(0.41)	(0.37)	(0.29)	(0.32)
Net realized gains on investments	—		—	—	—	—	(0.63)
Return of capital	—		—	—	—	(0.04)	(0.04)

Total distributions	(0.20)		(0.42)	(0.41)	(0.37)	(0.33)	(0.99)

Net asset value
End of period/year	$7.22		$7.21	$9.12	$9.36	$9.30	$9.67

Total return(b)	3.10	%(c)	(16.98)%	1.81%	4.74%	(0.40)%	5.02%

Net assets end of period/year	$6,752		$5,981	$8,982	$12,519	$13,439	$19,675

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.10	%(d)	1.97%	2.00%	2.07%	2.11%	2.10%
Before reimbursement/fee waiver	2.10	%(d)	1.97%	2.00%	2.07%	2.11%	2.10%
Net investment income, to average net assets (e)	5.52	%(d)	4.52%	4.51%	4.15%	2.99%	3.37%
Portfolio turnover rate	90	%(c)	98%	108%	110%	58%	169%
For a share outstanding throughout each period

	Transamerica Flexible Income
	Class I
	April 30, 2009		October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005(i)
Net asset value
Beginning of period/year	$7.25		$9.17	$9.42	$9.35	$9.68

Investment operations
Net investment income(a)	0.23		0.50	0.53	0.50	0.40
Net realized and unrealized gain (loss) on investments	0.04		(1.90)	(0.26)	0.05	(0.32)

Total from investment operations	0.27		(1.40)	0.27	0.55	0.08

Distributions
Net investment income	(0.25)		(0.52)	(0.52)	(0.48)	(0.37)
Net realized gains on investments	—		—	—	—	(0.04)

Total distributions	(0.25)		(0.52)	(0.52)	(0.48)	(0.41)

Net asset value
End of period/year	$7.27		$7.25	$9.17	$9.42	$9.35

Total return(b)	3.89	%(c)	(16.02)%	2.93%	6.04%	0.85	%(c)

Net assets end of period/year	$95,851		$128,108	$370,611	$221,116	$110,709

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.85	%(d)	0.77%	0.80%	0.86%	0.85	%(d)
Before reimbursement/fee waiver	0.85	%(d)	0.77%	0.80%	0.86%	0.85	%(d)
Net investment income, to average net assets (e)	6.73	%(d)	5.67%	5.71%	5.35%	4.25	%(d)
Portfolio turnover rate	90	%(c)	98%	108%	110%	58	%(c)
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Growth Opportunities
	Class A
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.57		$11.40	$8.36	$7.85	$6.61	$5.95

Investment operations
Net investment loss(a)	(0.01)		(0.06)	(0.09)	(0.07)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.03		(4.77)	3.13	0.58	1.26	0.69

Total from investment operations	0.02		(4.83)	3.04	0.51	1.24	0.66

Net asset value
End of period/year	$6.59		$6.57	$11.40	$8.36	$7.85	$6.61

Total return(b)	0.30	%(c)	(42.37)%	36.20%	6.62%	18.76%	11.09%

Net assets end of period/year	$42,495		$41,005	$64,825	$56,588	$256,559	$230,633

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.75	%(d)	1.75%	1.75%	1.72%	1.41%	1.43%
Before reimbursement/fee waiver	2.27	%(d)	1.81%	1.77%	1.72%	1.41%	1.43%
Net investment loss, to average net assets (e)	(0.23	)%(d)	(0.69)%	(1.00)%	(0.89)%	(0.30)%	(0.47)%
Portfolio turnover rate	34	%(c)	45%	85%	59%	34%	43%
For a share outstanding throughout each period

	Transamerica Growth Opportunities
	Class B
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.13		$10.72	$7.92	$7.48	$6.37	$5.79

Investment operations
Net investment loss(a)	(0.02)		(0.12)	(0.14)	(0.13)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	0.02		(4.47)	2.94	0.57	1.20	0.67

Total from investment operations	—		(4.59)	2.80	0.44	1.11	0.58

Net asset value
End of period/year	$6.13		$6.13	$10.72	$7.92	$7.48	$6.37

Total return(b)	—	%(c)	(42.82)%	35.35%	5.88%	17.43%	10.02%

Net assets end of period/year	$16,006		$20,823	$65,123	$66,098	$74,589	$77,869

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.40	%(d)	2.40%	2.40%	2.40%	2.40%	2.40%
Before reimbursement/fee waiver	2.99	%(d)	2.46%	2.45%	2.46%	2.61%	2.64%
Net investment loss, to average net assets (e)	(0.83	)%(d)	(1.39)%	(1.66)%	(1.57)%	(1.29)%	(1.44)%
Portfolio turnover rate	34	%(c)	45%	85%	59%	34%	43%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Growth Opportunities
	Class C
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.16		$10.74	$7.94	$7.49	$6.38	$5.79

Investment operations
Net investment loss(a)	(0.02)		(0.11)	(0.14)	(0.12)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	0.02		(4.47)	2.94	0.57	1.20	0.69

Total from investment operations	—		(4.58)	2.80	0.45	1.11	0.59

Net asset value
End of period/year	$6.16		$6.16	$10.74	$7.94	$7.49	$6.38

Total return(b)	—	%(c),	(42.64)%	35.26%	6.01%	17.40%	10.19%

Net assets end of period/year	$9,820		$10,619	$22,656	$21,688	$25,432	$28,103

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.40	%(d)	2.34%	2.36%	2.38%	2.40%	2.40%
Before reimbursement/fee waiver	2.72	%(d)	2.34%	2.36%	2.38%	2.54%	2.65%
Net investment loss, to average net assets (e)	(0.86	)%(d)	(1.29)%	(1.61)%	(1.54)%	(1.29)%	(1.58)%
Portfolio turnover rate	34	%(c)	45%	85%	59%	34%	43%
For a share outstanding throughout each period

	Transamerica Growth Opportunities
	Class I
	April 30, 2009		October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006(g)
Net asset value
Beginning of period/year	$6.74		$11.59	$8.43	$7.99

Investment operations
Net investment income (loss)(a)	0.02		0.01	(0.01)	—	(f)
Net realized and unrealized gain (loss) on investments	0.02		(4.86)	3.17	0.44

Total from investment operations	0.04		(4.85)	3.16	0.44

Net asset value
End of period/year	$6.78		$6.74	$11.59	$8.43

Total return(b)	0.59	%(c)	(41.85)%	37.49%	5.51	%(c)

Net assets end of period/year	$89,788		$86,425	$206,863	$214,775

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.91	%(d)	0.86%	0.88%	0.88	%(d)
Before reimbursement/fee waiver	0.91	%(d)	0.86%	0.88%	0.88	%(d)
Net investment income (loss), to average net assets(e)	0.61	%(d)	0.15%	(0.15)%	(0.06	)%(d)
Portfolio turnover rate	34	%(c)	45%	85%	59	%(c)
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica High Yield Bond
	Class A
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.31		$9.12	$9.19	$8.97	$9.37	$9.08

Investment operations
Net investment income(a)	0.34		0.64	0.60	0.61	0.56	0.52
Net realized and unrealized gain (loss) on investments	0.60		(2.83)	(0.07)	0.19	(0.37)	0.29

Total from investment operations	0.94		(2.19)	0.53	0.80	0.19	0.81

Distributions
Net investment income	(0.35)		(0.62)	(0.60)	(0.58)	(0.59)	(0.52)

Total distributions	(0.35)		(0.62)	(0.60)	(0.58)	(0.59)	(0.52)

Net asset value
End of period/year	$6.90		$6.31	$9.12	$9.19	$8.97	$9.37

Total return(b)	15.83	%(c)	(25.46)%	5.90%	9.27%	2.06%	9.23%

Net assets end of period/year	$33,996		$24,506	$35,147	$43,514	$336,340	$309,223

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.20	%(d)	1.16%	1.15%	1.16%	1.05%	1.08%
Before reimbursement/fee waiver	1.20	%(d)	1.16%	1.15%	1.16%	1.05%	1.08%
Net investment income, to average net assets(e)	10.79	%(d)	7.65%	6.45%	6.77%	6.04%	5.67%
Portfolio turnover rate	18	%(c)	38%	80%	73%	71%	49%
For a share outstanding throughout each period

	Transamerica High Yield Bond
	Class B
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.30		$9.11	$9.18	$8.97	$9.37	$9.08

Investment operations
Net investment income(a)	0.31		0.58	0.53	0.55	0.48	0.46
Net realized and unrealized gain (loss) on investments	0.61		(2.83)	(0.06)	0.19	(0.37)	0.29

Total from investment operations	0.92		(2.25)	0.47	0.74	0.11	0.75

Distributions
Net investment income	(0.32)		(0.56)	(0.54)	(0.53)	(0.51)	(0.46)

Total distributions	(0.32)		(0.56)	(0.54)	(0.53)	(0.51)	(0.46)

Net asset value
End of period/year	$6.90		$6.30	$9.11	$9.18	$8.97	$9.37

Total return(b)	15.56	%(c)	(26.04)%	5.19%	8.53%	1.21%	8.52%

Net assets end of period/year	$9,921		$9,091	$21,370	$27,753	$37,006	$49,422

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.96	%(d)	1.85%	1.83%	1.83%	1.85%	1.72%
Before reimbursement/fee waiver	1.96	%(d)	1.85%	1.83%	1.83%	1.85%	1.72%
Net investment income, to average net assets(e)	10.07	%(d)	6.83%	5.77%	6.12%	5.18%	5.05%
Portfolio turnover rate	18	%(c)	38%	80%	73%	71%	49%
     The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica High Yield Bond
	Class C
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$6.30		$9.10	$9.17	$8.96	$9.36	$9.08

Investment operations
Net investment income(a)	0.31		0.58	0.53	0.55	0.47	0.46
Net realized and unrealized gain (loss) on investments	0.60		(2.82)	(0.06)	0.19	(0.36)	0.28

Total from investment operations	0.91		(2.24)	0.47	0.74	0.11	0.74

Distributions
Net investment income	(0.33)		(0.56)	(0.54)	(0.53)	(0.51)	(0.46)

Total distributions	(0.33)		(0.56)	(0.54)	(0.53)	(0.51)	(0.46)

Net asset value
End of period/year	$6.88		$6.30	$9.10	$9.17	$8.96	$9.36

Total return(b)	15.52	%(c)	(25.89)%	5.21%	8.54%	1.21%	8.41%

Net assets end of period/year	$10,753		$5,429	$10,160	$11,317	$15,880	$25,379

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.84	%(d)	1.80%	1.83%	1.83%	1.88%	1.78%
Before reimbursement/fee waiver	1.84	%(d)	1.80%	1.83%	1.83%	1.88%	1.78%
Net investment income, to average net assets(e)	10.03	%(d)	6.93%	5.77%	6.12%	5.11%	4.95%
Portfolio turnover rate	18	%(c)	38%	80%	73%	71%	49%
For a share outstanding throughout each period

	Transamerica High Yield Bond
	Class I
	April 30, 2009		October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005(i)
Net asset value
Beginning of period/year	$6.35		$9.17	$9.24	$9.02	$9.39

Investment operations
Net investment income(a)	0.35		0.69	0.65	0.67	0.59
Net realized and unrealized gain (loss) on investments	0.62		(2.85)	(0.07)	0.18	(0.37)

Total from investment operations	0.97		(2.16)	0.58	0.85	0.22

Distributions
Net investment income	(0.37)		(0.66)	(0.65)	(0.63)	(0.59)

Total distributions	(0.37)		(0.66)	(0.65)	(0.63)	(0.59)

Net asset value
End of period/year	$6.95		$6.35	$9.17	$9.24	$9.02

Total return(b)	16.25	%(c)	(25.05)%	6.39%	9.81%	2.33	%(c)

Net assets end of period/year	$344,447		$418,923	$331,300	$315,252	$40,860

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.66	%(d)	0.65%	0.65%	0.66%	0.66	%(d)
Before reimbursement/fee waiver	0.66	%(d)	0.65%	0.65%	0.66%	0.66	%(d)
Net investment income, to average net assets(e)	11.43	%(d)	8.34%	6.96%	7.29%	6.60	%(d)
Portfolio turnover rate	18	%(c)	38%	80%	73%	71	%(c)
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Legg Mason Partners All Cap
	Class A
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$9.98		$17.08	$18.18	$16.10	$14.80	$13.95

Investment operations
Net investment income (loss)(a)	0.05		0.12	0.07	0.09	0.06	(0.03)
Net realized and unrealized gain (loss) on investments	(0.80)		(5.73)	1.49	2.55	1.24	0.88

Total from investment operations	(0.75)		(5.61)	1.56	2.64	1.30	0.85

Distributions
Net investment income	(0.15)		—	(0.06)	(0.01)	— (f)	—
Net realized gains on investments	—		(1.49)	(2.60)	(0.55)	—	—

Total distributions	(0.15)		(1.49)	(2.66)	(0.56)	— (f)	—

Net asset value
End of period/year	$9.08		$9.98	$17.08	$18.18	$16.10	$14.80

Total return(b)	(7.58	)%(c)	(35.81)%	9.27%	16.74%	8.79%	6.09%

Net assets end of period/year	$26,920		$28,237	$49,938	$55,622	$173,929	$438,047

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.55	%(d)	1.55%	1.55%	1.55%	1.32%	1.33%
Before reimbursement/fee waiver	1.91	%(d)	1.59%	1.56%	1.57%	1.32%	1.33%
Net investment income (loss), to average net assets(e)	1.15	%(d)	0.85%	0.42%	0.52%	0.36%	(0.17)%
Portfolio turnover rate	15	%(c)	27%	17%	25%	27%	25%
For a share outstanding throughout each period

	Transamerica Legg Mason Partners All Cap
	Class B
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$9.24		$16.01	$17.24	$15.39	$14.27	$13.53

Investment operations
Net investment income (loss)(a)	0.02		0.02	(0.03)	(0.03)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.75)		(5.30)	1.40	2.43	1.21	0.85

Total from investment operations	(0.73)		(5.28)	1.37	2.40	1.12	0.74

Distributions
Net investment income	(0.03)		—	—	— (f)	—	—
Net realized gains on investments	—		(1.49)	(2.60)	(0.55)	—	—

Total distributions	(0.03)		(1.49)	(2.60)	(0.55)	—	—

Net asset value
End of period/year	$8.48		$9.24	$16.01	$17.24	$15.39	$14.27

Total return(b)	(7.93	)%(c)	(36.18)	% 8.57%	15.97%	7.84	% 5.48%

Net assets end of period/year	$23,175		$33,670	$88,268	$109,567	$123,494	$150,829

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(d)	2.20%	2.19%	2.20%	2.19%	1.97%
Before reimbursement/fee waiver	2.66	%(d)	2.24%	2.19%	2.21%	2.19%	1.97%
Net investment income (loss), to average net assets(e)	0.57	%(d)	0.20%	(0.22)%	(0.17)%	(0.58)%	(0.80)%
Portfolio turnover rate	15	%(c)	27%	17%	25%	27%	25%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Legg Mason Partners All Cap
	Class C
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$9.26		$16.04	$17.25	$15.39	$14.26	$13.53

Investment operations
Net investment income (loss)(a)	0.02		0.03	(0.02)	(0.02)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.76)		(5.32)	1.41	2.43	1.21	0.85

Total from investment operations	(0.74)		(5.29)	1.39	2.41	1.13	0.73

Distributions
Net investment income	(0.05)		—	—	— (f)	—	—
Net realized gains on investments	—		(1.49)	(2.60)	(0.55)	—	—

Total distributions	(0.05)		(1.49)	(2.60)	(0.55)	—	—

Net asset value
End of period/year	$8.47		$9.26	$16.04	$17.25	$15.39	$14.26

Total return(b)	(7.97	)%(c)	(36.17)%	8.70%	16.04%	7.89%	5.43%

Net assets end of period/year	$12,396		$15,316	$35,568	$41,340	$49,909	$65,391

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(d)	2.15%	2.13%	2.15%	2.15%	1.99%
Before reimbursement/fee waiver	2.44	%(d)	2.15%	2.13%	2.15%	2.15%	1.99%
Net investment income (loss), to average net assets(e)	0.54	%(d)	0.26%	(0.15)%	(0.12)%	(0.53)%	(0.83)%
Portfolio turnover rate	15	%(c)	27%	17%	25%	27%	25%
For a share outstanding throughout each period

	Transamerica Money Market
	Class A
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(a)	—	(f)	0.02	0.05	0.04	0.02	—	(f)
Net realized and unrealized gain on investments	—		— (f)	—	—	—	—

Total from investment operations	—	(f)	0.02	0.05	0.04	0.02	—	(f)

Distributions
Net investment income	—	(f)	(0.02)	(0.05)	(0.04)	(0.02)	—	(f)
Net realized gains on investments	—		—	— (f)	—	—	—

Total distributions	—	(f)	(0.02)	(0.05)	(0.04)	(0.02)	—	(f)

Net asset value
End of period/year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	0.21	%(c)	2.52%	4.61%	4.09%	2.10%	0.42%

Net assets end of period/year	$155,852		$142,456	$95,766	$78,716	$150,804	$185,311

Ratio and supplemental data
Expenses to average net assets(k)(l)
After reimbursement/fee waiver	0.80	%(d)	0.83%	0.83%	0.83%	0.83%	0.83%
Before reimbursement/fee waiver	1.06	%(d)	1.08%	1.20%	1.23%	1.05%	1.19%
Net investment income, to average net assets(e)	0.41	%(d)	2.40%	4.54%	3.98%	2.08%	0.45%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Money Market
	Class B
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(a)	—	(f)	0.02	0.04	0.03	0.02	—	(f)
Net realized and unrealized gain on investments	—		— (f)	—	—	—	—

Total from investment operations	—	(f)	0.02	0.04	0.03	0.02	—	(f)

Distributions
Net investment income	—	(f)	(0.02)	(0.04)	(0.03)	(0.02)	—	(f)
Net realized gains on investments	—		—	— (f)	—	—	—

Total distributions	—	(f)	(0.02)	(0.04)	(0.03)	(0.02)	—	(f)

Net asset value
End of period/year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	0.08	%(c)	1.83%	3.92%	3.41%	1.60%	0.14%

Net assets end of period/year	$45,161		$40,110	$23,324	$25,727	$31,647	$40,203

Ratio and supplemental data
Expenses to average net assets(k)(l)
After reimbursement/fee waiver	1.03	%(d)	1.48%	1.48%	1.48%	1.32%	1.10%
Before reimbursement/fee waiver	1.70	%(d)	1.75%	1.83%	1.80%	1.79%	1.81%
Net investment income, to average net assets(e)	0.16	%(d)	1.75%	3.87%	3.50%	1.57%	0.13%
For a share outstanding throughout each period

	Transamerica Money Market
	Class C
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(a)	—	(f)	0.02	0.04	0.03	0.02	—	(f)
Net realized and unrealized gain on investments	—		— (f)	—	—	—	—

Total from investment operations	—	(f)	0.02	0.04	0.03	0.02	—	(f)

Distributions
Net investment income	—	(f)	(0.02)	(0.04)	(0.03)	(0.02)	—	(f)
Net realized gains on investments	—		—	— (f)	—	—	—

Total distributions	—	(f)	(0.02)	(0.04)	(0.03)	(0.02)	—	(f)

Net asset value
End of period/year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	0.07	%(c)	1.86%	3.92%	3.16%	1.87%	0.14%

Net assets end of period/year	$69,453		$59,991	$19,638	$17,286	$15,997	$22,277

Ratio and supplemental data
Expenses to average net assets(k)(l)
After reimbursement/fee waiver	1.04	%(d)	1.48%	1.48%	1.48%	1.26%	0.98%
Before reimbursement/fee waiver	1.60	%(d)	1.67%	1.73%	1.82%	1.89%	1.96%
Net investment income, to average net assets(e)	0.14	%(d)	1.65%	3.88%	3.40%	1.61%	0.43%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Money Market
	Class I
	April 30, 2009		October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006(g)
Net asset value
Beginning of period/year	$1.00		$1.00	$1.00	$1.00

Investment operations
Net investment income(a)	—	(f)	0.03	0.05	0.04
Net realized and unrealized gain on investments	—		— (f)	—	—

Total from investment operations	—	(f)	0.03	0.05	0.04

Distributions
Net investment income	—	(f)	(0.03)	(0.05)	(0.04)
Net realized gains on investments	—		—	— (f)	—

Total distributions	—	(f)	(0.03)	(0.05)	(0.04)

Net asset value
End of period/year	$1.00		$1.00	$1.00	$1.00

Total return(b)	0.34	%(c)	2.84%	4.98%	4.30	%(c)

Net assets end of period/year	$38,612		$29,327	$34,673	$26,466

Ratio and supplemental data
Expenses to average net assets(l)
After reimbursement/fee waiver	0.51	%(d)	0.48%	0.48%	0.48	%(d)
Before reimbursement/fee waiver	0.53	%(d)	0.49%	0.52%	0.51	%(d)
Net investment income, to average net assets(e)	0.69	%(d)	2.89%	4.88%	4.39	%(d)
For a share outstanding throughout each period

	Transamerica Science & Technology
	Class A
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$2.84		$5.67	$3.91	$3.82	$3.80	$3.61

Investment operations
Net investment income (loss)(a)	(0.01)		(0.04)	(0.05)	(0.03)	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	0.06		(2.61)	1.81	0.18	0.02	0.23

Total from investment operations	0.05		(2.65)	1.76	0.15	0.05	0.19

Distributions
Net investment income	—		—	—	—	(0.03)	—
Net realized gains on investments	—		(0.18)	—	(0.06)	—	—

Total distributions	—		(0.18)	—	(0.06)	(0.03)	—

Net asset value
End of period/year	$2.89		$2.84	$5.67	$3.91	$3.82	$3.80

Total return(b)	1.76	%(c)	(48.18)%	45.01%	3.78%	1.23%	5.26%

Net assets end of period/year	$3,839		$3,778	$7,874	$5,616	$65,423	$119,985

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.53	%(d)	1.53%	1.53%	1.53%	1.32%	1.36%
Before reimbursement/fee waiver	2.23	%(d)	1.70%	1.77%	1.67%	1.32%	1.36%
Net investment income (loss), to average net assets(e)	(0.83	)%(d)	(1.02)%	(1.03)%	(0.72)%	0.63%	(1.12)%
Portfolio turnover rate	36	%(c)	47%	66%	94%	73%	41%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Science & Technology
	Class B
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$2.68		$5.40	$3.74	$3.68	$3.68	$3.51

Investment operations
Net investment loss(a)	(0.02)		(0.07)	(0.07)	(0.06)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	0.06		(2.47)	1.73	0.18	0.02	0.23

Total from investment operations	0.04		(2.54)	1.66	0.12	—	0.17

Distributions
Net realized gains on investments	—		(0.18)	—	(0.06)	—	—

Total distributions	—		(0.18)	—	(0.06)	—	—

Net asset value
End of period/year	$2.72		$2.68	$5.40	$3.74	$3.68	$3.68

Total return(b)	1.49	%(c)	(48.56)%	44.39%	3.10%	—%	4.84%

Net assets end of period/year	$1,640		$2,094	$4,913	$4,208	$5,316	$6,874

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.18	%(d)	2.18%	2.18%	2.18%	2.20%	1.91%
Before reimbursement/fee waiver	3.20	%(d)	2.53%	2.53%	2.57%	2.68%	1.91%
Net investment loss, to average net assets(e)	(1.48	)%(d)	(1.67)%	(1.67)%	(1.58)%	(0.58)%	(1.68)%
Portfolio turnover rate	36	%(c)	47%	66%	94%	73%	41%
For a share outstanding throughout each period

	Transamerica Science & Technology
	Class C
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$2.68		$5.39	$3.73	$3.67	$3.67	$3.51

Investment operations
Net investment loss(a)	(0.02)		(0.07)	(0.07)	(0.06)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	0.06		(2.46)	1.73	0.18	0.02	0.23

Total from investment operations	0.04		(2.53)	1.66	0.12	—	0.16

Distributions
Net realized gains on investments	—		(0.18)	—	(0.06)	—	—

Total distributions	—		(0.18)	—	(0.06)	—	—

Net asset value
End of period/year	$2.72		$2.68	$5.39	$3.73	$3.67	$3.67

Total return(b)	1.49	%(c)	(48.46)%	44.50%	3.11%	—%	4.56%

Net assets end of period/year	$1,259		$1,417	$2,799	$2,045	$2,779	$4,089

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.18	%(d)	2.18%	2.18%	2.18%	2.20%	2.20%
Before reimbursement/fee waiver	2.74	%(d)	2.31%	2.36%	2.35%	2.65%	2.60%
Net investment loss, to average net assets(e)	(1.48	)%(d)	(1.67)%	(1.63)%	(1.57)%	(0.51)%	(1.94)%
Portfolio turnover rate	36	%(c)	47%	66%	94%	73%	41%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

							Transamerica Short-Term
	Transamerica Science & Technology						Bond
	Class I						Class A
	April 30, 2009		October 31,	October 31,	October 31,		April 30, 2009		October 31,
	(unaudited)		2008	2007	2006(g)		(unaudited)		2008(j)
Net asset value
Beginning of period/year	$2.89		$5.74	$3.93	$3.98		$9.44		$10.00

Investment operations
Net investment income (loss)(a)	—	(f)	(0.02)	(0.02)	(0.01)		0.22		0.38
Net realized and unrealized gain (loss) on investments	0.06		(2.65)	1.83	0.02		0.31		(0.54)

Total from investment operations	0.06		(2.67)	1.81	0.01		0.53		(0.16)

Distributions
Net investment income	—		—	—	—		(0.22)		(0.40)
Net realized gains on investments	—		(0.18)	—	(0.06)		—		—

Total distributions	—		(0.18)	—	(0.06)		(0.22)		(0.40)

Net asset value
End of period/year	$2.95		$2.89	$5.74	$3.93		$9.75		$9.44

Total return(b)	2.08	%(c)	(47.93)%	46.06%	0.12	%(c)	5.65	%(c)	(1.70	)%(c)

Net assets end of period/year	$45,789		$46,222	$84,206	$57,642		$41,188		$5,663

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.06	%(d)	0.91%	0.92%	0.92	%(d)	1.09	%(d)	1.11	%(d)
Before reimbursement/fee waiver	1.06	%(d)	0.91%	0.92%	0.92	%(d)	1.09	%(d)	1.11	%(d)
Net investment income (loss), to average net assets(e)	(0.36	)%(d)	(0.41)%	(0.41)%	(0.35	)%(d)	4.56	%(d)	3.92	%(d)
Portfolio turnover rate	36	%(c)	47%	66%	94	%(c)	47	%(c)	67	%(c)
For a share outstanding throughout each period

	Transamerica Short-Term
	Bond
	Class C
	April 30, 2009		October 31,
	(unaudited)		2008(j)
Net asset value
Beginning of period/year	$9.42		$10.00

Investment operations
Net investment income(a)	0.18		0.32
Net realized and unrealized gain (loss) on investments	0.32		(0.55)

Total from investment operations	0.50		(0.23)

Distributions
Net investment income	(0.19)		(0.35)

Total distributions	(0.19)		(0.35)

Net asset value
End of period/year	$9.73		$9.42

Total return(b)	5.43	%(c)	(2.43	)%(c)

Net assets end of period/year	$52,943		$7,263

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.72	%(d)	1.76	%(d)
Before reimbursement/fee waiver	1.72	%(d)	1.76	%(d)
Net investment income, to average net assets(e)	3.89	%(d)	3.28	%(d)
Portfolio turnover rate	47	%(c)	67	%(c)
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Short-Term Bond
	Class I
	April 30, 2009		October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005(i)
Net asset value
Beginning of period/year	$9.28		$9.82	$9.84	$9.79	$10.00

Investment operations
Net investment income(a)	0.22		0.43	0.47	0.40	0.28
Net realized and unrealized gain (loss) on investments	0.32		(0.54)	(0.04)	0.05	(0.22)

Total from investment operations	0.54		(0.11)	0.43	0.45	0.06

Distributions
Net investment income	(0.23)		(0.43)	(0.45)	(0.40)	(0.27)

Total distributions	(0.23)		(0.43)	(0.45)	(0.40)	(0.27)

Net asset value
End of period/year	$9.59		$9.28	$9.82	$9.84	$9.79

Total return(b)	5.96	%(c)	(1.22)%	4.45%	4.72%	0.49	%(c)

Net assets end of period/year	$622,006		$492,333	$563,889	$379,442	$174,302

Expenses to average net assets
After reimbursement/fee waiver	0.69	%(d)	0.68%	0.67%	0.70%	0.71	%(d)
Before reimbursement/fee waiver	0.69	%(d)	0.68%	0.67%	0.70%	0.71	%(d)
Net investment income, to average net assets (e)	4.70	%(d)	4.38%	4.81%	4.10%	2.92	%(d)
Portfolio turnover rate	47	%(c)	67%	117%	100%	153	%(c)
For a share outstanding throughout each period

	Transamerica Small/Mid Cap Value
	Class A
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$12.70		$23.78	$17.78	$16.69	$14.32	$12.94

Investment operations
Net investment income(a)	0.03		0.21	0.14	0.28	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.31		(8.64)	6.30	1.96	2.85	2.56

Total from investment operations	0.34		(8.43)	6.44	2.24	2.88	2.60

Distributions
Net investment income	(0.31)		(0.16)	(0.13)	(0.03)	(0.09)	—
Net realized gains on investments	—		(2.49)	(0.31)	(1.12)	(0.42)	(1.22)

Total distributions	(0.31)		(2.65)	(0.44)	(1.15)	(0.51)	(1.22)

Net asset value
End of period/year	$12.73		$12.70	$23.78	$17.78	$16.69	$14.32

Total return(b)	3.01	%(c)	(39.47)%	36.99%	13.97%	20.41%	20.61%

Net assets end of period/year	$142,546		$199,210	$96,667	$47,014	$386,346	$334,763

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.75	%(d)	1.41%	1.41%	1.39%	1.24%	1.32%
Before reimbursement/fee waiver	1.75	%(d)	1.41%	1.41%	1.39%	1.24%	1.32%
Net investment income, to average net assets (e)	0.66	%(d)	1.18%	0.71%	1.61%	0.20%	0.31%
Portfolio turnover rate	54	%(c)	48%	22%	21%	42%	81%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Small/Mid Cap Value
	Class B
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$12.19		$22.89	$17.12	$16.21	$13.97	$12.73

Investment operations
Net investment income (loss)(a)	—	(f)	0.06	0.02	(0.01)	(0.11)	(0.06)
Net realized and unrealized gain (loss) on investments	0.31		(8.27)	6.06	2.07	2.77	2.52

Total from investment operations	0.31		(8.21)	6.08	2.06	2.66	2.46

Distributions
Net investment income	(0.21)		—	—	(0.03)	—	—
Net realized gains on investments	—		(2.49)	(0.31)	(1.12)	(0.42)	(1.22)

Total distributions	(0.21)		(2.49)	(0.31)	(1.15)	(0.42)	(1.22)

Net asset value
End of period/year	$12.29		$12.19	$22.89	$17.12	$16.21	$13.97

Total return(b)	2.73	%(c)	(39.85)%	36.09%	13.21%	19.30%	19.85%

Net assets end of period/year	$29,937		$31,716	$53,285	$47,007	$46,410	$40,477

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.35	%(d)	2.07%	2.07%	2.10%	2.14%	1.97%
Before reimbursement/fee waiver	2.35	%(d)	2.07%	2.07%	2.10%	2.14%	1.97%
Net investment income (loss), to average net assets(e)	0.03	%(d)	0.34%	0.12%	(0.06)%	(0.70)%	(0.43)%
Portfolio turnover rate	54	%(c)	48%	22%	21%	42%	81%
For a share outstanding throughout each period

	Transamerica Small/Mid Cap Value
	Class C
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$12.10		$22.81	$17.09	$16.18	$13.96	$12.73

Investment operations
Net investment income (loss)(a)	—	(f)	0.09	0.02	— (f)	(0.12)	(0.01)
Net realized and unrealized gain (loss) on investments	0.29		(8.24)	6.05	2.06	2.77	2.46

Total from investment operations	0.29		(8.15)	6.07	2.06	2.65	2.45

Distributions
Net investment income	(0.25)		(0.07)	(0.04)	(0.03)	(0.01)	—
Net realized gains on investments	—		(2.49)	(0.31)	(1.12)	(0.42)	(1.22)

Total distributions	(0.25)		(2.56)	(0.35)	(1.15)	(0.43)	(1.22)

Net asset value
End of period/year	$12.14		$12.10	$22.81	$17.09	$16.18	$13.96

Total return(b)	2.78	%(c)	(39.84)%	36.16%	13.23%	19.22%	19.78%

Net assets end of period/year	$87,795		$95,729	$63,856	$29,105	$21,532	$19,678

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.29	%(d)	2.04%	2.04%	2.08%	2.20%	2.07%
Before reimbursement/fee waiver	2.29	%(d)	2.04%	2.04%	2.08%	2.20%	2.07%
Net investment income (loss), to average net assets(e)	0.08	%(d)	0.52%	0.10%	(0.03)%	(0.76)%	(0.02)%
Portfolio turnover rate	54	%(c)	48%	22%	21%	42%	81%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Small/Mid Cap Value
	Class I
	April 30, 2009		October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006(g)
Net asset value
Beginning of period/year	$12.81		$23.91	$17.87	$16.84

Investment operations
Net investment income(a)	0.08		0.30	0.26	0.18
Net realized and unrealized gain (loss) on investments	0.30		(8.67)	6.32	1.97

Total from investment operations	0.38		(8.37)	6.58	2.15

Distributions
Net investment income	(0.41)		(0.24)	(0.23)	—
Net realized gains on investments	—		(2.49)	(0.31)	(1.12)

Total distributions	(0.41)		(2.73)	(0.54)	(1.12)

Net asset value
End of period/year	$12.78		$12.81	$23.91	$17.87

Total return(b)	3.43	%(c)	(39.11)%	37.78%	13.30	%(c)

Net assets end of period/year	$9,647		$214,351	$487,605	$478,728

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.89	%(d)	0.85%	0.85%	0.86	%(d)
Before reimbursement/fee waiver	0.89	%(d)	0.85%	0.85%	0.86	%(d)
Net investment income, to average net assets(e)	1.34	%(d)	1.58%	1.30%	1.05	%(d)
Portfolio turnover rate	54	%(c)	48%	22%	21	%(c)
For a share outstanding throughout each period

	Transamerica Templeton Global
	Class A
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$19.63		$35.83	$29.28	$24.68	$22.57	$21.41

Investment operations
Net investment income (loss)(a)	0.12		0.33	0.19	0.15	0.21	(0.07)
Net realized and unrealized gain (loss) on investments	(0.75)		(16.19)	6.70	4.45	2.14	1.23

Total from investment operations	(0.63)		(15.86)	6.89	4.60	2.35	1.16

Distributions
Net investment income	(0.18)		(0.34)	(0.34)	— (f)	(0.24)	—

Total distributions	(0.18)		(0.34)	(0.34)	— (f)	(0.24)	—

Net asset value
End of period/year	$18.82		$19.63	$35.83	$29.28	$24.68	$22.57

Total return(b)	(3.23	)%(c)	(44.68)%	23.74%	18.65%	10.41%	5.41%

Net assets end of period/year	$66,649		$73,721	$118,738	$117,367	$385,504	$226,517

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.55	%(d)	1.55%	1.55%	1.55%	1.42%	1.85%
Before reimbursement/fee waiver	2.10	%(d)	1.61%	1.63%	1.62%	1.42%	1.85%
Net investment income (loss), to average net assets(e)	1.30	%(d)	1.13%	0.59%	0.55%	0.85%	(0.31)%
Portfolio turnover rate	14	%(c)	28%	30%	55%	79%	140%
     The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Templeton Global
	Class B
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$18.41		$33.52	$27.40	$23.24	$21.23	$20.25

Investment operations
Net investment income (loss)(a)	0.05		0.08	(0.02)	(0.01)	0.02	(0.20)
Net realized and unrealized gain (loss) on investments	(0.71)		(15.14)	6.28	4.17	1.99	1.18

Total from investment operations	(0.66)		(15.06)	6.26	4.16	2.01	0.98

Distributions
Net investment income	—		(0.05)	(0.14)	—	— (f)	—

Total distributions	—		(0.05)	(0.14)	—	— (f)	—

Net asset value
End of period/year	$17.75		$18.41	$33.52	$27.40	$23.24	$21.23

Total return(b)	(3.59	)%(c)	(44.99)%	22.94%	17.90%	9.48%	4.83%

Net assets end of period/year	$8,209		$10,746	$63,876	$75,711	$90,877	$117,409

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(d)	2.20%	2.20%	2.20%	2.20%	2.49%
Before reimbursement/fee waiver	3.25	%(d)	2.44%	2.39%	2.42%	2.41%	2.49%
Net investment income (loss), to average net assets(e)	0.62	%(d)	0.29%	(0.07)%	(0.05)%	0.07%	(0.93)%
Portfolio turnover rate	14	%(c)	28%	30%	55%	79%	140%
For a share outstanding throughout each period

	Transamerica Templeton Global
	Class C
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$18.27		$33.47	$27.37	$23.21	$21.21	$20.25

Investment operations
Net investment income (loss)(a)	0.05		0.12	(0.02)	(0.01)	0.02	(0.15)
Net realized and unrealized gain (loss) on investments	(0.70)		(15.10)	6.27	4.17	1.99	1.11

Total from investment operations	(0.65)		(14.98)	6.25	4.16	2.01	0.96

Distributions
Net investment income	—		(0.22)	(0.15)	—	(0.01)	—

Total distributions	—		(0.22)	(0.15)	—	(0.01)	—

Net asset value
End of period/year	$17.62		$18.27	$33.47	$27.37	$23.21	$21.21

Total return(b)	(3.56	)%(c)	(45.05)%	22.95%	17.87%	9.52%	4.74%

Net assets end of period/year	$12,406		$14,286	$31,506	$32,341	$36,938	$48,378

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(d)	2.20%	2.20%	2.20%	2.20%	2.18%
Before reimbursement/fee waiver	2.73	%(d)	2.26%	2.31%	2.35%	2.38%	2.18%
Net investment income (loss), to average net assets(e)	0.64	%(d)	0.43%	(0.07)%	(0.05)%	0.07%	(0.72)%
Portfolio turnover rate	14	%(c)	28%	30%	55%	79%	140%
     The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Value Balanced
	Class A
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.91		$14.38	$13.30	$11.95	$12.11	$11.49

Investment operations
Net investment income(a)	0.14		0.30	0.28	0.23	0.24	0.18
Net realized and unrealized gain (loss) on investments	(0.49)		(4.74)	1.41	1.54	0.69	0.61

Total from investment operations	(0.35)		(4.44)	1.69	1.77	0.93	0.79

Distributions
Net investment income	(0.12)		(0.31)	(0.23)	(0.24)	(0.25)	(0.17)
Net realized gains on investments	—		(0.72)	(0.38)	(0.18)	(0.84)	—

Total distributions	(0.12)		(1.03)	(0.61)	(0.42)	(1.09)	(0.17)

Net asset value
End of period/year	$8.44		$8.91	$14.38	$13.30	$11.95	$12.11

Total return(b)	(3.87	)%(c)	(32.94)%	13.11%	15.09%	7.79%	6.99%

Net assets end of period/year	$16,077		$18,666	$32,485	$32,666	$32,934	$37,393

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.55	%(d)	1.55%	1.55%	1.55%	1.55%	1.55%
Before reimbursement/fee waiver	1.89	%(d)	1.56%	1.58%	1.63%	1.59%	1.63%
Net investment income, to average net assets(e)	3.19	%(d)	2.51%	2.06%	1.84%	2.03%	1.50%
Portfolio turnover rate	55	%(c)	50%	42%	42%	57%	122%
For a share outstanding throughout each period

	Transamerica Value Balanced
	Class B
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.88		$14.32	$13.25	$11.91	$12.07	$11.46

Investment operations
Net investment income(a)	0.11		0.22	0.19	0.15	0.17	0.10
Net realized and unrealized gain (loss) on investments	(0.49)		(4.72)	1.41	1.53	0.68	0.61

Total from investment operations	(0.38)		(4.50)	1.60	1.68	0.85	0.71

Distributions
Net investment income	(0.09)		(0.22)	(0.15)	(0.16)	(0.17)	(0.10)
Net realized gains on investments	—		(0.72)	(0.38)	(0.18)	(0.84)	—

Total distributions	(0.09)		(0.94)	(0.53)	(0.34)	(1.01)	(0.10)

Net asset value
End of period/year	$8.41		$8.88	$14.32	$13.25	$11.91	$12.07

Total return(b)	(4.20	)%(c)	(33.37)%	12.40%	14.28%	7.13%	6.23%

Net assets end of period/year	$4,592		$6,414	$17,508	$20,405	$24,072	$29,409

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(d)	2.20%	2.20%	2.20%	2.20%	2.20%
Before reimbursement/fee waiver	2.75	%(d)	2.30%	2.27%	2.28%	2.27%	2.30%
Net investment income, to average net assets(e)	2.55	%(d)	1.83%	1.43%	1.20%	1.39%	0.81%
Portfolio turnover rate	55	%(c)	50%	42%	42%	57%	122%
The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Value Balanced
	Class C
	April 30, 2009		October 31,	October 31,	October 31,	October 31,	October 31,
	(unaudited)		2008	2007	2006	2005	2004
Net asset value
Beginning of period/year	$8.87		$14.31	$13.25	$11.91	$12.07	$11.46

Investment operations
Net investment income(a)	0.11		0.22	0.19	0.15	0.17	0.11
Net realized and unrealized gain (loss) on investments	(0.48)		(4.72)	1.41	1.53	0.69	0.60

Total from investment operations	(0.37)		(4.50)	1.60	1.68	0.86	0.71

Distributions
Net investment income	(0.09)		(0.22)	(0.16)	(0.16)	(0.18)	(0.10)
Net realized gains on investments	—		(0.72)	(0.38)	(0.18)	(0.84)	—

Total distributions	(0.09)		(0.94)	(0.54)	(0.34)	(1.02)	(0.10)

Net asset value
End of period/year	$8.41		$8.87	$14.31	$13.25	$11.91	$12.07

Total return(b)	(4.10	)%(c)	(33.33)%	12.40%	14.33%	7.18%	6.31%

Net assets end of period/year	$4,803		$5,833	$11,674	$11,316	$11,926	$14,285

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(d)	2.13%	2.17%	2.20%	2.16%	2.20%
Before reimbursement/fee waiver	2.41	%(d)	2.13%	2.17%	2.20%	2.16%	2.39%
Net investment income, to average net assets(e)	2.54	%(d)	1.92%	1.44%	1.19%	1.43%	0.78%
Portfolio turnover rate	55	%(c)	50%	42%	42%	57%	122%

(a)	Calculation is based on average number of shares outstanding.

(b)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(c)	Not annualized.

(d)	Annualized.

(e)	Includes Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, Class C, and Class T, respectively.

(f)	Rounds to less than $(0.01) or $0.01.

(g)	Commenced operations November 15, 2005.

(h)	Commenced operations October 27, 2006.

(i)	Commenced operations November 8, 2004.

(j)	Commenced operations November 1, 2007.

(k)	Expenses are inclusive of treasury guarantee expenses with total impacts of 0.04% for Class A, and 0.03% for Classes B, C, and I.

(l)	Expenses were waived to sustain a positive yield with a total impact of (0.07%), (0.48%), and (0.46%) for Classes A, B, and C, respectively.
The notes to the financial statements are an integral part of this report.

NOTES TO FINANCIAL STATEMENTS
At April 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica Legg Mason Partners All Cap, Transamerica Money Market, Transamerica Science & Technology, Transamerica Short-Term Bond, Transamerica Small/Mid Cap Value, Transamerica Templeton Global and Transamerica Value Balanced (each, a “Fund”; collectively, the “Funds”) are part of Transamerica Funds.
The Funds, except Transamerica Balanced, Transamerica Equity, Transamerica Legg Mason Partners All Cap, Transamerica Short-Term Bond, Transamerica Templeton Global and Transamerica Value Balanced, currently have four classes of shares; Class A, Class B, Class C, and Class I. Transamerica Balanced, Transamerica Legg Mason Partners All Cap, Transamerica Templeton Global, and Transamerica Value Balanced currently have three classes of shares; Class A, Class B, and Class C. Transamerica Equity currently has five classes of shares; Class A, Class B, Class C, Class I, and Class T. Transamerica Short-Term Bond currently has three classes of shares: Class A, Class C, and Class I. Class T shares are not available to new investors. Each of the above classes has a public offering price that reflects different sales charges, if any, and expense levels. Class I shares are currently available for investment primarily to certain affiliated asset allocation funds.
Class I shares may also be made available to other investors, including institutional investors and eligible retirement plans whose record keepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Class B shares will convert to Class A shares eight years after purchase.
Transamerica Legg Mason Partners All Cap and Transamerica Science & Technology are “non-diversified” under the 1940 Act.
This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds.
In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.
Multiple class operations, income and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.
Security valuations: The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Funds’ investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.
Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Funds’ net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Funds may be valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.
Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under FAS 157 are described below:

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 -	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The aggregate value by input level, at April 30, 2009 for the Funds’ investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Funds’ Schedules of Investments.
Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdrafts by a rate based on the federal funds rate.
Repurchase agreements: The Funds may enter into repurchase agreements. The Funds, through their custodian, receive delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Funds will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Commission recapture: The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Funds, or by any other party.
Recaptured comissions during the period ended April 30, 2009, are included in net realized gains on the Statements of Operations and are summarized as follows:

Fund	Commissions
Transamerica Balanced	$2
Transamerica Equity	49
Transamerica Growth Opportunities	16
Transamerica Legg Mason Partners All Cap	6
Transamerica Science & Technology	2
Transamerica Small/Mid Cap Value	56
Transamerica Templeton Global	2
Transamerica Value Balanced	—	(a)

(a)	Rounds to less than $1.
Securities lending: The Funds may lend securities to qualified financial institutions and brokers. The lending of Fund securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Funds may experience losses related to the investment collateral. To minimize certain of these risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees). Such income is reflected separately on the Statements of Operations. The value of loaned securities and the liability to return the cash collateral received are reflected on the Schedules of Investments and Statements of Assets and Liabilities. There were no securities on loan at April 30, 2009.
Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.
Dividend income, related to Real Estate Investment Trusts (“REIT”), is recorded at managements’ estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Funds combine fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.
Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Forward foreign currency contracts: The Funds are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.
Open forward foreign currency contracts at April 30, 2009 are listed in the Schedules of Investments.
Futures contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The underlying face amounts of open futures contracts are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities.
At April 30, 2009, the Funds did not hold any futures contracts.
Option contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms. Certain Funds may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. When a Fund writes a covered call or put option/swaption, an amount equal to the premium received by a Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.
At April 30, 2009, the Funds did not hold any open options or swaptions contracts.

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 1. (continued)
Redemption fees: A short-term trading redemption fee may be assessed on any sales of Fund shares in a fund account during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the period ended April 30, 2009, the Funds received redemption fees which are disclosed in the Funds’ Statements of Changes in Net Assets. Effective March 1, 2009, the Funds no longer charge redemption fees.
Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.
Temporary guarantee program: Transamerica Money Market has enrolled in the U.S. Department of the Treasury’s “Treasury” Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009. Under the Program, the Treasury guarantees the $1.00 dollar per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations “Covered Shares”.
The guarantee will be triggered if the market-based net asset value of any class percentage of Transamerica Money Market is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, Transamerica Money Market would be required to liquidate. Upon liquidation and subject to the availability of funds under the Program, eligible shareholders would be entitled to receive payments equal to $1.00 per Covered Share. The number of Covered Shares held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs.
The initial period of the Program covered a three month period from September 19, 2008 to December 18, 2008. The program was extended from December 19, 2008 through April 30, 2009, and again from May 1, 2009 through September 18, 2009 (the “Program Extension Periods”). Participation in the Program extension periods required payment of additional fees. Transamerica Money Market paid to the Treasury a fee of 0.01% of its net assets as of September 19, 2008 to participate in the initial three month period of the Program and a fee of 0.015% of its net assets as of September 19, 2008 to participate in each of the Program Extension Periods. These expenses are borne by Transamerica Money Market without regard to any expense limitation agreement in effect.
NOTE 2. RELATED PARTY TRANSACTIONS
TAM is the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of AEGON NV.
Certain officers and trustees of the Funds are also officers and/or directors of TAM, TFS, and TCI.
At the commencement of operations of each of these Funds and classes, TAM, an affiliate, invested in each Fund. As of April 30, 2009, TAM had investments in the Funds as follows:

	Market	% of Fund’s
Fund Name	Value	Net Assets
Transamerica Convertible Securities
Class C	$290	0.48%
Transamerica Short-Term Bond
Class A	259	0.04
Class C	257	0.04

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The following schedule reflects the percentage of each Fund’s assets owned by affiliated investment companies at April 30, 2009:

	Market	% of Net
Transamerica Convertible Securities	Values	Assets
Transamerica Asset Allocation-Conservative Portfolio	$156	0.25%
Transamerica Asset Allocation-Moderate Portfolio	21,937	34.60
Transamerica Asset Allocation-Moderate Growth Portfolio	20,943	33.03

Total	$43,036	67.88%

	Market	% of Net
Transamerica Equity	Values	Assets
Transamerica Asset Allocation-Conservative Portfolio	$22,007	2.48%
Transamerica Asset Allocation-Growth Portfolio	138,703	15.64
Transamerica Asset Allocation-Moderate Portfolio	82,950	9.36
Transamerica Asset Allocation-Moderate Growth Portfolio	208,497	23.51

Total	$452,157	50.99%

	Market	% of Net
Transamerica Flexible Income	Values	Assets
Transamerica Asset Allocation-Conservative Portfolio	$10,692	8.46%
Transamerica Asset Allocation-Moderate Portfolio	15,054	11.91
Transamerica Asset Allocation-Moderate Growth Portfolio	18,535	14.66
Transamerica Asset Allocation-Conservative VP	6,366	5.03
Transamerica Asset Allocation-Moderate Growth VP	21,466	16.98
Transamerica Asset Allocation-Moderate VP	23,219	18.37

Total	$95,332	75.41%

	Market	% of Net
Transamerica Growth Opportunities	Values	Assets
Transamerica Asset Allocation-Conservative Portfolio	$5,642	3.57%
Transamerica Asset Allocation-Growth Portfolio	28,529	18.04
Transamerica Asset Allocation-Moderate Portfolio	13,120	8.30
Transamerica Asset Allocation-Moderate Growth Portfolio	41,801	26.44

Total	$89,092	56.35%

	Market	% of Net
Transamerica High Yield Bond	Values	Assets
Transamerica Asset Allocation-Conservative Portfolio	$47,992	12.03%
Transamerica Asset Allocation-Moderate Portfolio	75,603	18.94
Transamerica Asset Allocation-Moderate Growth Portfolio	80,383	20.14
Transamerica Asset Allocation-Conservative VP	31,696	7.94
Transamerica Asset Allocation-Moderate Growth VP	51,669	12.95
Transamerica Asset Allocation-Moderate VP	54,017	13.53

Total	$341,360	85.53%

	Market	% of Net
Transamerica Money Market	Values	Assets
Transamerica Asset Allocation-Conservative Portfolio	$5,992	1.94%
Transamerica Asset Allocation-Growth Portfolio	5,786	1.87
Transamerica Asset Allocation-Moderate Portfolio	5,310	1.72
Transamerica Asset Allocation-Moderate Growth Portfolio	7,481	2.42
Transamerica Multi-Manager Alternative Strategies Portfolio	10,575	3.42

Total	$35,144	11.37%

	Market	% of Net
Transamerica Science & Technology	Values	Assets
Transamerica Asset Allocation-Conservative Portfolio	$2,661	5.07%
Transamerica Asset Allocation-Growth Portfolio	12,617	24.02
Transamerica Asset Allocation-Moderate Portfolio	7,955	15.14
Transamerica Asset Allocation-Moderate Growth Portfolio	22,190	42.24

Total	$45,423	86.47%

	Market	% of Net
Transamerica Short-Term Bond	Values	Assets
Transamerica Asset Allocation-Conservative Portfolio	$69,387	9.69%
Transamerica Asset Allocation-Moderate Portfolio	94,054	13.14
Transamerica Asset Allocation-Moderate Growth Portfolio	83,645	11.68
Transamerica Asset Allocation-Conservative VP	84,814	11.84
Transamerica Asset Allocation-Moderate Growth VP	140,000	19.55
Transamerica Asset Allocation-Moderate VP	134,201	18.74
Transamerica International Moderate Growth VP	14,200	1.98

Total	$620,301	86.62%

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Investment advisory fees: The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica Balanced
First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million up to $1.5 billion	0.70%
Over $1.5 billion	0.625%
Transamerica Convertible Securities
First $250 million	0.75%
Over $250 million	0.70%
Transamerica Equity
First $500 million	0.75%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%
Transamerica Flexible Income
First $250 million	0.725%
Over $250 million up to $350 million	0.675%
Over $350 million	0.625%
Transamerica Growth Opportunities
First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million	0.70%
Transamerica High Yield Bond
First $400 million	0.59%
Over $400 million up to $750 million	0.575%
Over $750 million	0.55%
Transamerica Legg Mason Partners All Cap
First $500 million	0.80%
Over $500 million	0.675%
Transamerica Money Market
Average daily net assets	0.40%
Transamerica Science & Technology
First $500 million	0.78%
Over $500 million	0.70%
Transamerica Short-Term Bond
First $250 million	0.65%
Over $250 million up to $500 million	0.60%
Over $500 million up to $1 billion	0.575%
Over $1 billion	0.55%
Transamerica Small/Mid Cap Value
First $500 million	0.80%
Over $500 million	0.75%
Transamerica Templeton Global
First $500 million	0.80%
Over $500 million	0.70%
Transamerica Value Balanced
First $500 million	0.75%
Over $500 million up to $1 billion	0.65%
Over $1 billion	0.60%
TAM has contractually agreed to waive its advisory fee and will reimburse the Funds to the extent that operating expenses, excluding 12b-1 fees and other extraordinary expenses, exceed the following stated annual limit:

Expense
Fund	Limit
Transamerica Balanced	1.45%
Transamerica Convertible Securities	1.35
Transamerica Equity*	1.17
Transamerica Flexible Income	1.50
Transamerica Growth Opportunities*	1.40
Transamerica High Yield Bond*	1.24
Transamerica Legg Mason Partners All Cap*	1.20
Transamerica Money Market	0.48
Transamerica Science & Technology	1.18
Transamerica Short-Term Bond	0.85
Transamerica Small/Mid Cap Value	1.40
Transamerica Templeton Global	1.20
Transamerica Value Balanced*	1.20

*	The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.
If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Funds may be required to pay the adviser a portion or all of the reimbursed class expenses.
There were no amounts recaptured at April 30, 2009.

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
The following amounts were available for recapture as of April 30, 2009:

	Reimbursement of	Available for
Fund	Class Expenses	Recapture Through
Transamerica Equity
Fiscal Year 2008:		10/31/2011
Class B	$54
Transamerica Growth Opportunities
Fiscal Year 2008:		10/31/2011
Class A	$31
Class B	27
Transamerica Legg Mason Partners All Cap
Fiscal Year 2008:		10/31/2011
Class A	$17
Class B	24
Transamerica Money Market
Fiscal Year 2008:		10/31/2011
Class A	$276
Class B	71
Class C	62
Class I	2
Fiscal Year 2007:		10/31/2010
Class A	$321
Class B	88
Class C	45
Class I	18
Fiscal Year 2006:		10/31/2009
Class A	$290
Class B	81
Class C	47
Transamerica Science & Technology
Fiscal Year 2008:		10/31/2011
Class A	$11
Class B	12
Class C	3
Fiscal Year 2007:		10/31/2010
Class A	$13
Class B	14
Class C	4
Fiscal Year 2006:		10/31/2009
Class A	$12
Class B	19
Class C	4
Transamerica Templeton Global
Fiscal Year 2008:		10/31/2011
Class A	$66
Class B	82
Class C	14
Fiscal Year 2007:		10/31/2010
Class A	$94
Class B	131
Class C	35
Fiscal Year 2006:		10/31/2009
Class A	$97
Class B	184
Class C	53
Transamerica Value Balanced
Fiscal Year 2008:		10/31/2011
Class A	$3
Class B	11
In addition to the advisory fee waiver for Transamerica Money Market, TAM or any of its affiliates may waive fees or reimburse expenses of one or more classes of Transamerica Money Market in order to avoid a negative yield. At any point in which the Transamerica Money Market, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica Money Market to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the Statement of Operations, within the class expense reimbursed (recaptured). Amounts waived for Class A, B, and C, as of April 30, 2009 were $53, $103, and $155, respectively.
Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The Funds are authorized under the 12b-1 plans to pay fees on each class up to the following limits: 0.35% for Class A, 1.00% for Class B, and 1.00% for Class C. 12b-1 fees are not applicable for Class I and Class T.

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Class B, Class C, and certain Class A share redemptions. For the period ended April 30, 2009, the underwriter commissions were as follows:

Transamerica Balanced
Received by Underwriter	$21
Retained by Underwriter	3
Contingent Deferred Sales Charge	11
Transamerica Convertible Securities
Received by Underwriter	$20
Retained by Underwriter	4
Contingent Deferred Sales Charge	9
Transamerica Equity
Received by Underwriter	$148
Retained by Underwriter	22
Contingent Deferred Sales Charge	34
Transamerica Flexible Income
Received by Underwriter	$22
Retained by Underwriter	4
Contingent Deferred Sales Charge	4
Transamerica Growth Opportunities
Received by Underwriter	$23
Retained by Underwriter	3
Contingent Deferred Sales Charge	9
Transamerica High Yield Bond
Received by Underwriter	$89
Retained by Underwriter	16
Contingent Deferred Sales Charge	5
Transamerica Legg Mason Partners All Cap
Received by Underwriter	$15
Retained by Underwriter	2
Contingent Deferred Sales Charge	9
Transamerica Money Market
Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	121
Transamerica Science & Technology
Received by Underwriter	$3
Retained by Underwriter	—	(a)
Contingent Deferred Sales Charge	2
Transamerica Short-Term Bond
Received by Underwriter	$197
Retained by Underwriter	41
Contingent Deferred Sales Charge	4
Transamerica Small/Mid Cap Value
Received by Underwriter	$73
Retained by Underwriter	11
Contingent Deferred Sales Charge	72
Transamerica Templeton Global
Received by Underwriter	$20
Retained by Underwriter	3
Contingent Deferred Sales Charge	6
Transamerica Value Balanced
Received by Underwriter	$6
Retained by Underwriter	1
Contingent Deferred Sales Charge	4

(a)	Rounds to less than $1.
Administrative services: The Funds have entered into agreements with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.02% of ANA. The Legal fees on the Statements of Operations are for fees paid to external legal counsel.
Transfer agent fees: The Funds pay TFS an annual per-account charge for each open and closed account. The Funds paid TFS the following amounts for the period ended April 30, 2009:

Fund	Fees
Transamerica Balanced	$181
Transamerica Convertible Securities	21
Transamerica Equity	983
Transamerica Flexible Income	41
Transamerica Growth Opportunities	306
Transamerica High Yield Bond	46
Transamerica Legg Mason Partners All Cap	177
Transamerica Money Market	228
Transamerica Science & Technology	27
Transamerica Short-Term Bond	9
Transamerica Small/Mid Cap Value	448
Transamerica Templeton Global	318
Transamerica Value Balanced	61
Brokerage commissions: There were no brokerage commissions incurred on security transactions placed with affiliates of the advisers or sub-advisers for the period ended April 30, 2009.
Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by Transamerica Funds. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, including the Funds, or investment options under Transamerica Partners Institutional Funds Group or Transamerica Institutional Asset Allocation Funds, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of Transamerica Funds.

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 2. (continued)
Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of Transamerica Funds upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.
Such amounts were to be accrued by Transamerica Funds on a pro rata basis allocable to each Transamerica Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.
At April 30, 2009, the Funds’ liabilities related to the Emeritus Plan were as follows:

Fund	Emeritus Fees
Transamerica Balanced	$1
Transamerica Convertible Securities	1
Transamerica Equity	6
Transamerica Flexible Income	1
Transamerica Growth Opportunities	1
Transamerica High Yield Bond	1
Transamerica Legg Mason Partners All Cap	1
Transamerica Money Market	—	(a)
Transamerica Science & Technology	—	(a)
Transamerica Short-Term Bond	1
Transamerica Small/Mid Cap Value	2
Transamerica Templeton Global	1
Transamerica Value Balanced	—	(a)

(a)	Rounds to less than $1.
Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of Transamerica Funds.
The Emeritus Plan was terminated effective October 30, 2007. Upon the termination, the Funds continue to pay any remaining benefits in accordance with the Plan, but no further compensation is accrued under the Plan.
NOTE 3. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended April 30, 2009 were as follows:

			Proceeds from maturities and sales of
	Purchases of securities:		securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica Balanced	$43,300	$11,816	$47,239	$17,064
Transamerica Convertible Securities	71,316	—	117,254	—
Transamerica Equity	193,440	—	187,309	—
Transamerica Flexible Income	86,612	32,961	110,268	43,963
Transamerica Growth Opportunities	45,812	—	49,696	—
Transamerica High Yield Bond	69,483	—	156,244	—
Transamerica Legg Mason Partners All Cap	9,654	—	20,289	—
Transamerica Science & Technology	17,809	—	15,994	—
Transamerica Short-Term Bond	397,745	5,181	279,364	6,318
Transamerica Small/Mid Cap Value	155,296	—	323,347	—
Transamerica Templeton Global	11,826	—	14,589	—
Transamerica Value Balanced	10,893	3,778	12,745	4,402
NOTE 4. FEDERAL INCOME TAX MATTERS
The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Management has evaluated the Funds’ tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses and distribution reclasses.

NOTES TO FINANCIAL STATEMENTS (continued)
At April 30, 2009
(all amounts in thousands)
(unaudited)
NOTE 5. ACCOUNTING PRONOUNCEMENT
In March 2008, the Financial Accounting Standards Board issued its new Standard No. 161, “Disclosure About Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.
NOTE 6. SUBSEQUENT EVENT
Effective May 1, 2009 for Transamerica Short Term Bond, TAM has contractually agreed, through May 1, 2010, to waive 0.10% of its 0.62% advisory fee. As the result of a contractual waiver, 0.10% of the 0.35% 12b-1 fee on Class A shares will be waived through May 1, 2010. In addition, contractual arrangements have been made with TAM through March 1, 2010, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. If the total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the reimbursed expenses.

TRANSAMERICA BALANCED
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Balanced (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (“TIM” or, the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2007. The Trustees noted that the Fund’s performance was strong compared to its peer universe for the past 1-year period, above the median for the past 3-year period, and in line with the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees and total expenses were above the medians for its peer group and peer universe. and they also noted management’s statements about the challenges reflected in the peer group. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits (such as soft dollars) to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

TRANSAMERICA CONVERTIBLE SECURITIES
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Convertible Securities (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2007. The Trustees noted that the Fund’s performance was strong compared to its peer universe for the past 1-, 3- and 5-year periods. The Trustees considered that the Fund’s risk/reward profile is well above median, indicating attractive returns commensurate with the risk taken. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees and total expenses were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that despite a flat sub-advisory fee schedule TAM offers breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

TRANSAMERICA EQUITY
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Equity (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2007. The Trustees noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period, strong compared to its peer universe for the past 3-year period and above the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees were in line with the medians for its peer group and peer universe and that the total expenses of the Fund were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits (such as soft dollars) to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

TRANSAMERICA FLEXIBLE INCOME
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Flexible Income (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (“TIM” or, the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2007. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Trustees recognized that the longer-term underperformance can be attributed to the Fund’s prior sub-adviser, noting that TIM took over the management of the Fund on March 1, 2004. The Trustees considered that the Fund’s recent underperformance was driven in part by overweighting in corporate and high-yield bond investments, but they noted that they would be monitoring performance closely and expected to see improvement. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees were above the medians for its peer group and peer universe and that the total expenses of the Fund above the medians for its peer group and peer universe. The Trustees further noted that TAM voluntarily lowered its fees in 2007 and again for 2008. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

TRANSAMERICA GROWTH OPPORTUNITIES
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Growth Opportunities (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (“TIM” or, the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2007. The Trustees noted that the Fund’s performance was above the median for its peer universe for the past 1- and 3-year periods and slightly above the median for the past 5-year period. The Trustees recognized that the longer-term underperformance can be partially attributed to the Fund’s prior sub-adviser, noting that TIM took over the management of the Fund in 2005. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees were below the median for its peer group and in line with the median for its peer universe and that the total expenses of the Fund were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits (such as soft dollars) to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which currently is resulting in TAM waiving fees for certain share classes for the benefit of shareholders.

TRANSAMERICA HIGH YIELD BOND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica High Yield Bond (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and AEGON USA Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2007. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5-year period. The Board noted that prior to March 2005, the Fund’s mandate was limited to 75% in high-yield bonds and relative to its peer funds, this higher quality structural limitation hurt the Fund as high-yield bonds outperformed investment-grade bonds over the past several years. The Board noted that they would be monitoring performance closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees were in line with the median for its peer group and slightly below the median for its peer universe and that the total expenses of the Fund were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

TRANSAMERICA LEGG MASON PARTNERS ALL CAP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Legg Mason Partners All Cap (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and ClearBridge Advisors, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2007. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods and slightly below the median for the past 5-year period, and that they would be monitoring performance closely and expected improvement. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees is in line with the median for its peer group and above the median for its peer universe and that the total expenses of the Fund were above the medians for its peer group and peer universe. The Board noted further that sub-advisory fees were renegotiated for 2008. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits (such as soft dollars) to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

TRANSAMERICA MONEY MARKET
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Money Market (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (“TIM” or, the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2007. The Trustees noted that the Fund’s performance was in line with the median for its peer universe for the past 1-, 3-, and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees were below the median for its peer group and in line with the median for its peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, the nature of the Fund and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board considered the specific reasons for the absence of breakpoints, and concluded that the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which currently is resulting in TAM waiving a substantial amount of fees for the benefit of shareholders.

TRANSAMERICA SCIENCE & TECHNOLOGY
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Science & Technology (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (“TIM” or, the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2007. The Trustees noted that the Fund’s performance was strong compared to its peer universe for the past 1-year period, slightly above the median for the past 3-year period, and in line with the median for the past 5-year period. The Board also noted that the performance of the Fund prior to August, 2006 could be attributed in part to the Fund’s prior sub-adviser. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees and total expenses were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits (such as soft dollars) to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which currently is resulting in TAM waiving a substantial amount of fees for the benefit of shareholders.

TRANSAMERICA SHORT-TERM BOND
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Short-Term Bond (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (“TIM” or, the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for trailing periods ended December 31, 2007, noting that the Fund’s inception date was November 8, 2004. The Trustees noted that the Fund’s performance was below the median for its peer universe for the past 1- year period and in line with the median for the past 3-year period. The Board noted that they would be monitoring performance closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees were above the medians for its peer group and peer universe but that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

TRANSAMERICA SMALL/MID CAP VALUE
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Small/Mid Cap Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (“TIM” or, the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2007. The Board noted that the Fund’s performance was strong compared to its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the Fund’s 5-year performance could not be attributed completely to the Sub-Adviser’s current management team, which assumed management of the Fund in March 2004. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees were below the medians for its peer group and peer universe and that the total expenses of the Fund were in line with the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits (such as soft dollars) to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

TRANSAMERICA TEMPLETON GLOBAL
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Templeton Global (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Templeton Investment Counsel, LLC and Transamerica Investment Management, LLC (“TIM”) (collectively the “Sub-Advisers”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this series and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2007. The Trustees noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for its peer universe for the past 3- and 5-year periods. The Trustees recognized that the longer-term underperformance can partly be attributed to the Fund’s prior sub-advisers of the domestic portion of the Fund, noting that TIM took over the management of the domestic portion of the Fund in August 2006. The Board noted they would be monitoring performance closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees were below the median for its peer group and slightly above median for the peer universe and that the total expenses of the Fund were slightly above the median for its peer group and above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Advisers offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.
Benefits (such as soft dollars) to TAM, its affiliates, or the Sub-Advisers from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which currently is resulting in TAM waiving fees for the benefit of shareholders.

TRANSAMERICA VALUE BALANCED
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
(unaudited)
At a meeting of the Board of Trustees of Transamerica Funds held on May 15th, 2008, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Value Balanced (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (“TIM” or, the “Sub-Adviser”), to determine whether the agreements should be renewed.
Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2009. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:
The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.
The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2007. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-year period and in line with the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.
The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fees were above the medians for its peer group and peer universe and that the total expenses of the Fund were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.
Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.
Benefits (such as soft dollars) to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which currently is resulting in TAM waiving fees for certain share classes for the benefit of shareholders.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS
(unaudited)
A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may also visit the Trust’s website at www.transamericafunds.com for this and other information about the Funds and the Trust.
Important Notice Regarding Delivery of Shareholder Documents
Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday—Friday. Your request will take effect within 30 days.

P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service 1-888-233-4339
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.